New Issue Computational Materials

$289,176,000 (Approximately)

Asset-Backed Certificates, Series 2006-AC2

Group I

Bear Stearns Asset Backed Securities I Trust 2006-AC2

Issuing Entity

EMC Mortgage Corporation

Sponsor and Seller

Wells Fargo Bank, National Association

Master Servicer

February 21, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The Issuing Entity has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the Issuing Entity nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the Issuing Entity or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

TRANSACTION SUMMARY (a), (b), (c)

Class	Size	Percent Of Pool Balance	Credit Enhancement Percentage	Coupon Type	WAL To Call (yrs.) (b)	Final Scheduled Dist. Date (b)	Expected Ratings (Moody’s/S&P)
I-A-1	$ 178,428,633	60.22%	21.45%	Floater (d)(e)(f)	3.797	03/25/2036	Aaa / AAA
I-A-2	54,304,367	18.33%	21.45%	Inverse Floater (d)(e)(g)	3.797	03/25/2036	Aaa / AAA
I-M-1	17,629,000	5.95%	15.50%	Floater (d)(e)(h)	3.797	03/25/2036	Aa2 / AA
I-M-2	15,407,000	5.20%	10.30%	Floater (d)(e)(i)	3.797	03/25/2036	A2 / A
I-M-3	5,926,000	2.00%	8.30%	Floater (d)(e)(j)	3.797	03/25/2036	A3 / A-
I-B-1	5,926,000	2.00%	6.30%	Floater (d)(e)(k)	3.797	03/25/2036	Baa1 / BBB+
I-B-2	6,222,000	2.10%	4.20%	Floater (d)(e)(l)	3.797	03/25/2036	Baa2 / BBB
I-B-3	5,333,000	1.80%	2.40%	Floater (d)(e)(m)	3.797	03/25/2036	Baa3 / BBB-
I-B-4	5,926,000	2.00%	0.40% (n)	Floater (d)(e)(o)	Not Offered		Ba2 / BB
Total	$ 295,102,000	99.60%

Notes:

(a) The principal balance of each Class of Certificates is subject to a 10% variance. Class size and credit enhancement levels are subject to change based upon the final mortgage pool and rating agency valuation of subordination, overcollateralization, and excess spread. The principal balances of the Certificates are calculated using expected scheduled principal balances of the mortgage loans as of the Cut-off Date. The final sizes of the Certificates will be based on the final aggregate principal balances of the mortgage loans as of the Cut-off Date after taking into account among other things, unscheduled principal payments and the composition of the final mortgage pool.

(b) Prepayment Assumption: 8% CPR building to 20% CPR in 12 months, and remaining constant at 20% CPR thereafter.

(c) The Certificates will be priced to a cleanup call that can be exercised on or after the earlier of (i) the Distribution Date on which the aggregate stated principal balance of the group I mortgage loans has been reduced to less than or equal to 20% of the aggregate stated principal balance of such mortgage loans as of the Cut-off Date and (ii) the Distribution Date occurring in February 2016.

(d) See Group I Optional Redemption Definition.

(e) The Class I-A-1 Certificates will be subject to a cap equal to 7.50% and a floor equal to 0.35%, and will also be subject to a cap based on the weighted average of the net mortgage rates on the mortgage loans as described below. The Class I-A-2 Certificates will be subject to a cap equal to 23.492857% and a floor equal to 0.00% (if the Optional Redemption is not exercised the Class I-A-2 Certificates will be subject to a cap equal to 25.635714% and a floor equal to 2.142857%), and will also be subject to a cap based on the weighted average of the net mortgage rates on the mortgage loans as described below. The Class I-A-1 Certificates and Class I-A-2 Certificates will be subject to a cap based on the weighted average of the net mortgage rates on the mortgage loans and an assumed certificate with a certificate principal balance equal to the aggregate Certificate Principal Balance of the Class I-A-1 Certificates and Class I-A-2 Certificates and a fixed pass-through rate of 5.75% per annum a rate increase of 0.50% per annum after the 20% Clean-Up Call Date. If the weighted average of the net mortgage rates on the mortgage loans is less than 5.75% per annum (or, after the 20% Clean-Up Call Date, 6.25% per annum), the amount of the net wac shortfall which would occur with respect to such Certificates will be allocated among the Class I-A-1 Certificates and Class I-A-2 Certificates in proportion to their current entitlements to interest calculated without regard to this cap. The Class M Certificates and Class B Certificates will be subject to a cap equal to the lesser of (i) 11.00% per annum and (ii) the weighted average of the net mortgage rates on the mortgage loans. If on any Distribution Date, the pass-through rate for a class of Offered Certificates is based on a cap relating to the weighted average of the net mortgage rates of the mortgage loans, the resulting interest shortfall may be recovered by the holders of the related Certificates on the same Distribution Date or future Distribution Dates on a subordinated basis to the extent that on such Distribution Date there are available funds remaining after certain other distributions on the Offered Certificates and the payment of certain fees and expenses of the trust.

(f) The pass-through rate for the Class I-A-1 Certificates will be a floating rate based on One-Month LIBOR + 0.35% per annum.

(g) The pass-through rate for the Class I-A-2 Certificates will be a floating rate equal to 23.492857% minus the product of 3.285714 and One-Month LIBOR (per annum).

(h) The pass-through rate for the Class I-M-1 Certificates will be a floating rate based on One Month LIBOR + [0.40%] per annum.
(i) The pass-through rate for the Class I-M-2 Certificates will be a floating rate based on One Month LIBOR + [0.60%] per annum.

(j) The pass-through rate for the Class I-M-3 Certificates will be a floating rate based on One Month LIBOR + [0.68%] per annum.

(k) The pass-through rate for the Class I-B-1 Certificates will be a floating rate based on One Month LIBOR + [1.25%] per annum.

(l) The pass-through rate for the Class I-B-2 Certificates will be a floating rate based on One Month LIBOR + [1.50%] per annum.

(m) The pass-through rate for the Class I-B-3 Certificates will be a floating rate based on One Month LIBOR + [2.50%] per annum

(n) The Class I-B-4 Certificates are mentioned herein for informational purposes only and are not offered hereby. Credit Enhancement for the Class I-B-4 Certificates will be available from the Overcollateralized Amount, which is expected to be 0.40% initially, with a floor of 0.40% of the original aggregate stated principal balance of the mortgage loans.

(o) The pass-through rate for the Class I-B-4 Certificates will be a floating rate based on One Month LIBOR + [3.00%] per annum.

THE COLLATERAL

•	Conventional, one-to-four-family, fixed-rate mortgage loans secured by first liens on residential mortgaged properties.
•	The collateral related to group I will consist of a pool of mortgage loans with an unpaid principal balance of approximately $296,286,895
•

The mortgage loans were primarily originated by Waterfield Mortgage Company (approximately 22.92%) and Metrociti Mortgage, LLC (approximately 6.44%) with approximately one hundred and thirty-three other originators totaling approximately 70.64% (none of which represent greater than 5% of the pool) pursuant to underwriting guidelines as described in any other free writing prospectus and the prospectus supplement.

•

The collateral information provided herein is preliminary and based upon information as of February 1, 2006. The characteristics of the mortgage loans as described herein and in the attached collateral tables may differ from the final pool due, among other things, to the possibility that certain mortgage loans may become delinquent or default or may be removed or substituted and that similar or different mortgage loans may be added to the pool prior to the closing date, such characteristics being subject to a variance of not more than plus or minus 10%.

•	For purposes of this prospectus supplement, reference to the “mortgage loans” herein means the group I mortgage loans.
•	Approximately 44.54% of the mortgage loans provide for payment by the mortgagor of a prepayment charge.
•	All numbers and percentages in this term sheet are subject to a variance of 10%.

The Structure

The Senior Certificates, Mezzanine Certificates and Subordinate Certificates will be paid principal on a pro rata basis.

Class I-A Certificates

The Class I-A-1 Certificates and Class I-A-2 Certificates (together the “Class I-A Certificates”) will be floating rate senior securities.

Class I-M-1 Certificates

The Class I-M-1 Certificates (and together with the Class I-M-2 Certificates and Class I-M-3 Certificates, the “Class I-M Certificates) will be issued as floating rate mezzanine securities. The Class I-M-1 Certificates will be subordinate to the Class I-A Certificates.

Class I-M-2 Certificates

The Class I-M-2 Certificates will be issued as floating rate mezzanine securities. The Class I-M-2 Certificates will be subordinate to the Class I-A Certificates and Class I-M-1 Certificates.

Class I-M-3 Certificates

The Class I-M-3 Certificates will be issued as floating rate mezzanine securities. The Class I-M-3 Certificates will be subordinate to the Class I-A, Class I-M-1 and Class I-M-2 Certificates.

Class I-B-1 Certificates

The Class I-B-1 Certificates (and together with the Class I-B-2 Certificates, Class I-B-3 Certificates and Class I-B-4 Certificates, the “Class I-B Certificates”) will be issued as floating rate subordinate securities. The Class I-B-1 Certificates will be subordinate to the Class I-A Certificates and the Class I-M Certificates.

Class I-B-2 Certificates

The Class I-B-2 Certificates will be issued as floating rate subordinate securities. The Class I-B-2 Certificates will be subordinate to the Class I-A, the Class I-M and the Class I-B-1 Certificates.

Class I-B-3 Certificates

The Class I-B-3 Certificates will be issued as floating rate subordinate securities. The Class I-B-3 Certificates will be subordinate to the Class I-A, the Class I-M, the Class I-B-1 and the Class I-B-2 Certificates.

Class I-B-4 Certificates

The Class I-B-4 Certificates will be issued as floating rate subordinate securities. The Class I-B-4 Certificates will be subordinate to the Class I-A, the Class I-M, the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates.

Non-offered Certificates

The Class I-B-4, Class I-P, Class I-C and one or more Class I-R Certificates.

Class I-P Certificates

The Class I-P Certificates will be entitled to all prepayment charges in respect of the related mortgage loans.

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities I LLC.

Seller:	EMC Mortgage Corporation.

Master Servicer:	Wells Fargo Bank, National Association.

Servicers:	EMC Mortgage Corporation (approximately 99.82%), HSBC Mortgage (approximately 0.14%) and Harbourside Mortgage (approximately 0.03%).

Originators:	Waterfield (approximately 22.92%), Metrociti Mortgage (approximately 6.44%) and approximately 133 other originators (none of which represent more than 10% or more of the deal).

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	U.S. Bank National Association.

Cut-off Date:	February 1, 2006.

Closing Date:	On or about February 28, 2006.

Distribution Date:	25th day of each month (or if that 25th is not a business day, the next business day), commencing in March 2006.

Group I Optional Redemption:

At its option the holder of the Class I-C Certificates, or, if there is no single holder, the majority holder of the Class I-C Certificates, may purchase all of the Group I Certificates on or after the earlier of (a) the 20% Clean-Up Call Date and (b) the Distribution Date occurring in February 2016.

In addition, if the holder of the Class I-C Certificates does not exercise its option to purchase all of the remaining assets in loan group I (“Group I Optional Redemption”), at any time, the pass-through rate on the Class I-A-1, Class I-M and Class I-B Certificates will increase by the Rate Increase. The “Rate Increase” is equal to (A) on the first Distribution Date after the 20% Clean-Up Call Date, [2.142857%] per annum for the Class I-A-2 Certificates, [0.200%] per annum for the Class I-M-1 Certificates, [0.300%] per annum for the Class I-M-2 Certificates, [0.340%] per annum for the Class I-M-3 Certificates, [0.625%] per annum for the Class I-B-1 Certificates, [0.750%] per annum for the Class I-B-2 Certificates, [1.250%] per annum for the Class I-B-3 Certificates and [1.500%] for the Class I-B-4 Certificates; or (B) on the first Distribution Date after the Distribution Date in February 2016, [2.142857%] per annum for the Class I-A-2 Certificates, [0.200%] per annum for the Class I-M-1 Certificates, [0.300%] per annum for the Class I-M-2 Certificates, [0.340%] per annum for the Class I-M-3 Certificates, [0.625%] per annum for the Class I-B-1 Certificates, [0.750%] per annum for the Class I-B-2 Certificates, [1.250%] per annum for the Class I-B-3 Certificates and [1.500%] for the Class I-B-4 Certificates.

Additionally, if the Group I Optional Redemption is not exercised by the earlier of (a) the first Distribution Date after the 20% Clean-Up Call Date, and (b) the Distribution Date occurring in February 2016, thereafter, all net monthly excess cashflow remaining after payment of any Unpaid Interest Shortfalls and amounts necessary to restore the related Overcollateralization Target Amount will be paid as principal to the Class I-A, Class I-M and Class I-B Certificates, pro rata, until their Certificate Principal Balances are reduced to zero.

Optional Termination Holder:	The holder of the Class I-C Certificates.

20% Clean-Up Call Date:	The first Distribution Date on which the aggregate stated principal balance of the mortgage loans as of the end of the due period is less than or equal to 20% of the Cut-off Date balance.

Available Distribution Amount:

For any Distribution Date, an amount equal to the amount received by the Trustee and available in the Certificate Account on that Distribution Date. The Available Distribution Amount will generally be equal to the aggregate amount of scheduled payments on the mortgage loans, insurance proceeds and liquidation proceeds, received during the Due Period with respect to the mortgage loans, in each case net of amounts reimbursable therefrom to the Trustee, the Master Servicer and any Servicer and reduced by Servicing Fees, Master Servicing Fees and LPMI Fees (if applicable).

Net WAC Rate:

For each Distribution Date, (a) with respect to the Class I-A Certificates, a per annum rate equal to the weighted average of the net mortgage rates of the mortgage loans as of the first day of the month preceding the month in which such Distribution Date occurs, and (b) with respect to the Class I-M Certificates and Class I-B Certificates, a per annum rate equal to the lesser of (i) 11.00% per annum and (ii) the weighted average of the net mortgage rates of the mortgage loans as of the first day of the month preceding the month in which such Distribution Date occurs, adjusted for the actual number of days elapsed in the Accrual Period.

Pass-Through Rates:

The pass-through rate for the Class I-A Certificates will be a per annum floating rate, subject to a cap based on the Net WAC Rate described above. The pass-through rates for the Class I-M Certificates and Class I-B Certificates will be the lesser of (i) the related per annum floating rates as described herein and (ii) the Net WAC Rate.

Net WAC Rate Carryover Amount:

With respect to each class of Offered Certificates and any Distribution Date, an amount equal to the sum of (i) the excess, if any, of (x) the amount of interest such class would have been entitled to receive on such Distribution Date if the pass-through rate applicable to such class would not have been reduced by the Net WAC Rate cap on such Distribution Date over (y) the amount of interest paid on such Distribution Date if the Pass-Through Rate is limited by the Net WAC Rate cap plus (ii) the Net WAC Rate Carryover Amount for the previous Distribution Date not previously distributed together with interest thereon at a rate equal to the pass-through rate for such class for the most recently ended Accrual Period.

Interest Payments:

On each Distribution Date holders of the Offered Certificates will be entitled to receive the interest that has accrued on the Offered Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid less Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any Relief Act Shortfalls.

The “Accrual Period” for the Class I-A, Class I-M and Class I-B Certificates will be the period from and including the 25th day of the calendar month preceding the month in which a Distribution Date occurs (or with respect to the first accrual period for the Class I-M Certificates and Class I-B Certificates, the Closing Date) to and including the 24th day of the calendar month in which that Distribution Date occurs. The Trustee will calculate interest on the Class A Certificates based on a 360-day year that consists of twelve 30-day months. The Trustee will calculate interest on the Class M Certificates and Class B Certificates based on a 360-day year and the actual number of days elapsed during the related Accrual Period.

Monthly Interest Distributable Amount:

For any Distribution Date and each class of Offered Certificates, the amount of interest accrued during the related Accrual Period at the related pass-through rate on the Certificate Principal Balance of such Class immediately prior to such Distribution Date, in each case, reduced by any Unpaid Interest Shortfall Amounts plus any Monthly Interest Distributable Amount remaining unpaid from any prior Distribution Date with interest thereon at the related pass-through rate.

Principal Payments:

On each Distribution Date the holders of each class of Offered Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount on a pro rata basis, based on the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero.

Stated Principal Balance:

With respect to any mortgage loan as of any date of determination, the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all scheduled payments of principal due after the Cut-off Date, whether or not received, and as further reduced to the extent that any Realized Loss thereon has been incurred during the prior due period.

Prepayment Assumption:

A 100% Prepayment Assumption assumes that the outstanding principal balance of a pool of mortgage loans prepays at a constant prepayment rate (“CPR”) of 8% in the first month of the life of such pool, such rate increasing by an additional approximate 1.09% CPR (precisely 12%//11) each month thereafter through the twelfth month of the like of such pool, and such rate thereafter remaining constant at 20% CPR for the remainder of the life of such pool.

Certificate Principal Balance:

With respect to any class of Offered Certificates, as of any date of determination, the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Offered Certificates and (b) in the case of the Class I-M Certificates and Class I-B Certificates any reductions in the Certificate Principal Balance resulting from the allocations of Realized Losses in the manner described herein, and increased by any Subsequent Recoveries on the mortgage loans to the extent described in the term sheet supplement.

Principal Distribution Amount:	With respect to any Distribution Date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any Distribution Date the Principal Remittance Amount for such Distribution Date.

Extra Principal Distribution Amount:

With respect to any Distribution Date (other than the first Distribution Date) (a) on or prior to the earlier of (1) the 20% Clean-Up Call Date and (2) the Distribution Date in February 2016 (the “Early Turbo Payment Date”), the lesser of (x) the Net Monthly Excess Cashflow for loan group I for such Distribution Date and (y) the related Overcollateralization Increase Amount for such Distribution Date; and (b) thereafter, the Net Monthly Excess Cashflow remaining after payment of Unpaid Interest Shortfall Amounts for such Distribution Date, any Net WAC Rate Carryover Amounts and amounts necessary to restore or maintain the related Overcollateralization Target Amount.

Principal Remittance Amount:

With respect to any Distribution Date, the sum of:

1.    the principal portion of all scheduled monthly payments on the mortgage loans due on the related due date, to the extent received or advanced;

2.    the principal portion of all proceeds of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the pooling and servicing agreement or the related servicing agreement during the preceding calendar month; and

3.    the principal portion of all other unscheduled collections received during the preceding calendar month with respect to the mortgage loans, including full and partial prepayments, liquidation proceeds and insurance proceeds, in each case to the extent applied as recoveries of principal.

Net Interest Shortfall Amount:

For each class of Offered Certificates and any Distribution Date, such Offered Certificates’ pro rata share, based on the amount of Monthly Interest Distributable Amount otherwise payable on such class of Offered Certificates on such Distribution Date, of (a) any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest, and (b) any Relief Act Shortfalls, plus interest on the amount of previously allocated Unpaid Interest Shortfall Amounts on such class of offered certificates that remains unreimbursed at the pass-through rate for such class for the related Accrual Period.

Net Monthly Excess Cashflow:

For any Distribution Date, the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amount for the Offered Certificates, and (B) the Principal Remittance Amount.

Priority of Payments:

Distributions on the Offered Certificates will be made on the 25th day of each month (or if that 25th is not a business day, the next business day). The payments to the Offered Certificates, to the extent of the related Available Distribution Amount, will be made according to the following priority:

Interest Distributions:

1.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-A Certificates pro rata;

2.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-M-1 Certificates;

3.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-M-2 Certificates;

4.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-M-3 Certificates;

5.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-B-1 Certificates;

6.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-B-2 Certificates;

7.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-B-3 Certificates; and

8.    Payment of the Monthly Interest Distributable Amount to the holders of the Class I-B-4 Certificates.

On any Distribution Date, any Prepayment Interest Shortfalls and any Relief Act Shortfalls to the extent not covered by Compensating Interest paid by the related Servicer or the Master Servicer will be allocated, first, in reduction of amounts otherwise distributable to the Class I-C Certificates, and thereafter, to the Monthly Interest Distributable Amounts with respect to the Certificates, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date.

Principal Distributions:

Payment of principal to the Class I-A, Class I-M and Class I-B Certificates will be paid on a pro rata basis, based on the Certificate Principal Balance of each such class.

Net Monthly Excess Cashflow:

1.    Payment to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;

2.    Payment of Unpaid Interest Shortfall Amounts first to the holders of the Class I-A Certificates, on a pro rata basis, then to the Class I-M-1 Certificates, then to the Class I-M-2 Certificates, then to the Class I-M-3 Certificates, then to the Class I-B-1 Certificates, then to the Class I-B-2 Certificates, then to the Class I-B-3 Certificates and then to the holders of Class I-B-4 Certificates, to the extent not previously reimbursed;

3.    Payment of any allocated Realized Loss amount to the holders of the Class I-M-1 Certificates;

4.    Payment of any allocated realized loss amount to the holders of the Class I-M-2 Certificates;

5.    Payment of any allocated realized loss amount to the holders of the Class I-M-3 Certificates;

6.    Payment of any allocated realized loss amount to the holders of the Class I-B-1 Certificates;

7.    Payment of any allocated realized loss amount to the holders of the Class I-B-2 Certificates;

8.    Payment of any allocated realized loss amount to the holders of the Class I-B-3 Certificates;

9.    Payment of any allocated realized loss amount to the holders of the Class I-B-4 Certificates;

10.  Payments to a reserve account to the extent necessary to pay any Net WAC Rate Carryover Amounts, first to the holders of the Class I-A Certificates pro rata, then to the Class I-M-1 Certificates, then to the Class I-M-2 Certificates, then to the Class I-M-3 Certificates, then to the Class I-B-1 Certificates, then to the Class I-B-2 Certificates, then to the Class I-B-3 Certificates and then to the holders of Class I-B-4 Certificates, to the extent not previously reimbursed provided; and

11.  Payment to the Class I-C Certificates as described in the Pooling and Servicing Agreement.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor’s failure to make any payment of principal or interest as required under the related mortgage note.

Allocation of Losses:

Realized Losses on the mortgage loans will be allocated first to the Net Monthly Excess Cashflow for loan group I as part of the payment of the related Extra Principal Distribution Amount, then to the Overcollateralized Amount for loan group I until reduced to zero, then to the Class I-B-4 Certificates, then to the Class I-B-3 Certificates, then to the Class I-B-2 Certificates, then to the Class I-B-1 Certificates, then to the Class I-M-3 Certificates, then to the Class I-M-2 Certificates, and then to the Class I-M-1 Certificates, in each case until the Certificate Principal Balance of such class has been reduced to zero. Realized Losses will not be allocated to the Class I-A Certificates.

Once Realized Losses have been allocated to the Class I-B Certificates and Class I-M Certificates such amounts with respect to such certificates will no longer accrue interest. However, such amounts may be paid to the holders of the Class I-B Certificates and Class I-M Certificates on future Distribution Dates to the extent of funds available from Net Monthly Excess Cashflow.

Allocated Realized Loss Amount:

With respect to the Class I-B Certificates and Class I-M Certificates and any Distribution Date, an amount equal to the sum of any Realized Loss allocated to that class of certificates on that Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Overcollateralization Increase Amount:

For any Distribution Date and loan group I, the amount, if any, by which the Overcollateralization Target Amount for loan group I exceeds the related Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the related Basic Principal Distribution Amount on such Distribution Date).

Overcollateralized Amount:

For any Distribution Date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans (after giving effect to scheduled payments of principal due during the due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period, and after reduction for Realized Losses incurred during the related prepayment period) exceeds (ii) the aggregate Certificate Principal Balance of the certificates (other than the Class I-C Certificates) as of such Distribution Date (after giving effect to distributions to be made on such Distribution Date).

Credit Enhancement:

•     Subordination: Initially, 21.45% for the Class I-A Certificates; 15.50% for the Class I-M-1 Certificates; 10.30% for the Class I-M-2 Certificates; 8.30% for the Class I-M-3 Certificates; 6.30% for the Class I-B-1 Certificates; 4.20% for the Class I-B-2 Certificates, 2.40% for the Class I-B-3 Certificates and the Overcollateralized Amount (0.40% initially), for the Class I-B-4 Certificates.

•     Overcollateralization Target Amount: 0.40% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

Net Mortgage Rate:

On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Master Servicing Fee Rate, if applicable, (2) the Servicing Fee Rate, and (3) the Lender-Paid Mortgage Insurance Fee Rate (“LPMI Fee Rate”), if applicable.

Monthly Fees:	Servicing Fee Rate of 0.250% per annum, payable monthly, Master Servicing Fee Rate of [0.0075%] per annum, payable monthly.

P&I Advances:

Each Servicer will be obligated to make, or cause to be made, cash advances with respect to delinquent payments of principal and interest on the mortgage loans serviced by such Servicer to the extent that such Servicer reasonably believes that such cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the advancing obligations of the Servicers.

Compensating Interest:

Each servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls (“Prepayment Interest Shortfalls”) due to partial and/or full prepayments on the Mortgage Loans.

Registration:	The Offered Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.

Federal Tax Aspects:	The Trust will be established as one or more REMICs for federal income tax purposes.

ERISA Considerations:

The Offered Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

SMMEA Eligibility:	The Class I-A Certificates and Class I-M-1 Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Static Pool Information:

Information concerning the sponsor’s prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.bearstearns.com/transactions/bsabs_i/bsabs2006-ac2/

On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor’s control such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

NET MONTHLY EXCESS CASHFLOW SCHEDULE

Distribution Date	Excess Spread (%)	Distribution Date	Excess Spread (%)	Distribution Date	Excess Spread (%)
25-Mar-06	1.41	25-Oct-08	1.24	25-May-11	1.27
25-Apr-06	1.19	25-Nov-08	1.21	25-Jun-11	1.25
25-May-06	1.22	25-Dec-08	1.24	25-Jul-11	1.28
25-Jun-06	1.19	25-Jan-09	1.21	25-Aug-11	1.25
25-Jul-06	1.22	25-Feb-09	1.21	25-Sep-11	1.25
25-Aug-06	1.19	25-Mar-09	1.31	25-Oct-11	1.28
25-Sep-06	1.20	25-Apr-09	1.22	25-Nov-11	1.25
25-Oct-06	1.23	25-May-09	1.25	25-Dec-11	1.28
25-Nov-06	1.20	25-Jun-09	1.22	25-Jan-12	1.26
25-Dec-06	1.23	25-Jul-09	1.25	25-Feb-12	1.26
25-Jan-07	1.20	25-Aug-09	1.22	25-Mar-12	1.32
25-Feb-07	1.20	25-Sep-09	1.22	25-Apr-12	1.26
25-Mar-07	1.30	25-Oct-09	1.25	25-May-12	1.29
25-Apr-07	1.20	25-Nov-09	1.22	25-Jun-12	1.26
25-May-07	1.23	25-Dec-09	1.25	25-Jul-12	1.30
25-Jun-07	1.20	25-Jan-10	1.22	25-Aug-12	1.27
25-Jul-07	1.23	25-Feb-10	1.23	25-Sep-12	1.27
25-Aug-07	1.20	25-Mar-10	1.32	25-Oct-12	1.30
25-Sep-07	1.20	25-Apr-10	1.23	25-Nov-12	1.27
25-Oct-07	1.23	25-May-10	1.26	25-Dec-12	1.31
25-Nov-07	1.20	25-Jun-10	1.23	25-Jan-13	1.28
25-Dec-07	1.23	25-Jul-10	1.26	25-Feb-13	1.28
25-Jan-08	1.20	25-Aug-10	1.23	25-Mar-13	1.38
25-Feb-08	1.21	25-Sep-10	1.23	25-Apr-13	1.28
25-Mar-08	1.27	25-Oct-10	1.26	25-May-13	1.32
25-Apr-08	1.21	25-Nov-10	1.24	25-Jun-13	1.29
25-May-08	1.24	25-Dec-10	1.27	25-Jul-13	1.32
25-Jun-08	1.21	25-Jan-11	1.24
25-Jul-08	1.24	25-Feb-11	1.24
25-Aug-08	1.21	25-Mar-11	1.34
25-Sep-08	1.21	25-Apr-11	1.24

SUBORDINATE CAP SCHEDULE

Note:

The Subordinate Cap is calculated by taking, a) interest funds available to pay monthly interest to the Class I-A, Class I-M and Class I-B Certificates less interest due to the Class I-A Certificates divided by b) the aggregate principal balance of the Class I-M and Class I-B Certificates. The result is expressed as a percentage which takes into consideration the actual number of days elapsed for each accrual period. Below is a table showing the Subordinate Cap for specified distribution dates assuming the Prepayment Assumption of 8% CPR building to 20% CPR in 12 months, and remaining constant at 20% CPR thereafter and no losses. The Subordinate Cap will be the lesser of 11% and the rate expressed in the schedule below.

Distribution Date	Subordinate Cap (%)	Distribution Date	Subordinate Cap (%)	Distribution Date	Subordinate Cap (%)
25-Mar-06	11.40	25-Nov-08	11.51	25-Jul-11	11.71
25-Apr-06	11.40	25-Dec-08	11.51	25-Aug-11	11.72
25-May-06	11.40	25-Jan-09	11.52	25-Sep-11	11.72
25-Jun-06	11.40	25-Feb-09	11.52	25-Oct-11	11.73
25-Jul-06	11.41	25-Mar-09	11.53	25-Nov-11	11.74
25-Aug-06	11.41	25-Apr-09	11.53	25-Dec-11	11.75
25-Sep-06	11.41	25-May-09	11.54	25-Jan-12	11.76
25-Oct-06	11.41	25-Jun-09	11.54	25-Feb-12	11.77
25-Nov-06	11.42	25-Jul-09	11.55	25-Mar-12	11.78
25-Dec-06	11.42	25-Aug-09	11.55	25-Apr-12	11.79
25-Jan-07	11.42	25-Sep-09	11.56	25-May-12	11.80
25-Feb-07	11.43	25-Oct-09	11.56	25-Jun-12	11.81
25-Mar-07	11.43	25-Nov-09	11.57	25-Jul-12	11.82
25-Apr-07	11.43	25-Dec-09	11.57	25-Aug-12	11.83
25-May-07	11.44	25-Jan-10	11.58	25-Sep-12	11.84
25-Jun-07	11.44	25-Feb-10	11.59	25-Oct-12	11.85
25-Jul-07	11.44	25-Mar-10	11.59	25-Nov-12	11.86
25-Aug-07	11.45	25-Apr-10	11.60	25-Dec-12	11.87
25-Sep-07	11.45	25-May-10	11.60	25-Jan-13	11.89
25-Oct-07	11.45	25-Jun-10	11.61	25-Feb-13	11.90
25-Nov-07	11.46	25-Jul-10	11.62	25-Mar-13	11.91
25-Dec-07	11.46	25-Aug-10	11.62	25-Apr-13	11.92
25-Jan-08	11.46	25-Sep-10	11.63	25-May-13	11.93
25-Feb-08	11.47	25-Oct-10	11.64	25-Jun-13	11.95
25-Mar-08	11.47	25-Nov-10	11.65	25-Jul-13	11.96
25-Apr-08	11.48	25-Dec-10	11.65
25-May-08	11.48	25-Jan-11	11.66
25-Jun-08	11.48	25-Feb-11	11.67
25-Jul-08	11.49	25-Mar-11	11.67
25-Aug-08	11.49	25-Apr-11	11.68
25-Sep-08	11.50	25-May-11	11.69
25-Oct-08	11.50	25-Jun-11	11.70

Selected Collateral Characteristics For the Mortgage Loans

As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$296,286,895
Number of Loans	1,103
Average Scheduled Principal Balance	$268,619	$27,916	$3,677,057
(1) Original Loan-to-Value Ratio	73.45%	18.52%	95.00%
(1) Mortgage Rate	7.1755%	5.6250%	9.7500%
(1) Net Mortgage Rate	6.9155%	5.3750%	9.5000%
(1) Remaining Term to Stated Maturity (months)	360	239	360
(1)] (1i)] Credit Score	699	575	810
(1) Weighted Average reflected in Total. (1i)] Non-Zero Weighted Average Credit Score
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Lien	First	100.00%

Property Type	Two- to four- family units	8.45%
CO-OP	0.10%
Condominium	3.74%
Hi-Rise Condo	0.44%
Manufactured Home	0.16%
Planned Unit Development	27.65%
Single-family	58.67%
Townhouse	0.79%

Geographic Distribution	California	19.88%
Maryland	11.31%
Arizona	10.30%
Florida	7.70%
Texas	5.78%
Virginia	5.78%
Georgia	5.02%

Number of States (including DC)	44

Documentation Type	Full/Alternative	15.34%
Limited	0.16%
No Documentation	16.15%
No Income/No Asset	0.52%
No Ratio	19.98%
No Ratio/No VOE	0.90%
Stated Income	43.37%
Stated/Stated	3.57%

Loans with Prepayment Penalties	43.07%
Interest Only Loans	76.55%

Credit Score Distribution of the Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
N/A	8	1,228,893	0.41	153,612	77.11	12.52	85.10
560 - 579	7	1,288,637	0.43	184,091	66.23	17.85	34.14
580 - 599	6	1,485,062	0.50	247,510	68.82	35.42	80.06
600 - 619	9	2,564,120	0.87	284,902	69.26	25.88	80.36
620 - 639	107	26,406,378	8.91	246,789	73.88	18.95	86.68
640 - 659	144	34,941,238	11.79	242,647	73.25	13.37	88.55
660 - 679	180	46,474,070	15.69	258,189	73.10	10.52	82.63
680 - 699	166	49,006,790	16.54	295,222	76.13	9.35	76.66
700 - 719	105	25,663,638	8.66	244,416	74.77	16.03	71.77
720 - 739	140	35,902,975	12.12	256,450	75.66	14.49	77.06
740 - 759	97	30,215,576	10.20	311,501	69.02	20.97	81.25
760 - 779	71	20,215,705	6.82	284,728	74.27	21.02	61.06
780 - 799	57	19,668,719	6.64	345,065	68.09	23.06	39.31
800 - 819	6	1,225,094	0.41	204,182	83.15	23.21	65.13
Total / Weighted Average:	1,103	296,286,895	100.00	268,619	73.45	15.34	76.29

Debt-to-Income Ratios of the Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	356	111,060,590	37.48	311,968	701	70.55	0.00	75.77
0.01% - 5.00%	5	800,783	0.27	160,157	727	80.00	13.49	100.00
5.01% - 10.00%	7	1,172,471	0.40	167,496	720	79.48	55.78	100.00
10.01% - 15.00%	13	3,468,502	1.17	266,808	731	73.66	63.21	96.96
15.01% - 20.00%	21	5,508,548	1.86	262,312	709	74.28	25.77	71.61
20.01% - 25.00%	37	6,064,664	2.05	163,910	708	76.83	32.23	68.11
25.01% - 30.00%	64	17,452,957	5.89	272,702	714	73.53	27.43	72.34
30.01% - 35.00%	102	28,756,046	9.71	281,922	698	74.82	13.53	72.89
35.01% - 40.00%	169	41,565,441	14.03	245,949	690	75.47	16.86	76.10
40.01% - 45.00%	159	35,327,441	11.92	222,185	694	77.88	20.23	82.82
45.01% - 50.00%	111	27,316,083	9.22	246,091	690	74.96	30.92	83.02
50.01% - 55.00%	59	17,793,369	6.01	301,583	712	71.26	44.03	63.71
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Original Mortgage Loan Principal Balances of the Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	229	17,383,476	5.87	75,910	703	75.97	23.96	63.32
$100,001 - $200,000	381	55,505,983	18.73	145,685	691	77.27	23.52	80.04
$200,001 - $300,000	179	43,842,787	14.80	244,932	684	76.11	12.29	87.15
$300,001 - $359,650	51	16,659,946	5.62	326,666	684	76.12	11.61	90.61
$359,651 - $400,000	27	10,231,423	3.45	378,942	691	78.05	3.57	92.88
$400,001 - $500,000	100	45,586,058	15.39	455,861	708	73.35	16.78	63.80
$500,001 - $600,000	54	29,114,440	9.83	539,156	706	75.75	14.71	70.40
$600,001 - $700,000	28	18,017,795	6.08	643,493	719	68.63	21.35	53.84
$700,001 - $800,000	20	15,125,734	5.11	756,287	705	72.96	19.90	79.96
$800,001 - $900,000	9	7,633,729	2.58	848,192	683	72.68	0.00	89.11
$900,001 - $1,000,000	8	7,735,375	2.61	966,922	685	68.69	0.00	87.20
$1,000,001 - $1,100,000	1	1,075,040	0.36	1,075,040	737	70.00	0.00	0.00
$1,100,001 - $1,200,000	1	1,158,750	0.39	1,158,750	686	75.00	0.00	100.00
$1,200,001 - $1,300,000	3	3,871,400	1.31	1,290,467	720	67.81	0.00	100.00
$1,300,001 - $1,400,000	1	1,365,000	0.46	1,365,000	699	65.00	0.00	100.00
$1,400,001 - $1,500,000	3	4,450,294	1.50	1,483,431	716	39.23	0.00	100.00
$1,500,000 and greater	8	17,529,665	5.92	2,191,208	725	61.93	9.98	68.66
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Current Mortgage Loan Principal Balances of the Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	229	17,383,476	5.87	75,910	703	75.97	23.96	63.32
$100,001 - $200,000	381	55,505,983	18.73	145,685	691	77.27	23.52	80.04
$200,001 - $300,000	179	43,842,787	14.80	244,932	684	76.11	12.29	87.15
$300,001 - $359,650	51	16,659,946	5.62	326,666	684	76.12	11.61	90.61
$359,651 - $400,000	25	9,431,403	3.18	377,256	688	78.05	3.87	92.27
$400,001 - $500,000	102	46,386,078	15.66	454,765	708	73.43	16.49	64.43
$500,001 - $600,000	54	29,114,440	9.83	539,156	706	75.75	14.71	70.40
$600,001 - $700,000	28	18,017,795	6.08	643,493	719	68.63	21.35	53.84
$700,001 - $800,000	20	15,125,734	5.11	756,287	705	72.96	19.90	79.96
$800,001 - $900,000	9	7,633,729	2.58	848,192	683	72.68	0.00	89.11
$900,001 - $1,000,000	8	7,735,375	2.61	966,922	685	68.69	0.00	87.20
$1,000,001 - $1,100,000	1	1,075,040	0.36	1,075,040	737	70.00	0.00	0.00
$1,100,001 - $1,200,000	1	1,158,750	0.39	1,158,750	686	75.00	0.00	100.00
$1,200,001 - $1,300,000	3	3,871,400	1.31	1,290,467	720	67.81	0.00	100.00
$1,300,001 - $1,400,000	1	1,365,000	0.46	1,365,000	699	65.00	0.00	100.00
$1,400,001 - $1,500,000	3	4,450,294	1.50	1,483,431	716	39.23	0.00	100.00
$1,500,000 and greater	8	17,529,665	5.92	2,191,208	725	61.93	9.98	68.66
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Net Mortgage Rates of the Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	2	609,400	0.21	304,700	760	65.16	100.00	100.00
5.500% - 5.999%	25	6,424,295	2.17	256,972	732	72.07	46.72	55.81
6.000% - 6.499%	177	64,675,115	21.83	365,396	713	68.67	27.38	68.38
6.500% - 6.999%	264	79,345,212	26.78	300,550	699	71.50	14.66	67.68
7.000% - 7.499%	340	87,579,443	29.56	257,587	694	75.93	10.73	86.58
7.500% - 7.999%	186	39,029,134	13.17	209,834	691	77.58	7.15	88.23
8.000% - 8.499%	85	13,264,772	4.48	156,056	686	79.35	1.62	70.96
8.500% - 8.999%	15	3,232,078	1.09	215,472	680	76.06	0.00	82.31
9.000% - 9.499%	7	1,786,645	0.60	255,235	663	79.15	0.00	69.57
9.500% - 9.999%	2	340,800	0.12	170,400	792	80.00	28.17	100.00
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Mortgage Rates of the Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.500% - 5.999%	11	3,085,546	1.04	280,504	748	72.69	69.27	43.27
6.000% - 6.499%	93	31,489,114	10.63	338,593	718	68.44	32.09	64.22
6.500% - 6.999%	255	84,201,816	28.42	330,203	700	69.73	20.07	72.23
7.000% - 7.499%	273	75,529,068	25.49	276,663	702	75.14	13.81	75.85
7.500% - 7.999%	314	71,895,529	24.27	228,967	691	76.30	6.24	86.96
8.000% - 8.499%	94	20,095,573	6.78	213,783	689	78.22	5.33	79.77
8.500% - 8.999%	51	7,149,382	2.41	140,184	679	77.55	3.00	77.45
9.000% - 9.499%	8	2,028,067	0.68	253,508	663	78.18	0.00	73.19
9.500% - 9.999%	4	812,800	0.27	203,200	719	80.00	11.81	100.00
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Original Loan-to-Value Ratios of the Mortgage Loans

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only
15.01% - 20.00%	2	335,000	0.11	167,500	633	0.00	100.00
20.01% - 25.00%	2	1,815,000	0.61	907,500	728	0.00	100.00
25.01% - 30.00%	4	701,325	0.24	175,331	737	7.12	27.34
30.01% - 35.00%	6	1,282,001	0.43	213,667	655	58.35	100.00
35.01% - 40.00%	3	1,750,047	0.59	583,349	662	0.00	91.44
40.01% - 45.00%	7	2,102,206	0.71	300,315	647	39.45	58.55
45.01% - 50.00%	8	2,867,542	0.97	358,443	710	32.86	47.25
50.01% - 55.00%	14	8,624,801	2.91	616,057	746	14.14	34.25
55.01% - 60.00%	26	18,073,704	6.10	695,142	704	5.33	84.08
60.01% - 65.00%	76	28,831,125	9.73	379,357	702	4.08	74.48
65.01% - 70.00%	78	26,832,772	9.06	344,010	703	26.60	66.67
70.01% - 75.00%	103	27,179,776	9.17	263,881	709	4.12	70.74
75.01% - 80.00%	745	169,925,185	57.35	228,088	695	17.43	81.46
80.01% - 85.00%	5	546,680	0.18	109,336	702	0.00	30.57
85.01% - 90.00%	14	2,775,062	0.94	198,219	675	25.55	73.60
90.01% - 95.00%	10	2,644,669	0.89	264,467	699	34.96	32.91
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	15.34	76.29

Geographic Distribution of Mortgaged Properties of the Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	135	58,909,050	19.88	436,363	710	68.80	17.08	74.70
Maryland	84	33,518,710	11.31	399,032	691	72.99	11.80	89.50
Arizona	96	30,507,306	10.30	317,784	698	74.04	10.99	87.09
Florida	81	22,818,223	7.70	281,706	698	75.83	8.10	78.39
Texas	123	17,130,049	5.78	139,269	708	78.56	12.87	57.89
Virginia	62	17,117,613	5.78	276,091	688	75.48	12.66	85.95
Georgia	101	14,860,064	5.02	147,129	689	78.06	30.07	74.73
New Jersey	41	11,166,558	3.77	272,355	687	72.54	7.64	77.52
New York	19	9,640,040	3.25	507,371	689	70.88	23.81	68.02
Massachusetts	21	8,100,235	2.73	385,725	666	73.81	20.01	73.01
Pennsylvania	26	6,381,060	2.15	245,425	695	75.55	13.35	59.32
Colorado	29	6,026,841	2.03	207,822	693	77.34	26.72	78.81
Other (1)	285	60,111,146	20.29	210,916	708	73.80	16.90	70.19
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Subordinate Financing of the Mortgage Loans

Range of Junior Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
NO	355	129,010,615	43.54	363,410	698	68.34	13.07	67.18
YES	748	167,276,279	56.46	223,631	700	77.39	17.09	83.32
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Mortgage Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	279	100,710,552	33.99	360,970	690	67.67	17.09	72.07
Purchase	756	170,098,578	57.41	224,998	703	77.58	15.02	80.44
Rate/Term Refinance	68	25,477,765	9.00	374,673	711	68.67	10.53	65.32
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Mortgage Loan Documentation Type of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	210	45,445,718	15.34	216,408	706	74.58	100.00	64.04
Limited	1	464,000	0.16	464,000	660	76.69	0.00	100.00
No Documentation	156	47,856,744	16.15	306,774	700	68.37	0.00	77.76
No Income/No Asset	6	1545952.43	0.52	257,659	702	76.23	0.00	40.76
No Ratio	181	59,201,065	19.98	327,078	700	71.87	0.00	75.98
No Ratio/No VOE	14	2,676,828	0.90	191,202	710	77.59	0.00	57.91
Stated Income	491	128,511,018	43.37	261,733	698	75.73	0.00	80.96
Stated/Stated	44	10585568.90	3.57	240,581	673	71.10	0.00	76.18
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Occupancy Types of the Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	436	67,830,257	22.89	155,574	715	75.13	18.45	82.33
Primary Residence	617	212,911,038	71.86	345,075	692	73.07	14.92	75.85
Second/Vacation	50	15,545,600	5.25	310,912	730	71.25	7.53	55.99
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Mortgaged Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	112	25,022,918	8.45	223,419	711	72.42	13.88	85.60
CO-OP	1	297,000	0.10	297,000	730	90.00	0.00	100.00
Condominium	58	11,092,128	3.74	191,244	691	75.05	17.18	89.32
Hi-Rise Condo	8	1,311,510	0.44	163,939	655	70.77	21.96	89.03
Manufactured Home	1	479,597	0.16	479,597	726	79.60	0.00	0.00
Planned Unit Development	291	81,912,261	27.65	281,485	698	75.77	10.80	73.39

Single-family	618	173,824,445	58.67	281,269	699	72.42	17.51	75.39
Townhouse	14	2,347,036	0.79	167,645	692	70.39	21.51	89.04
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Prepayment Penalty Terms of the Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	608	164,331,709	55.46	270,282	702	74.03	16.71	72.28
4 Months	1	575,500	0.19	575,500	724	79.99	0.00	100.00
6 Months	228	72,061,223	24.32	316,058	699	70.96	15.37	82.16
7 Months	1	900,000	0.30	900,000	665	75.00	0.00	100.00
12 Months	27	5,459,975	1.84	202,221	693	69.43	18.34	90.81
24 Months	1	643,831	0.22	643,831	788	75.00	0.00	0.00
36 Months	236	52,099,654	17.58	220,761	693	75.33	11.33	79.47
60 Months	1	215,003	0.07	215,003	640	79.63	0.00	100.00
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Interest Only Terms of the Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Not Interest Only	274	70,241,028	23.71	256,354	718	72.03	23.26	0.00
60 Months	9	1,744,292	0.59	193,810	682	66.14	0.00	100.00
120 Months	820	224,301,574	75.70	273,539	694	73.95	12.98	100.00
Total / Weighted Average	1,103	296,286,895	100.00	268,619	699	73.45	15.34	76.29

Contact Information

Contacts

MBS Trading

Scott Eichel	Tel: (212) 272-5451
Sr. Managing Director	seichel@bear.com

Doug Lucas	Tel: (212) 272-5451
Sr. Managing Director	dlucas@bear.com

MBS Structuring

Perry Rahbar	Tel: (212) 272-5451
Vice-President	prahbar@bear.com

MBS Banking

Ernie Calabrese	Tel: (212) 272-9529
Managing Director	ecalabrese@bear.com

Michael Cohn	Tel: (212) 272-6561
Analyst	mcohn@bear.com

Syndicate

Carol Fuller	Tel: (212) 272-4955
Managing Director	cfuller@bear.com

Angela Ward	Tel: (212) 272-4955
Vice-President	award@bear.com

Rating Agencies

Errol Arne – S&P	Tel: (212) 438-2089
errol_arne@standardandpoors.com

Wioletta Frankowicz – Moody’s	Tel: (212) 553-1019
Wioletta.Frankowicz@moodys.com

Computational Materials: Term Sheet Bear Stearns Asset Backed Securities I LLC Mortgage Pass-Through Certificates, Series 2006-AC2 Group II

New Issue Computational Materials

$243,622,267 (Approximately)

Mortgage Pass-Through Certificates, Series 2006-AC2

Group II

Bear Stearns Asset Backed Securities I Trust 2006-AC2

Issuer

EMC Mortgage Corporation

Sponsor and Seller

Wells Fargo Bank, National Association

Master Servicer

February 15, 2006

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery

.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

TRANSACTION SUMMARY (a), (b), (c)

Class	Size	Percent Of Pool Balance	Credit Enhance Percentage	Coupon Type	WAL (b)	Final Scheduled Dist. Date (b)	Expected Ratings (Mdy’s/Fitch)
II-1A-1	$62,167,000	24.98%	11.37%	Fixed 6.000% (d)	3.100	3/25/36	Aaa/AAA
II-1A-2	3,100,000	1.25%	7.00%	Fixed 6.000% (d)	3.100	3/25/36	Aaa/AAA
II-1A-3	22,321,000	8.97%	7.00%	Fixed 6.000% (d)	10.060	3/25/36	Aaa/AAA
II-1A-4	55,864,000	22.45%	7.00%	Fixed 6.000% (d)	2.289	3/25/36	Aaa/AAA
II-1A-5	500,000	0.20%	7.00%	Fixed 6.000% (d)	14.855	3/25/36	Aaa/AAA
II-1A-6	1,000,000	0.40%	7.00%	Fixed 6.000% (d)	22.016	3/25/36	Aaa/AAA
II-2A-1	37,250,800	14.97%	7.00%	Floater (e)(f)	4.223	3/25/36	Aaa/AAA
II-2A-2	11,337,200	4.56%	7.00%	Inverse Floater (e)(g)	4.223	3/25/36	Aaa/AAA
II-2A-3	36,441,000	14.64%	7.00%	Floater (e)(h)	4.223	3/25/36	Aaa/AAA
II-2A-4	36,441,000	Notional		Inverse Floater (e)(i)	4.223	3/25/36	Aaa/AAA
II-X	249,041,806	Notional		Interest Only (j)(k)	2.850	3/25/36	Aaa/AAA
II-PO	1,448,267	0.58%	7.00%	Principal Only (l)	4.348	3/25/36	Aaa/AAA
II-B-1	5,847,000	2.35%	4.65%	Variable (m)	10.478	3/25/36	Aa2/AA
II-B-2	3,857,000	1.55%	3.10%	Variable (m)	10.478	3/25/36	A2/A
II-B-3	2,489,000	1.00%	2.10%	Variable (m)	10.478	3/25/36	Baa2/BBB
II-B-4	2,861,000	1.15%	0.95%	Variable (m)	10.478	3/25/36	NR/BB
II-B-5	1,246,000	0.50%	0.45%	Variable (m)	10.478	3/25/36	NR/B
II-B-6	1,121,724	0.45%	0.00%	Variable (m)	10.478	3/25/36	NR/NR
Total	$ 249,125,991	100.00%

Notes:

(a) The principal balance of each class of Certificates is subject to a 10% variance. Class size and credit enhancement levels are subject to change based upon the final mortgage pool and rating agency valuation.

(b) Prepayment Pricing Speed Assumption: 8% CPR building to 20% CPR in 12 months, and remaining constant at 20% CPR thereafter.
(c) The Certificates will be subject to the 10% cleanup call.

(d) The Class II-1A-1, II-1A-2, II-1A-3, II-1A-4, II-1A-5 and Class II-1A-6 Certificates will be subject to a cap equal to the weighted average of the net mortgage rates on the group II-1 mortgage loans.

(e) The Class II-2A-1 Certificates will be subject to a cap equal to 5.750% and a floor equal to 0.35%, and will also be subject to a cap based on the weighted average of the net mortgage rates on the group II-2 mortgage loans as described below. The Class II-2A-2 Certificates will be subject to a cap equal to 23.49% and a floor equal to 0.00%, and will also be subject to a cap based on the weighted average of the net mortgage rates on the group II-2 mortgage loans as described below. The Class II-2A-3 Certificates will be subject to a cap equal to 7.50% and a floor equal to 0.35%, and will also be subject to a cap based on the weighted average of the net mortgage rates on the group II-2 mortgage loans as described below. The Class II-2A-4 Certificates will be subject to a cap equal to 7.15% and a floor equal to 0.00%, and will also be subject to a cap based on the weighted average of the net mortgage rates on the group II-2 mortgage loans as described below. The Class II-2A-1, Class II-2A-2, Class II-2A-3 and Class II-2A-4 Certificates will be subject to a cap based on the weighted average of the net mortgage rates on the group II-2 mortgage loans, calculated based on a certificate principal balance equal to the Certificate Principal Balance of the Class II-2A-1, Class II-2A-2 and Class II-2A-3 Certificates and a fixed pass-through rate of 6.50% per annum. If the weighted average of the net mortgage rates on the group II-2 mortgage loans is less than 6.50% per annum, the amount of the net wac shortfall which would occur with respect to such Certificates will be allocated among the Class II-2A-1, Class II-2A-2, II-2A-3 and Class II-2A-4 Certificates in proportion to their current entitlements to interest calculated without regard to this cap.

(f) The pass-through rate for the Class II-2A-1 Certificates will be a floating rate based on One-Month LIBOR + [0.35%] per annum.
(g) The pass-through rate for the Class II-2A-2 Certificates will be a floating rate equal to 23.49% minus the product of -3.29 and One-Month LIBOR (per annum).
(h) The pass-through rate for the Class II-2A-3 Certificates will be a floating rate based on One-Month LIBOR + [0.35%] per annum

(i) The Class II-2A-4 Certificates will not have a Certificate Principal Balance and will not be entitled to distributions of principal. The Class II-2A-4 Certificates will accrue interest on its notional amount, which will be equal to the aggregate stated principal balance of the Class II-2A-3 Certificates. The pass-through rate for the Class II-2A-4 Certificates will be a floating rate equal to 7.15% minus One-Month LIBOR (per annum).

(j) The Class II-X Certificates will not have a Certificate Principal Balance and will not be entitled to distributions of principal. The Class II-X Certificates will accrue interest on its notional amount, which will be equal to the aggregate stated principal balance of the group II mortgage loans.

(k) The pass-through rate for the Class II-X Certificates is equal to the weighted average of the excess of (a) the net mortgage rate on each group II-1 mortgage loan and group II-2 mortgage loan with a net mortgage rate greater than 6.00% per annum and 6.50% per annum, respectively, over (b) 6.00% per annum and 6.50% respectively.

(l) The Class II-PO Certificates will not be entitled to distributions of interest. The Class II-PO Certificates will receive a portion of the principal payments only on the group II-1 mortgage loans and group II-2 mortgage loans that have net mortgage rates lower than 6.00% and 6.50%, respectively.

(m) The Pass-Through Rate applicable to the Class II-B Certificates will be equal to the weighted average of (i) 6.000% per annum and (ii) 6.500% per annum, weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of the mortgage loans in loan group II-1 and loan group II-2 (other than the portion of the mortgage loans attributable to the related Class II-PO Certificates), respectively, the aggregate Certificate Principal Balance of the related class or classes of group II senior certificates, other than the related Class II-PO Certificates.

THE COLLATERAL

•     Conventional, one-to-four-family, fixed-rate mortgage loans secured by first liens on residential mortgaged properties.

•     The collateral related to loan group II will consist of a pool of mortgage loans (the “Mortgage Loans”) with an unpaid principal balance of approximately $249,125,991.

•     The Mortgage Loans were primarily originated by American Home Mortgage Corporation (approximately 76%), with approximately 70 other originators totaling approximately 24% (none of which represent greater than 3% of the pool) pursuant to underwriting guidelines as described in the free writing prospectus and the prospectus supplement.

•     The collateral information provided herein is preliminary and based upon information as of January 1, 2006. The characteristics of the mortgage loans as described herein and in the attached collateral tables may differ from the final pool due, among other things, to the possibility of certain mortgage loans becoming delinquent or defaulting or substituted and that similar or different mortgage loans may be added to the pool prior to the closing date, such characteristics being subject to a variance of not more than plus or minus 10%.

•     For purposes of this term sheet, reference to the “mortgage loans” herein means the group II mortgage loans.

•     All of the numbers and percentages in this term sheet are subject to a variance of 10%.

THE STRUCTURE

Senior/subordinate shifting interest structure.

The Group II Certificates:

The trust will issue certificates consisting of senior certificates designated as the Class II-1A-1, Class II-1A-2, Class II-1A-3, Class II-1A-4, Class II-1A-5, Class II-1A-6, Class II-2A-1, Class II-2A-2, Class II-2A-3, Class II-2A-4, Class II-X and Class II-PO Certificates (the “Senior Certificates”) and the Class II-B-1, Class II-B-2 and Class II-B-3 Certificates (the “Offered Subordinate Certificates”, and together with the Senior Certificates, the “Offered Certificates”). The trust will also issue Class II-B-4, Class II-B-5 and Class II-B-6 Certificates which are not offered hereby. The Class II-P Certificates will be entitled to all prepayment charges received in respect of the related mortgage loans. The Class II-1R-1, Class II-1R-2 and Class II-2R-1 Certificates will each be issued as a single Certificate of $50 in certificated fully registered form.

Summary of Terms:

Depositor:	Bear Stearns Asset Backed Securities I LLC.

Seller and Sponsor:	EMC Mortgage Corporation.

Master Servicer:	Wells Fargo Bank, National Association.

Servicers:	EMC Mortgage Corporation (approximately 25%), HSBC Mortgage Corporation (USA) (less than 1%) and Wells Fargo Bank (approximately 74%).

Originators:	American Home Mortgage Corporation (approximately 76%) and approximately 70 other originators totaling approximately 24%, none of which represent greater than 3% of the pool.

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	U.S. Bank National Association.

Cut-off Date:	February 1, 2006.

Closing Date:	On or about February 28, 2006.

Distribution Date:	25th day of each month (or if that 25th is not a business day, the next business day), commencing in March 2006.

Prepayment Period:

With respect to any Distribution Date, the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs in the case of the Mortgage Loans for which EMC is servicer or such other period as provided in the related servicing agreement with respect to the other servicers.

Pass Through Rates:	The pass-through rates for each class of Certificates is shown in the table above.

Interest Payments:

On each Distribution Date, holders of the Certificates entitled to the distributions of interest will be entitled to receive the interest that has accrued on the Certificates at the related Pass-Through Rate during the related Accrual Period.

The “Accrual Period” for the Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs. The trustee will calculate interest on all of the Certificates based on a 360-day year that consists of twelve 30-day months.

The Class II-PO Certificates will not be entitled to distributions of interest.

Principal Payments:

The Senior Optimal Principal Amount will be an amount equal to the sum of (i) the Senior Percentage of scheduled principal payments of the group II mortgage loans, (ii) the Senior Prepayment Percentage of all full and partial prepayments of the group II mortgage loans and (iii) the lesser of the Senior Percentage of the Stated Principal Balance of a liquidated mortgage loan or the Senior Prepayment Percentage of the net liquidation proceeds of such mortgage Loan.

Subordinate Optimal Principal Amount: The Subordinate Optimal Principal Amount will be an amount equal to the sum of (i) The Subordinate Percentage of scheduled principal payments, (ii) Subordinate Prepayment Percentage of all full and partial prepayments, (iii) the excess of net liquidation proceeds over the amount included in clause (iii) of the Senior Optimal Principal Amount definition and (iv) on the Distribution Date on which the Certificate Principal Balances of the Senior Certificates have been reduced to zero, 100% of any Senior Optimal Principal Amount.

Stated Principal Balance:

With respect to any mortgage loan as of any date of determination, the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to certificateholders with respect to such Mortgage Loan on or before such date, and as further reduced to the extent that any realized loss thereon has been allocated to one or more classes of certificates on or before the date of determination.

Prepayment Assumption:

A 100% Prepayment Assumption assumes that the outstanding principal balance of a pool of mortgage loans prepays at a constant prepayment rate (“CPR”) of 8% in the first month of the life of such pool, such rate increasing by an additional approximate 1.09% CPR (precisely 12%/11) each month thereafter through the twelfth month of the like of such pool, and such rate thereafter remaining constant at 20% CPR for the remainder of the life of such pool.

Certificate Principal Balance:

With respect to any Certificates as of any date of determination, the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such certificates and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of realized losses in the manner described herein, plus any subsequent recoveries allocated to such Class.

Available Distribution Amount:

For any Distribution Date, an amount equal to the amount received by the Trustee and available in the Certificate Account on that Distribution Date. The Available Distribution Amount will generally be equal to the sum of (1) the aggregate amount of scheduled payments on the Mortgage Loans, insurance proceeds and liquidation proceeds, received during the related Prepayment Period, in each case net of amounts reimbursable therefrom to the Trustee, the Master Servicer and any subservicer and reduced by the master servicing fees and servicing fees.

P&I Advances:

The Servicers will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the Servicer’s advancing obligations.

Priority of Payments:

Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the Available Distribution Amount, will be made according to the following order of priority:

1.    Payment of the accrued and unpaid interest to the holders of the Senior Certificates entitled to the distributions of interest on a pro rata basis at the applicable Pass-Through Rate;

2.    Payment of principal to the Senior Certificates entitled to the distributions of principal up to an amount equal to the Senior Optimal Principal Amount in the priority described herein;

3.    Payment of interest and principal sequentially to the Class II-B-1, Class II-II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in that order, so that each such Class receives (i) first, accrued and unpaid interest at the applicable Pass-Through Rate, and (ii) such class’s allocable share of the Subordinate Optimal Principal Amount.

On any Distribution Date, any Prepayment Interest Shortfalls and any Relief Act Shortfalls to the extent not covered by compensating interest paid by the related Servicer or the Master Servicer will reduce the amount of interest distributions with respect to the Certificates, on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date.

Principal Distributions on the Senior Certificates:

1.    Payment of the Available Distribution Amount for group II-1 remaining after interest distributions to the related Senior Certificates as described above, pro rata to the Aggregate PAC Schedule (attached below), to the holders of the Class II-1A-1, II-1A-2 until the Certificate Principal Balance of each such class has been reduced to zero;

2.    Payment of the Available Distribution Amount for group II-1 remaining after interest distributions to the related Senior Certificates as described above, sequentially to the Aggregate PAC Schedule (attached below), to the holders of the Class II-1A-3 until the Certificate Principal Balance has been reduced to zero;

3.    Payment of the Available Distribution Amount for group II-1 remaining after interest distributions to the related Senior Certificates as described above, sequentially, to the holders of the Class II-1A-4 and Class II-1A-5 Certificates, until the Certificate Principal Balance of each such class has been reduced to zero;

4.    Payment of the Available Distribution Amount for group II-1 remaining after interest distributions to the related Senior Certificates as described above, pro rata with out regard to the Aggregate PAC Schedule (attached below), to the holders of the Class II-1A-1 and Class II-1A-2 certificates, until the Certificate Principal Balance of each such class has been reduced to zero;

5.    Payment of the Available Distribution Amount for group II-1 remaining after interest distributions to the related Senior Certificates as described above, sequentially with out regard to the Aggregate PAC Schedule (attached below), to the holders of the Class II-1A-3 until the Certificate Principal Balance has been reduced to zero;

6.    Payment of the Available Distribution Amount for group II-1 remaining after interest distributions to the related Senior Certificates as described above, to the holders of the Class II-1A-6 Certificates, until the Certificate Principal Balance of such class has been reduced to zero;

7.    Payment of the Available Distribution Amount for group II-2 remaining after interest distributions to the related Senior Certificates as described above, pro rata, to the holders of the Class II-2A-1, Class II-2A-2 and Class II-2A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

8.    Payment of the Class PO principal distribution amount, to the holders of the Class PO Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

Shifting Interest:

The Senior Certificates will be entitled to recThe Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including the Distribution Date in February 2011. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next four years provided that (i) the principal balance of the Mortgage Loans 61 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Net Mortgage Rate:

On any Mortgage Loan, the then applicable mortgage rate thereon minus the Servicing Fee Rate and the Master Servicing Fee Rate. The Servicing Fee Rate will be equal to 0.25% per annum and the Master Servicing Fee Rate will be equal to [0.01]% per annum.

Discount Mortgage Rate:	6.00% per annum with respect to the group II-1 mortgage loans and 6.50% per annum with respect to the group II-2 mortgage loans.

Allocation of Losses:

Realized losses on the Mortgage Loans will be allocated sequentially to the most junior class of Certificates outstanding beginning with the Class II-B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero. Thereafter, realized losses will be allocated to the Senior Certificates (other than the Class II-X Certificates and Class II-2A-4 Certificates) from their respective Mortgage Loan Groups on a pro rata basis, except in the case of the II-1A-1 which will allocate its pro rata share of losses to the II-1A-2 until its balance is reduced to zero.

Credit Enhancement:	Subordination: The initial Credit Enhancement Percentages are as follows:

	Class II-1A-1	11.37%
	Class II-A (except II-1A-1)	7.00%
	Class II-B-1	4.65%
	Class II-B-2	3.10%
	Class II-B-3	2.10%

Optional Termination:

At its option, EMC (the “Optional Termination Holder”) may purchase all of the Mortgage Loans, together with any properties in respect thereof acquired on behalf of the trust, and thereby effect termination and early retirement of the Certificates, after the aggregate principal balance of the Mortgage Loans, and properties acquired in respect thereof, remaining in the trust has been reduced to less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Registration:	The Offered Certificates will be available in book-entry form through DTC.

Denominations:

The Certificates (other than the Class II-1A-6) are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof. The Class II-1A-6 Certificates are issuable in minimum denominations of an original amount of $1,000 and multiples of $1 in excess thereof.

Federal Tax Aspects:	The Trust will be established as one or more REMICs for federal income tax purposes.

ERISA Considerations:

The Offered Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

SMMEA Eligibility:	The Senior Certificates and Class II-B-1 Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Aggregate PAC Schedule (Class II-1A-1, II-1A-2 and Class II-1A-3) 7% - 20% CPR

Date	Aggregate Certificate Balance	Date	Aggregate Certificate Balance	Date	Aggregate Certificate Balance
25-Feb-06	87,588,000.00	25-Feb-09	54,275,796.25	25-Feb-12	27,824,038.79
25-Mar-06	86,559,146.33	25-Mar-09	53,452,333.69	25-Mar-12	27,188,640.28
25-Apr-06	85,536,614.48	25-Apr-09	52,633,970.87	25-Apr-12	26,557,269.84
25-May-06	84,520,366.75	25-May-09	51,820,677.54	25-May-12	25,929,903.06
25-Jun-06	83,510,365.66	25-Jun-09	51,012,423.66	25-Jun-12	25,306,515.67
25-Jul-06	82,506,573.94	25-Jul-09	50,209,179.34	25-Jul-12	24,691,189.24
25-Aug-06	81,508,954.57	25-Aug-09	49,410,914.92	25-Aug-12	24,088,521.37
25-Sep-06	80,517,470.76	25-Sep-09	48,617,600.87	25-Sep-12	23,498,266.28
25-Oct-06	79,532,085.91	25-Oct-09	47,829,207.88	25-Oct-12	22,920,182.81
25-Nov-06	78,552,763.69	25-Nov-09	47,045,706.80	25-Nov-12	22,354,034.40
25-Dec-06	77,579,467.96	25-Dec-09	46,267,068.67	25-Dec-12	21,799,588.93
25-Jan-07	76,612,162.80	25-Jan-10	45,493,264.70	25-Jan-13	21,256,618.72
25-Feb-07	75,650,812.54	25-Feb-10	44,724,266.27	25-Feb-13	20,724,900.38
25-Mar-07	74,695,381.68	25-Mar-10	43,960,044.97	25-Mar-13	20,236,630.10
25-Apr-07	73,745,834.98	25-Apr-10	43,200,572.52	25-Apr-13	19,758,510.06
25-May-07	72,802,137.40	25-May-10	42,445,820.84	25-May-13	19,290,339.07
25-Jun-07	71,864,254.10	25-Jun-10	41,695,762.02	25-Jun-13	18,831,919.78
25-July-07	70,932,150.47	25-Jul-10	40,950,368.32	25-Jul-13	18,383,058.70
25-Aug-07	70,005,792.12	25-Aug-10	40,209,401.38	25-Aug-13	17,943,566.03
25-Sep-07	69,085,144.84	25-Sep-10	39,472,770.59	25-Sep-13	17,513,255.64
25-Oct-07	68,170,174.65	25-Oct-10	38,739,067.00	25-Oct-13	17,091,945.01
25-Nov-07	67,260,847.77	25-Nov-10	38,009,697.71	25-Nov-13	16,679,455.11
25-Dec-07	66,357,130.64	25-Dec-10	37,284,876.52	25-Dec-13	16,275,610.41
25-Jan-08	65,458,989.89	25-Jan-11	36,564,576.58	25-Jan-14	15,880,238.73
25-Feb-08	64,566,392.37	25-Feb-11	35,848,771.24	25-Feb-14	15,493,171.24
25-Mar-08	63,679,305.10	25-Mar-11	35,156,474.51	25-Mar-14	15,142,225.51
25-Apr-08	62,797,695.35	25-Apr-11	34,468,549.60	25-Apr-14	14,798,468.68
25-May-08	61,921,530.55	25-May-11	33,784,970.19	25-May-14	14,461,757.56
25-Jun-08	61,050,778.34	25-Jun-11	33,105,710.12	25-Jun-14	14,131,951.76
25-July-08	60,185,406.57	25-Jul-11	32,430,743.39	25-Jul-14	13,808,913.63
25-Aug-08	59,325,383.28	25-Aug-11	31,760,044.16	25-Aug-14	13,492,508.20
25-Sep-08	58,470,676.70	25-Sep-11	31,093,586.74	25-Sep-14	13,182,603.16
25-Oct-08	57,621,255.26	25-Oct-11	30,431,345.61	25-Oct-14	12,879,068.76
25-Nov-08	56,777,087.59	25-Nov-11	29,773,295.39	25-Nov-14	12,581,777.81
25-Dec-08	55,938,142.49	25-Dec-11	29,119,410.87	25-Dec-14	12,290,605.57
25-Jan-09	55,104,388.98	25-Jan-12	28,469,666.97	25-Jan-15	12,005,429.78

Aggregate PAC Schedule (Class II-1A-1, II-1A-2 and Class II-1A-3) 7% - 20% CPR

Date	Aggregate Certificate Balance	Date	Aggregate Certificate Balance	Date	Aggregate Certificate Balance
25-Feb-15	11,726,130.56	25-Feb-18	5,028,578.96	25-Feb-21	1,752,964.37
25-Mar-15	11,475,662.18	25-Mar-18	4,901,222.68	25-Mar-21	1,693,356.04
25-Apr-15	11,230,013.95	25-Apr-18	4,776,423.92	25-Apr-21	1,634,960.45
25-May-15	10,989,094.43	25-May-18	4,654,132.81	25-May-21	1,577,753.77
25-Jun-15	10,752,813.88	25-Jun-18	4,534,300.46	25-Jun-21	1,521,712.65
25-Jul-15	10,521,084.24	25-Jul-18	4,416,878.88	25-Jul-21	1,466,814.17
25-Aug-15	10,293,797.36	25-Aug18	4,301,821.03	25-Aug-21	1,413,035.84
25-Sep-15	10,070,355.19	25-Sep-18	4,189,080.75	25-Sep-21	1,360,355.64
25-Oct-15	9,850,829.08	25-Oct-18	4,078,612.78	25-Oct-21	1,308,751.94
25-Nov-15	9,635,210.78	25-Nov-18	3,970,372.72	25-Nov-21	1,258,203.54
25-Dec-15	9,422,888.94	25-Dec-18	3,864,317.01	25-Dec-21	1,208,689.65
25-Jan-16	9,211,428.66	25-Jan-19	3,760,402.94	25-Jan-22	1,160,189.87
25-Feb-16	9,000,723.97	25-Feb-19	3,658,588.62	25-Feb-22	1,112,684.21
25-Mar-16	8,794,194.05	25-Mar-19	3,558,832.96	25-Mar-22	1,066,153.04
25-Apr-16	8,591,758.20	25-Apr-19	3,461,095.64	25-Apr-22	1,020,577.14
25-May-16	8,393,337.21	25-May-19	3,365,337.16	25-May-22	975,937.64
25-Jun-16	8,198,853.42	25-Jun-19	3,271,518.72	25-Jun-22	932,216.03
25-July-16	8,008,230.63	25-Jul-19	3,179,602.30	25-Jul-22	889,394.18
25-Aug-16	7,821,394.10	25-Aug-19	3,089,550.62	25-Aug-22	847,454.28
25-Sep-16	7,638,270.49	25-Sep-19	3,001,327.08	25-Sep-22	806,378.89
25-Oct-16	7,458,787.90	25-Oct-19	2,914,895.82	25-Oct-22	766,150.89
25-Nov-16	7,282,875.75	25-Nov-19	2,830,221.64	25-Nov-22	726,753.51
25-Dec-16	7,110,464.86	25-Dec-19	2,747,270.03	25-Dec-22	688,170.28
25-Jan-17	6,941,487.32	25-Jan-20	2,666,024.10	25-Jan-23	650,385.06
25-Feb-17	6,775,876.55	25-Feb-20	2,586,433.16	25-Feb-23	613,382.03
25-Mar-17	6,613,567.22	25-Mar-20	2,508,464.66	25-Mar-23	577,145.66
25-Apr-17	6,454,495.25	25-Apr-20	2,432,086.68	25-Apr-23	541,660.72
25-May-17	6,298,597.79	25-May-20	2,357,267.92	25-May-23	506,912.31
25-Jun-17	6,145,813.18	25-Jun-20	2,283,977.69	25-Jun-23	472,885.77
25-July-17	5,996,080.95	25-Jul-20	2,212,185.86	25-Jul-23	439,566.74
25-Aug-17	5,849,341.78	25-Aug-20	2,142,052.39	25-Aug-23	406,941.17
25-Sep-17	5,705,537.48	25-Sep-20	2,073,489.48	25-Sep-23	374,995.23
25-Oct-17	5,564,610.96	25-Oct-20	2,006,369.12	25-Oct-23	343,715.40
25-Nov-17	5,426,506.24	25-Nov-20	1,940,621.00	25-Nov-23	313,088.41
25-Dec-17	5,291,168.41	25-Dec-20	1,876,432.71	25-Dec-23	283,101.22
25-Jan-18	5,158,543.59	25-Jan-21	1,813,809.74	25-Jan-24	253,741.09

Aggregate PAC Schedule (Class II-1A-1, II-1A-2 and Class II-1A-3) 7% - 20% CPR

Date	Aggregate Certificate Balance
25-Feb-24	224,995.50
25-Mar-24	196,852.17
25-Apr-24	169,299.07
25-May-24	142,324.40
25-Jun-24	115,916.59
25-Jul-24	90,064.29
25-Aug-24	64,756.38
25-Sep-24	39,981.94
25-Oct-24	15,730.29
25-Nov-24	0.00

Selected Collateral Characteristics For the Mortgage Loans In Loan Group II-1

As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$157,411,741
Number of Loans	769
Average Scheduled Principal Balance	$204,697	$27,650	$1,452,500
(1) Original Loan-to-Value Ratio	72.19%	16.09%	95.00%
(1) Mortgage Rate	6.7590%	5.3750%	9.6250%
(1) Net Mortgage Rate	6.4990%	5.1150%	9.3650%
(1) Remaining Term to Stated Maturity (months)	350	166	360
(1)] (1i)] Credit Score	715	627	835
(1) Weighted Average reflected in Total. (i1)] Non-Zero Weighted Average Credit Score
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Lien	First	100.00%

Property Type	2-4 Family	12.98%
Condominium	6.85%
Hi-Rise Condo	0.28%
PUD	18.57%
Single Family	61.12%
Townhouse	0.20%

Geographic Distribution	California	16.39%
Florida	14.02%
Texas	8.63%
New York	6.00%

Number of States (including DC)	44

Documentation Type	Full/Alternative	16.40%
No Documentation	17.38%
No Income/No Asset	0.31%
No Ratio	15.69%
No Ratio/No VOE	0.14%
Stated Income	44.54%
Stated/Stated	5.53%

Loans with Prepayment Penalties	39.89%
Interest Only Loans	38.78%

Credit Score Distribution of the Mortgage Loans in Loan Group II-1

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
N/A	7	1,365,188	0.87	195,027	70.26	5.27	0.00
600 - 619	1	349,747	0.22	349,747	45.16	100.00	0.00
620 - 639	10	1,976,138	1.26	197,614	76.26	57.41	21.94
640 - 659	28	5,347,350	3.40	190,977	73.16	50.47	23.80
660 - 679	135	23,760,247	15.09	176,002	73.09	9.93	34.64
680 - 699	173	33,778,129	21.46	195,249	73.18	13.15	44.79
700 - 719	130	27,388,351	17.40	210,680	73.12	18.69	38.92
720 - 739	88	17,103,525	10.87	194,358	73.12	7.49	38.58
740 - 759	71	15,352,184	9.75	216,228	68.88	20.44	50.74
760 - 779	77	19,238,054	12.22	249,845	71.72	20.55	37.67
780 - 799	39	9,231,334	5.86	236,701	68.87	5.65	27.55
800 - 819	9	2,022,005	1.28	224,667	71.32	36.69	56.04
820 - 839	1	499,490	0.32	499,490	61.73	0.00	0.00
Total / Weighted Average:	769	157,411,741	100.00	204,697	72.19	16.40	38.78

Debt-to-Income Ratios of the Mortgage Loans in Loan Group II-1

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	255	52,779,286	33.53	206,978	716	68.78	0.00	43.42
0.01% - 5.00%	1	308,000	0.20	308,000	701	80.00	0.00	0.00
5.01% - 10.00%	7	580,591	0.37	82,942	728	79.19	0.00	0.00
10.01% - 15.00%	8	1,415,650	0.90	176,956	694	77.06	3.81	44.93
15.01% - 20.00%	24	2,497,508	1.59	104,063	691	70.79	25.66	22.65
20.01% - 25.00%	33	6,618,869	4.20	200,572	735	73.71	36.36	40.98
25.01% - 30.00%	63	11,776,032	7.48	186,921	710	72.58	20.85	29.05
30.01% - 35.00%	97	22,277,876	14.15	229,669	714	72.18	13.90	39.28
35.01% - 40.00%	102	20,833,575	13.24	204,251	716	75.20	29.56	42.02
40.01% - 45.00%	120	25,010,427	15.89	208,420	714	74.55	27.79	40.99
45.01% - 50.00%	54	11,811,244	7.50	218,727	714	74.63	30.10	21.91
50.01% - 55.00%	5	1,502,685	0.95	300,537	728	75.14	32.74	29.39
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Original Mortgage Loan Principal Balances of the Mortgage Loans in Loan Group II-1

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	268	18,662,047	11.86	69,635	709	74.12	18.64	18.73
$100,000 - $200,000	251	35,310,143	22.43	140,678	709	74.54	19.85	37.93
$200,000 - $300,000	99	24,522,265	15.58	247,700	705	74.46	16.10	58.77
$300,000 - $359,650	33	10,992,961	6.98	333,120	723	69.34	15.79	61.78
$359,651 - $400,000	9	3,388,575	2.15	376,508	715	73.01	0.00	45.73
$400,001 - $500,000	52	23,769,540	15.10	457,107	726	70.75	15.78	40.76
$500,001 - $600,000	19	10,348,382	6.57	544,652	730	65.82	25.38	42.23
$600,001 - $700,000	19	12,381,361	7.87	651,651	719	72.45	10.52	31.58
$700,001 - $800,000	6	4,448,752	2.83	741,459	705	67.84	0.00	32.82
$800,001 - $900,000	2	1,717,538	1.09	858,769	746	68.26	0.00	0.00
$900,001 - $1,000,000	8	7,762,701	4.93	970,338	717	70.31	25.19	25.38
$1,300,001 - $1,400,000	2	2,654,975	1.69	1,327,488	720	70.00	0.00	0.00
$1,400,001 - $1,500,000	1	1,452,500	0.92	1,452,500	722	70.00	0.00	0.00
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Current Mortgage Loan Principal Balances of the Mortgage Loans in Loan Group II-1

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	268	18,662,047	11.86	69,635	709	74.12	18.64	18.73
$100,000 - $200,000	251	35,310,143	22.43	140,678	709	74.54	19.85	37.93
$200,000 - $300,000	99	24,522,265	15.58	247,700	705	74.46	16.10	58.77
$300,000 - $359,650	33	10,992,961	6.98	333,120	723	69.34	15.79	61.78
$359,651 - $400,000	9	3,388,575	2.15	376,508	715	73.01	0.00	45.73
$400,001 - $500,000	52	23,769,540	15.10	457,107	726	70.75	15.78	40.76
$500,001 - $600,000	19	10,348,382	6.57	544,652	730	65.82	25.38	42.23
$600,001 - $700,000	19	12,381,361	7.87	651,651	719	72.45	10.52	31.58
$700,001 - $800,000	6	4,448,752	2.83	741,459	705	67.84	0.00	32.82
$800,001 - $900,000	2	1,717,538	1.09	858,769	746	68.26	0.00	0.00
$900,001 - $1,000,000	8	7,762,701	4.93	970,338	717	70.31	25.19	25.38
$1,300,001 - $1,400,000	2	2,654,975	1.69	1,327,488	720	70.00	0.00	0.00
$1,400,001 - $1,500,000	1	1,452,500	0.92	1,452,500	722	70.00	0.00	0.00
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Net Mortgage Rates of the Mortgage Loans in Loan Group II-1

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	15	5,386,211	3.42	359,081	760	66.46	18.65	36.15
5.500% - 5.999%	125	33,629,131	21.36	269,033	723	68.13	16.63	62.59
6.000% - 6.499%	215	53,936,254	34.26	250,866	717	71.20	24.08	60.20
6.500% - 6.999%	185	34,750,943	22.08	187,843	702	73.95	11.02	7.93
7.000% - 7.499%	161	20,540,079	13.05	127,578	704	77.30	9.08	12.60
7.500% - 7.999%	44	6,465,618	4.11	146,946	728	77.51	5.29	3.59
8.000% - 8.499%	21	2,012,574	1.28	95,837	716	79.37	9.40	0.00
8.500% - 8.999%	1	275,532	0.18	275,532	742	80.00	0.00	0.00
9.000% - 9.499%	2	415,399	0.26	207,700	690	79.99	0.00	0.00
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Mortgage Rates of the Mortgage Loans in Loan Group II-1

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	1	140,800	0.09	140,800	688	80.00	100.00	100.00
5.500% - 5.999%	39	11,115,968	7.06	285,025	745	67.81	17.22	54.65
6.000% - 6.499%	151	38,985,718	24.77	258,184	722	68.45	14.10	62.85
6.500% - 6.999%	223	55,203,893	35.07	247,551	712	71.63	24.69	47.98
7.000% - 7.499%	159	26,355,884	16.74	165,760	705	75.30	9.65	6.40
7.500% - 7.999%	146	19,307,340	12.27	132,242	703	77.22	8.99	11.12
8.000% - 8.499%	32	4,260,206	2.71	133,131	737	79.41	6.83	0.00
8.500% - 8.999%	16	1,626,533	1.03	101,658	721	78.92	3.32	0.00
9.500% - 9.999%	2	415,399	0.26	207,700	690	79.99	0.00	0.00
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II-1

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only
15.01% - 20.00%	2	129,900	0.08	64,950	735	0.00	46.11
20.01% - 25.00%	3	1,197,437	0.76	399,146	753	0.00	50.11
30.01% - 35.00%	1	461,000	0.29	461,000	764	0.00	100.00
35.01% - 40.00%	4	300,806	0.19	75,201	701	0.00	50.53
40.01% - 45.00%	4	962,163	0.61	240,541	687	76.06	9.98
45.01% - 50.00%	10	3,070,869	1.95	307,087	727	11.39	56.12
50.01% - 55.00%	9	3,079,163	1.96	342,129	722	0.00	82.11
55.01% - 60.00%	13	4,188,651	2.66	322,204	729	1.19	29.33
60.01% - 65.00%	36	9,280,415	5.90	257,789	729	24.55	36.62
65.01% - 70.00%	254	55,338,304	35.16	217,867	715	12.39	43.24
70.01% - 75.00%	75	16,518,860	10.49	220,251	708	17.83	43.33
75.01% - 80.00%	321	58,337,152	37.06	181,736	714	21.09	32.09
80.01% - 85.00%	22	2,474,338	1.57	112,470	715	0.00	17.94
85.01% - 90.00%	12	1,517,763	0.96	126,480	681	10.61	16.90
90.01% - 95.00%	3	554,921	0.35	184,974	750	23.26	51.85
Total / Weighted Average	769	157,411,741	100.00	204,697	715	16.40	38.78

Geographic Distribution of Mortgaged Properties of the Mortgage Loans in Loan Group II-1

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	66	25,792,322	16.39	390,793	723	66.66	9.40	55.18
Florida	91	22,070,973	14.02	242,538	710	72.00	23.11	54.88
Texas	99	13,577,934	8.63	137,151	704	76.23	14.37	12.19
New York	27	9,448,257	6.00	349,935	729	70.59	5.77	24.16
Maryland	25	6,195,293	3.94	247,812	704	72.84	26.45	73.65
North Carolina	28	6,135,856	3.90	219,138	692	72.67	6.32	19.18
Virginia	22	5,200,048	3.30	236,366	731	71.20	1.56	39.88
Massachusetts	14	4,736,269	3.01	338,305	717	68.18	25.53	26.19
Washington	22	4,197,731	2.67	190,806	707	73.40	24.21	89.37
Arizona	16	4,154,906	2.64	259,682	741	71.29	11.63	32.68
Georgia	25	4,097,248	2.60	163,890	727	77.10	24.95	35.91
Illinois	24	4,081,038	2.59	170,043	700	72.18	14.76	18.65
New Jersey	13	3,719,677	2.36	286,129	706	75.36	8.95	0.00
Pennsylvania	25	3,652,184	2.32	146,087	717	74.53	20.06	0.00
Louisiana	28	3,484,556	2.21	124,448	718	76.11	40.94	9.56
Ohio	34	3,410,781	2.17	100,317	699	74.64	31.20	52.69
Oregon	14	3,376,900	2.15	241,207	714	72.88	10.43	56.69
Other (1)	196	30,079,769	19.11	153,468	719	74.11	18.07	34.30
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Subordinate Financing of the Mortgage Loans in Loan Group II-1

Range of Junior Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
NO	296	68,834,812	43.73	232,550	719	68.93	14.99	40.02
YES	473	88,576,929	56.27	187,266	713	74.72	17.49	37.81
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Mortgage Loan Purpose of the Mortgage Loans in Loan Group II-1

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	220	54,961,124	34.92	249,823	709	69.41	16.41	34.78
Purchase	432	78,994,084	50.18	182,857	720	75.20	16.16	39.39
Rate/Term Refinance	117	23,456,533	14.90	200,483	714	68.54	17.13	46.09
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Mortgage Loan Documentation Type of the Mortgage Loans in Loan Group II-1

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	139	25,807,775	16.40	185,667	711	73.53	100.00	46.90
No Documentation	122	27,360,471	17.38	224,266	721	65.08	0.00	39.25
No Income/No Asset	1	489,000	0.31	489,000	664	54.64	0.00	100.00
No Ratio	130	24,703,533	15.69	190,027	713	73.07	0.00	47.33
No Ratio/No VOE	2	226,282	0.14	113,141	704	79.90	0.00	0.00
Stated Income	333	70,113,601	44.54	210,551	718	74.17	0.00	32.27
Stated/Stated	42	8,711,079	5.53	207,407	705	72.87	0.00	38.89
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Occupancy Types of the Mortgage Loans in Loan Group II-1

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	340	44,254,185	28.11	130,159	717	71.82	15.34	36.49
Primary Residence	391	101,151,675	64.26	258,700	712	72.93	16.22	39.56
Second/Vacation	38	12,005,882	7.63	315,944	741	67.31	21.74	40.63
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Mortgaged Property Types of the Mortgage Loans in Loan Group II-1

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	117	20,431,206	12.98	174,626	709	71.86	13.81	33.75
Condominium	64	10,782,504	6.85	168,477	730	69.82	34.54	60.60
Hi-Rise Condo	2	441,070	0.28	220,535	767	77.20	0.00	44.06
Planned Unit Development	121	29,232,957	18.57	241,595	719	73.57	17.49	45.07
Single-family	460	96,210,642	61.12	209,154	714	72.07	14.70	35.59
Townhouse	5	313,361	0.20	62,672	719	76.80	0.00	0.00
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Prepayment Penalty Terms of the Mortgage Loans in Loan Group II-1

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	431	94,617,907	60.11	219,531	716	71.77	17.40	21.62
6 Months	2	490,316	0.31	245,158	670	80.00	0.00	75.87
12 Months	9	2,937,763	1.87	326,418	734	72.19	23.90	64.96
24 Months	54	10,639,914	6.76	197,035	722	72.50	12.99	60.21
36 Months	199	35,602,176	22.62	178,905	712	73.22	13.69	57.40
60 Months	74	13,123,666	8.34	177,347	711	71.87	18.16	87.33
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Interest Only Terms of the Mortgage Loans in Loan Group II-1

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Not Interest Only	518	96,372,369	61.22	186,047	714	73.10	14.22	0.00
60 Months	12	2,662,990	1.69	221,916	707	70.34	21.21	100.00
120 Months	239	58,376,382	37.09	244,253	717	70.76	19.77	100.00
Total / Weighted Average	769	157,411,741	100.00	204,697	715	72.19	16.40	38.78

Selected Collateral Characteristics For the Mortgage Loans In Loan Group II-2

As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$91,439,250
Number of Loans	342
Average Scheduled Principal Balance	$267,366	$80,850	$2,324,400
(1) Original Loan-to-Value Ratio	71.73%	20.37%	90.00%
(1) Mortgage Rate	7.2552%	6.7500%	8.3750%
(1) Net Mortgage Rate	6.9952%	6.4900%	8.1150%
(1) Remaining Term to Stated Maturity (months)	359	355	359
(1)] (1i)] Credit Score	710	623	817
(1) Weighted Average reflected in Total. (i1)] Non-Zero Weighted Average Credit Score
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Lien	First	100.00%

Property Type	Two- to four- family units	18.43%
Condominium	8.87%
Hi-Condo	1.85%
PUD	19.12%
Single-family	51.73%

Geographic Distribution	California	16.01%
Florida	15.72%
New York	10.03%
Illinois	9.23%

Number of States (including DC)	40

Documentation Type	Full/Alternative	14.73%
No Documentation	10.88%
No Ratio	21.28%
Stated Income	44.83%
Stated/Stated	8.28%

Loans with Prepayment Penalties	24.43%
Interest Only Loans	100.00%

Credit Score Distribution of the Mortgage Loans in Loan Group II-2

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
620 – 639	4	634,000	0.69	158,500	78.81	100.00	100.00
640 – 659	8	1,108,100	1.21	138,513	75.96	71.08	100.00
660 – 679	84	21,373,442	23.37	254,446	73.60	11.67	100.00
680 – 699	66	18,485,011	20.22	280,076	70.20	3.06	100.00
700 – 719	62	18,187,152	19.89	293,341	70.61	10.19	100.00
720 – 739	51	13,403,837	14.66	262,820	72.11	15.42	100.00
740 – 759	41	8,134,928	8.90	198,413	73.44	20.08	100.00
760 – 779	19	6,178,230	6.76	325,170	73.38	20.76	100.00
780 – 799	4	3,269,250	3.58	817,313	62.29	65.83	100.00
800 – 819	3	665,300	0.73	221,767	73.27	0.00	100.00
Total / Weighted Average:	342	91,439,250	100.00	267,366	71.73	14.73	100.00

Debt-to-Income Ratios of the Mortgage Loans in Loan Group II-2

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	87	29,405,260	32.16	337,991	719	70.40	0.00	100.00
0.01% - 5.00%	2	163,450	0.18	81,725	698	70.00	0.00	100.00
5.01% - 10.00%	4	1,919,900	2.10	479,975	695	66.20	2.79	100.00
10.01% - 15.00%	3	497,850	0.54	165,950	685	78.23	0.00	100.00
15.01% - 20.00%	14	1,417,750	1.55	101,268	714	77.43	17.61	100.00
20.01% - 25.00%	11	1,077,850	1.18	97,986	723	74.99	25.41	100.00
25.01% - 30.00%	25	6,750,494	7.38	270,020	709	73.54	17.91	100.00
30.01% - 35.00%	47	10,020,328	10.96	213,198	710	73.33	19.18	100.00
35.01% - 40.00%	68	19,048,105	20.83	280,119	710	71.27	27.23	100.00
40.01% - 45.00%	52	11,475,090	12.55	220,675	690	72.58	18.74	100.00
45.01% - 50.00%	27	9,086,153	9.94	336,524	711	72.08	21.76	100.00
50.01% - 55.00%	2	577,020	0.63	288,510	667	76.30	77.73	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Original Mortgage Loan Principal Balances of the Mortgage Loans in Loan Group II-2

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	99	6,730,368	7.36	67,984	710	74.13	36.48	100.00
$100,000 - $200,000	103	14,195,136	15.52	137,817	703	73.42	28.49	100.00
$200,000 - $300,000	46	11,023,022	12.06	239,631	689	75.49	6.52	100.00
$300,000 - $359,650	12	3,956,747	4.33	329,729	710	77.65	16.91	100.00
$359,651 - $400,000	10	3,828,680	4.19	382,868	714	72.97	10.37	100.00
$400,001 - $500,000	22	9,987,370	10.92	453,971	716	70.55	14.16	100.00
$500,001 - $600,000	11	5,986,665	6.55	544,242	723	70.82	17.60	100.00
$600,001 - $700,000	13	8,311,000	9.09	639,308	714	72.12	0.00	100.00
$700,001 - $800,000	6	4,529,640	4.95	754,940	690	67.88	15.81	100.00
$800,001 - $900,000	8	6,846,222	7.49	855,778	707	72.41	0.00	100.00
$900,001 - $1,000,000	6	5,952,500	6.51	992,083	719	69.85	0.00	100.00
$1,000,001 - $1,200,000	1	1,190,000	1.30	1,190,000	735	70.00	0.00	100.00
$1,200,001 - $1,400,000	1	1,387,500	1.52	1,387,500	752	75.12	0.00	100.00
$1,400,001 - $1,500,000	1	1,500,000	1.64	1,500,000	718	60.00	0.00	100.00
$1,500,001 and greater	3	6,014,400	6.58	2,004,800	728	62.22	33.25	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Current Mortgage Loan Principal Balances of the Mortgage Loans in Loan Group II-2

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	99	6,730,368	7.36	67,984	710	74.13	36.48	100.00
$100,000 - $200,000	103	14,195,136	15.52	137,817	703	73.42	28.49	100.00
$200,000 - $300,000	46	11,023,022	12.06	239,631	689	75.49	6.52	100.00
$300,000 - $359,650	12	3,956,747	4.33	329,729	710	77.65	16.91	100.00
$359,651 - $400,000	10	3,828,680	4.19	382,868	714	72.97	10.37	100.00
$400,001 - $500,000	22	9,987,370	10.92	453,971	716	70.55	14.16	100.00
$500,001 - $600,000	11	5,986,665	6.55	544,242	723	70.82	17.60	100.00
$600,001 - $700,000	13	8,311,000	9.09	639,308	714	72.12	0.00	100.00
$700,001 - $800,000	6	4,529,640	4.95	754,940	690	67.88	15.81	100.00
$800,001 - $900,000	8	6,846,222	7.49	855,778	707	72.41	0.00	100.00
$900,001 - $1,000,000	6	5,952,500	6.51	992,083	719	69.85	0.00	100.00
$1,000,001 - $1,200,000	1	1,190,000	1.30	1,190,000	735	70.00	0.00	100.00
$1,200,001 - $1,400,000	1	1,387,500	1.52	1,387,500	752	75.12	0.00	100.00
$1,400,001 - $1,500,000	1	1,500,000	1.64	1,500,000	718	60.00	0.00	100.00
$1,500,001 and greater	3	6,014,400	6.58	2,004,800	728	62.22	33.25	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Net Mortgage Rates of the Mortgage Loans in Loan Group II-2

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
6.000% - 6.499%	34	5,329,047	5.83	156,737	697	72.85	17.73	100.00
6.500% - 6.999%	185	51,749,521	56.59	279,727	713	71.11	16.02	100.00
7.000% - 7.499%	80	23,097,849	25.26	288,723	706	71.42	16.60	100.00
7.500% - 7.999%	29	8,438,893	9.23	290,996	716	74.13	3.07	100.00
8.000% - 8.499%	14	2,823,940	3.09	201,710	699	76.17	5.03	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Mortgage Rates of the Mortgage Loans in Loan Group II-2

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
6.500% - 6.999%	123	30,589,775	33.45	248,697	713	71.74	17.71	100.00
7.000% - 7.499%	116	29,993,112	32.80	258,561	708	70.70	16.59	100.00
7.500% - 7.999%	81	25,444,723	27.83	314,132	709	72.25	10.91	100.00
8.000% - 8.499%	22	5,411,640	5.92	245,984	712	74.93	5.51	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II-2

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only
20.01% - 25.00%	1	165,000	0.18	165,000	752	0.00	100.00
40.01% - 45.00%	1	70,000	0.08	70,000	738	0.00	100.00
45.01% - 50.00%	1	416,000	0.45	416,000	719	0.00	100.00
50.01% - 55.00%	1	126,000	0.14	126,000	670	0.00	100.00
55.01% - 60.00%	4	5,030,000	5.50	1,257,500	740	39.76	100.00
60.01% - 65.00%	11	7,271,150	7.95	661,014	704	15.36	100.00
65.01% - 70.00%	160	41,845,159	45.76	261,532	712	9.03	100.00
70.01% - 75.00%	48	14,072,440	15.39	293,176	705	6.16	100.00
75.01% - 80.00%	101	21,154,626	23.14	209,452	703	23.26	100.00
80.01% - 85.00%	9	503,625	0.55	55,958	711	0.00	100.00
85.01% - 90.00%	5	785,250	0.86	157,050	757	100.00	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	14.73	100.00

Geographic Distribution of Mortgaged Properties of the Mortgage Loans in Loan Group II-2

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	28	14,637,650	16.01	522,773	714	72.95	9.46	100.00
Florida	42	14,370,615	15.72	342,158	710	69.53	1.80	100.00
New York	21	9,170,530	10.03	436,692	708	71.97	23.68	100.00
Illinois	35	8,440,752	9.23	241,164	696	72.67	10.09	100.00
Virginia	12	4,480,470	4.90	373,373	729	71.64	5.38	100.00
Maine	4	4,271,900	4.67	1,067,975	718	66.73	3.37	100.00
North Carolina	23	3,994,100	4.37	173,657	709	72.63	30.26	100.00
South Carolina	12	3,490,220	3.82	290,852	772	64.74	57.30	100.00
Maryland	11	2,732,200	2.99	248,382	688	71.53	15.67	100.00
Colorado	10	2,642,583	2.89	264,258	705	74.32	18.43	100.00
Massachusetts	10	2,457,080	2.69	245,708	702	69.94	11.74	100.00
Nevada	5	2,125,850	2.32	425,170	680	70.85	17.08	100.00
Other (1)	129	18,625,300	20.37	144,382	704	74.20	19.56	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Subordinate Financing of the Mortgage Loans in Loan Group II-2

Range of Junior Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
NO	113	27,151,887	29.69	240,282	712	71.73	17.40	100.00
YES	229	64,287,363	70.31	280,731	709	71.73	13.60	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Mortgage Loan Purpose of the Mortgage Loans in Loan Group II-2

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	118	35,735,920	39.08	302,847	710	69.85	19.17	100.00
Purchase	183	47,292,887	51.72	258,431	714	72.67	11.02	100.00
Rate/Term Refinance	41	8,410,443	9.20	205,133	692	74.39	16.71	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Mortgage Loan Documentation Type of the Mortgage Loans in Loan Group II-2

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	79	13,469,658	14.73	170,502	721	72.58	100.00	100.00
No Documentation	23	9,944,163	10.88	432,355	721	68.51	0.00	100.00
No Ratio	64	19,461,097	21.28	304,080	718	71.36	0.00	100.00
Stated Income	155	40,994,507	44.83	264,481	700	72.54	0.00	100.00
Stated/Stated	21	7,569,825	8.28	360,468	708	70.96	0.00	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Occupancy Types of the Mortgage Loans in Loan Group II-2

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	162	25,271,574	27.64	155,997	711	72.75	24.02	100.00
Primary Residence	163	57,495,769	62.88	352,735	704	72.14	8.11	100.00
Second/Vacation	17	8,671,907	9.48	510,112	746	66.04	31.57	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Mortgaged Property Types of the Mortgage Loans in Loan Group II-2

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	59	16,856,441	18.43	285,702	712	72.96	22.96	100.00
Condominium	45	8,107,222	8.87	180,160	714	72.40	18.64	100.00
Hi-Rise Condo	1	1,690,000	1.85	1,690,000	693	65.00	0.00	100.00
Planned Unit Development	43	17,484,718	19.12	406,621	711	70.63	17.68	100.00
Single-family	194	47,300,869	51.73	243,819	709	71.82	10.56	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Prepayment Penalty Terms of the Mortgage Loans in Loan Group II-2

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	250	69,099,510	75.57	276,398	712	71.86	15.29	100.00
12 Months	5	976,150	1.07	195,230	707	71.32	0.00	100.00
24 Months	28	5,031,662	5.50	179,702	706	72.27	19.55	100.00
36 Months	39	12,082,153	13.21	309,799	704	69.41	7.39	100.00
60 Months	20	4,249,775	4.65	212,489	699	75.58	24.14	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Interest Only Terms of the Mortgage Loans in Loan Group II-2

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
60 Months	3	523,992	0.57	174,664	692	80.00	0.00	100.00
120 Months	339	90,915,258	99.43	268,187	710	71.68	14.82	100.00
Total / Weighted Average	342	91,439,250	100.00	267,366	710	71.73	14.73	100.00

Selected Collateral Characteristics For the Mortgage Loans In Loan Group II

As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$248,850,991
Number of Loans	1,111
Average Scheduled Principal Balance	$223,988	$27,650	$2,324,400
(1) Original Loan-to-Value Ratio	72.02%	16.09%	95.00%
(1) Mortgage Rate	6.9413%	5.3750%	9.6250%
(1) Net Mortgage Rate	6.6813%	5.1150%	9.3650%
(1) Remaining Term to Stated Maturity (months)	353	166	360
(1)] (1i)] Credit Score	713	623	835
(1) Weighted Average reflected in Total. (i1)] Non-Zero Weighted Average Credit Score
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Lien	First	100.00%

Property Type	Two- to four- family units	14.98%
Condominium	7.59%
Hi-Condo	0.86%
PUD	18.77%
Single-family	57.67%
Townhouse	0.13%

Geographic Distribution	California	16.25%
Florida	14.64%
New York	7.48%
Texas	5.58%
Illinois	5.03%

Number of States (including DC)	44

Documentation Type	Full/Alternative	15.78%
No Documentation	14.99%
No Income/No Asset	0.20%
No Ratio	17.75%
No Ratio/No VOE	0.09%
Stated Income	44.65%
Stated/Stated	6.54%

Loans with Prepayment Penalties	34.21%
Interest Only Loans	61.27%

Credit Score Distribution of the Mortgage Loans in Loan Group II

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
N/A	7	1,365,188	0.55	195,027	70.26	5.27	0.00
600 - 619	1	349,747	0.14	349,747	45.16	100.00	0.00
620 - 639	14	2,610,138	1.05	186,438	76.88	67.75	40.90
640 - 659	36	6,455,450	2.59	179,318	73.64	54.01	36.88
660 - 679	219	45,133,689	18.14	206,090	73.33	10.75	65.59
680 - 699	239	52,263,140	21.00	218,674	72.13	9.58	64.32
700 - 719	192	45,575,503	18.31	237,372	72.12	15.30	63.30
720 - 739	139	30,507,362	12.26	219,477	72.67	10.97	65.57
740 - 759	112	23,487,112	9.44	209,706	70.46	20.31	67.80
760 - 779	96	25,416,284	10.21	264,753	72.12	20.60	52.82
780 - 799	43	12,500,584	5.02	290,711	67.15	21.39	46.50
800 - 819	12	2,687,305	1.08	223,942	71.81	27.61	66.92
820 - 839	1	499,490	0.20	499,490	61.73	0.00	0.00
Total / Weighted Average:	1,111	248,850,991	100.00	223,988	72.02	15.78	61.27

Debt-to-Income Ratios of the Mortgage Loans in Loan Group II

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	342	82,184,546	33.03	240,306	717	69.36	0.00	63.67
0.01% - 5.00%	3	471,450	0.19	157,150	700	76.53	0.00	34.67
5.01% - 10.00%	11	2,500,491	1.00	227,317	702	69.22	2.14	76.78
10.01% - 15.00%	11	1,913,500	0.77	173,955	691	77.37	2.82	59.26
15.01% - 20.00%	38	3,915,258	1.57	103,033	699	73.20	22.74	50.66
20.01% - 25.00%	44	7,696,719	3.09	174,925	734	73.89	34.83	49.25
25.01% - 30.00%	88	18,526,526	7.44	210,529	710	72.93	19.78	54.90
30.01% - 35.00%	144	32,298,204	12.98	224,293	713	72.54	15.54	58.12
35.01% - 40.00%	170	39,881,680	16.03	234,598	713	73.32	28.45	69.71
40.01% - 45.00%	172	36,485,517	14.66	212,125	707	73.93	24.94	59.55
45.01% - 50.00%	81	20,897,397	8.40	257,993	713	73.52	26.47	55.86
50.01% - 55.00%	7	2,079,705	0.84	297,101	711	75.46	45.22	48.98
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Original Mortgage Loan Principal Balances of the Mortgage Loans in Loan Group II

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	367	25,392,415	10.20	69,189	709	74.12	23.37	40.27
$100,000 - $200,000	354	49,505,279	19.89	139,845	707	74.22	22.33	55.73
$200,000 - $300,000	145	35,545,287	14.28	245,140	700	74.78	13.13	71.55
$300,000 - $359,650	45	14,949,708	6.01	332,216	719	71.54	16.09	71.90
$359,651 - $400,000	19	7,217,255	2.90	379,856	714	72.99	5.50	74.52
$400,001 - $500,000	74	33,756,910	13.57	456,174	723	70.69	15.30	58.29
$500,001 - $600,000	30	16,335,047	6.56	544,502	727	67.65	22.53	63.40
$600,001 - $700,000	32	20,692,361	8.32	646,636	717	72.32	6.30	59.06
$700,001 - $800,000	12	8,978,392	3.61	748,199	698	67.86	7.98	66.71
$800,001 - $900,000	10	8,563,760	3.44	856,376	715	71.58	0.00	79.94
$900,001 - $1,000,000	14	13,715,201	5.51	979,657	718	70.11	14.26	57.76
$1,100,001 - $1,200,000	1	1,190,000	0.48	1,190,000	735	70.00	0.00	100.00
$1,300,001 - $1,400,000	3	4,042,475	1.62	1,347,492	731	71.76	0.00	34.32
$1,400,001 - $1,500,000	2	2,952,500	1.19	1,476,250	720	64.92	0.00	50.80
$1,500,000 and greater	3	6,014,400	2.42	2,004,800	728	62.22	33.25	100.00
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Current Mortgage Loan Principal Balances of the Mortgage Loans in Loan Group II

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$1 - $100,000	367	25,392,415	10.20	69,189	709	74.12	23.37	40.27
$100,000 - $200,000	354	49,505,279	19.89	139,845	707	74.22	22.33	55.73
$200,000 - $300,000	145	35,545,287	14.28	245,140	700	74.78	13.13	71.55
$300,000 - $359,650	45	14,949,708	6.01	332,216	719	71.54	16.09	71.90
$359,651 - $400,000	19	7,217,255	2.90	379,856	714	72.99	5.50	74.52
$400,001 - $500,000	74	33,756,910	13.57	456,174	723	70.69	15.30	58.29
$500,001 - $600,000	30	16,335,047	6.56	544,502	727	67.65	22.53	63.40
$600,001 - $700,000	32	20,692,361	8.32	646,636	717	72.32	6.30	59.06
$700,001 - $800,000	12	8,978,392	3.61	748,199	698	67.86	7.98	66.71
$800,001 - $900,000	10	8,563,760	3.44	856,376	715	71.58	0.00	79.94
$900,001 - $1,000,000	14	13,715,201	5.51	979,657	718	70.11	14.26	57.76
$1,100,001 - $1,200,000	1	1,190,000	0.48	1,190,000	735	70.00	0.00	100.00
$1,300,001 - $1,400,000	3	4,042,475	1.62	1,347,492	731	71.76	0.00	34.32
$1,400,001 - $1,500,000	2	2,952,500	1.19	1,476,250	720	64.92	0.00	50.80
$1,500,000 and greater	3	6,014,400	2.42	2,004,800	728	62.22	33.25	100.00
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Net Mortgage Rates of the Mortgage Loans in Loan Group II

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	15	5,386,211	2.16	359,081	760	66.46	18.65	36.15
5.500% - 5.999%	125	33,629,131	13.51	269,033	723	68.13	16.63	62.59
6.000% - 6.499%	249	59,265,301	23.82	238,013	715	71.35	23.51	63.78
6.500% - 6.999%	370	86,500,464	34.76	233,785	708	72.25	14.01	63.01
7.000% - 7.499%	241	43,637,928	17.54	181,070	705	74.19	13.06	58.86
7.500% - 7.999%	73	14,904,511	5.99	204,171	721	75.60	4.03	58.18
8.000% - 8.499%	35	4,836,514	1.94	138,186	706	77.50	6.85	58.39
8.500% - 8.999%	1	275,532	0.11	275,532	742	80.00	0.00	0.00
9.000% - 9.499%	2	415,399	0.17	207,700	690	79.99	0.00	0.00
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Mortgage Rates of the Mortgage Loans in Loan Group II

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	1	140,800	0.06	140,800	688	80.00	100.00	100.00
5.500% - 5.999%	39	11,115,968	4.47	285,025	745	67.81	17.22	54.65
6.000% - 6.499%	151	38,985,718	15.67	258,184	722	68.45	14.10	62.85
6.500% - 6.999%	346	85,793,668	34.48	247,959	712	71.67	22.20	66.53
7.000% - 7.499%	275	56,348,996	22.64	204,905	707	72.85	13.35	56.22
7.500% - 7.999%	227	44,752,063	17.98	197,146	707	74.39	10.08	61.65
8.000% - 8.499%	54	9,671,846	3.89	179,108	723	76.90	6.09	55.95
8.500% - 8.999%	16	1,626,533	0.65	101,658	721	78.92	3.32	0.00
9.500% - 9.999%	2	415,399	0.17	207,700	690	79.99	0.00	0.00
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only
15.01% - 20.00%	2	129,900	0.05	64,950	735	0.00	46.11
20.01% - 25.00%	4	1,362,437	0.55	340,609	753	0.00	56.15
30.01% - 35.00%	1	461,000	0.19	461,000	764	0.00	100.00
35.01% - 40.00%	4	300,806	0.12	75,201	701	0.00	50.53
40.01% - 45.00%	5	1,032,163	0.41	206,433	690	70.91	16.08
45.01% - 50.00%	11	3,486,869	1.40	316,988	726	10.03	61.36
50.01% - 55.00%	10	3,205,163	1.29	320,516	720	0.00	82.81
55.01% - 60.00%	17	9,218,651	3.70	542,274	735	22.24	67.89
60.01% - 65.00%	47	16,551,565	6.65	352,161	718	20.51	64.46
65.01% - 70.00%	414	97,183,463	39.05	234,743	714	10.95	67.68
70.01% - 75.00%	123	30,591,300	12.29	248,710	707	12.46	69.40
75.01% - 80.00%	422	79,491,778	31.94	188,369	711	21.67	50.16
80.01% - 85.00%	31	2,977,963	1.20	96,063	714	0.00	31.82
85.01% - 90.00%	17	2,303,013	0.93	135,471	707	41.09	45.23
90.01% - 95.00%	3	554,921	0.22	184,974	750	23.26	51.85
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	15.78	61.27

Geographic Distribution of Mortgaged Properties of the Mortgage Loans in Loan Group II

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	94	40,429,972	16.25	430,106	720	68.93	9.42	71.41
Florida	133	36,441,588	14.64	273,997	710	71.03	14.71	72.67
New York	48	18,618,787	7.48	387,891	719	71.27	14.59	61.51
Texas	103	13,889,334	5.58	134,848	703	76.14	15.81	14.16
Illinois	59	12,521,790	5.03	212,234	697	72.51	11.61	73.49
North Carolina	51	10,129,956	4.07	198,627	698	72.65	15.76	51.05
Virginia	34	9,680,518	3.89	284,721	730	71.41	3.33	67.71
Maryland	36	8,927,493	3.59	247,986	699	72.44	23.15	81.71
Massachusetts	24	7,193,349	2.89	299,723	712	68.78	20.82	51.40
Georgia	36	5,835,198	2.34	162,089	722	76.33	20.86	55.00
South Carolina	27	5,491,604	2.21	203,393	756	65.53	37.33	84.70
Louisiana	44	5,162,274	2.07	117,324	722	76.67	44.36	38.95
Oregon	18	5,157,547	2.07	286,530	710	73.46	6.83	71.64
Pennsylvania	37	5,018,584	2.02	135,637	711	74.37	18.02	27.23
Aarizona	20	5,000,406	2.01	250,020	731	71.61	16.21	44.06
Other (1)	347	59,352,592	23.85	171,045	711	73.70	17.92	58.38
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Subordinate Financing of the Mortgage Loans in Loan Group II

Range of Junior Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
NO	409	95,986,699	38.57	234,686	717	69.72	15.67	56.99
YES	702	152,864,292	61.43	217,755	711	73.46	15.85	63.96
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Mortgage Loan Purpose of the Mortgage Loans in Loan Group II

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	338	90,697,044	36.45	268,334	709	69.58	17.50	60.48
Purchase	615	126,286,971	50.75	205,345	718	74.26	14.24	62.09
Rate/Term Refinance	158	31,866,976	12.81	201,690	708	70.09	17.02	60.32
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Mortgage Loan Documentation Type of the Mortgage Loans in Loan Group II

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	218	39,277,433	15.78	180,172	714	73.20	100.00	65.11
No Documentation	145	37,304,634	14.99	257,273	721	65.99	0.00	55.44
No Income/No Asset	1	489,000	0.20	489,000	664	54.64	0.00	100.00
No Ratio	194	44,164,630	17.75	227,653	715	72.32	0.00	70.54
No Ratio/No VOE	2	226,282	0.09	113,141	704	79.90	0.00	0.00
Stated Income	488	111,108,108	44.65	227,681	711	73.57	0.00	57.26
Stated/Stated	63	16,280,904	6.54	258,427	706	71.98	0.00	67.30
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Occupancy Types of the Mortgage Loans in Loan Group II

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	502	69,525,759	27.94	138,498	715	72.16	18.49	59.58
Primary Residence	554	158,647,444	63.75	286,367	709	72.64	13.28	61.46
Second/Vacation	55	20,677,789	8.31	375,960	743	66.78	25.86	65.53
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Mortgaged Property Types of the Mortgage Loans in Loan Group II

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	176	37,287,647	14.98	211,862	710	72.36	17.95	63.70
Condominium	109	18,889,726	7.59	173,300	723	70.93	27.72	77.51
Hi-Rise Condo	3	2,131,070	0.86	710,357	701	67.53	0.00	88.42
Planned Unit Development	164	46,717,675	18.77	284,864	716	72.47	17.56	65.63
Single-family	654	143,511,511	57.67	219,437	712	71.98	13.34	56.82
Townhouse	5	313,361	0.13	62,672	719	76.80	0.00	0.00
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Prepayment Penalty Terms of the Mortgage Loans in Loan Group II

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	681	163,717,417	65.79	240,407	714	71.81	16.51	54.70
6 Months	2	490,316	0.20	245,158	670	80.00	0.00	75.87
12 Months	14	3,913,913	1.57	279,565	728	71.97	17.94	73.70
24 Months	82	15,671,576	6.30	191,117	717	72.43	15.10	72.99
36 Months	238	47,684,329	19.16	200,354	710	72.26	12.09	68.19
60 Months	94	17,373,441	6.98	184,824	708	72.78	19.63	90.43
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Interest Only Terms of the Mortgage Loans in Loan Group II

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Not Interest Only	518	96,372,369	38.73	186,047	714	73.10	14.22	0.00
60 Months	15	3,186,982	1.28	212,465	705	71.93	17.73	100.00
120 Months	578	149,291,640	59.99	258,290	713	71.32	16.75	100.00
Total / Weighted Average	1,111	248,850,991	100.00	223,988	713	72.02	15.78	61.27

Contact Information Contacts

MBS Trading

Scott Eichel Sr. Managing Director	Tel: (212) 272-5451 seichel@bear.com

Doug Lucas Sr. Managing Director	Tel: (212) 272-5451 dlucas@bear.com

MBS Structuring

Perry Rahbar Vice-President	Tel: (212) 272-5451 prahbar@bear.com

MBS Banking

Ernie Calabrese Managing Director	Tel: (212) 272-9529 ecalabrese@bear.com

Nicholas Smith Vice-President	Tel: (212) 272-1241 nesmith@bear.com

Robert Durden Analyst	Tel: (212) 272-5714 rdurden@bear.com

Syndicate

Carol Fuller Managing Director	Tel: (212) 272-4955 cfuller@bear.com

Angela Ward Vice-President	Tel: (212) 272-4955 award@bear.com

Rating Agencies

Marilyn Perez – Fitch	Tel: (212) 908-0387

Todd Swanson – Moody’s	Tel: (415) 274-1714 todd.swanson@moodys.com

Collateral Grouped by Loan Type

Collateral Grouped by Loan Type                Count    Balance      Percent      GWAC    WA Strip    NWAC     Stated WAM    Calc WAM     WA Age     Min GWAC   Max GWAC     Avg Bal    WA LTV       WA       WA FICO   WA DTI   WA REM
                                                                                                                                                                                                  COMBINED                       IO TERM
                                                                                                                                                                                                     LTV
30Y IO                                           829 226,045,866.32        100      7.226     0.25      6.976          360          360           0      5.625        9.75     272,673     73.89       85.08       694     37.6       119
TOTAL                                            829 226,045,866.32        100      7.226     0.25      6.976          360          360           0      5.625        9.75     272,673     73.89       85.08       694     37.6       119

Collateral Grouped by Original Term

Collateral Grouped by Original Term            Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA       WA FICO   WA DTI
                                                                                                                                                                                                  COMBINED
                                                                                                                                                                                                     LTV
 181 -  360                                      829    226,045,866        100      7.226    6.976        360            0        5.625        9.75    272,673         352         360     73.89       85.08       694     37.6
TOTAL                                            829    226,045,866        100      7.226    6.976        360            0        5.625        9.75    272,673         352         360     73.89       85.08       694     37.6

Collateral Grouped by Original Balance

Collateral Grouped by Original Balance                    Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
-75,000                                                       55         3,419,603         1.51        7.608       7.358          360               0           6.25          9.375        62,175          76.15         95.43         712          35.83
   75,001 -   417,000                                        618       117,277,704        51.88       7.3748      7.1248          360               0          5.625           9.75       189,770          76.97         91.57         687          37.06
  417,001 -   650,000                                        108        54,783,528        24.24       7.0638      6.8138          359               1          5.625            8.5       507,255           73.9         82.09         701          37.08
  650,001 - 1,000,000                                         34        27,684,060        12.25       7.1173      6.8673          360               0           6.25              8       814,237          71.81         80.53         695          37.91
1,000,001 +                                                   14        22,880,972        10.12       6.9259      6.6759          359               1          6.125              8     1,634,355          60.23         62.91         705          41.18
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Current Balance

Collateral Grouped by Current Balance                     Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
-75,000                                                       55         3,419,603         1.51        7.608       7.358          360               0           6.25          9.375        62,175          76.15         95.43         712          35.83
   75,001 -   333,700                                        570        99,423,344        43.98       7.3803      7.1303          360               0          5.625           9.75       174,427          76.79         91.24         689          36.45
  333,701 -   400,000                                         40        14,597,940         6.46       7.3197      7.0697          360               0           6.25          9.125       364,949          77.97         93.91         681          40.94
  400,001 -   650,000                                        116        58,039,948        25.68       7.0858      6.8358          359               1          5.625          8.625       500,344          74.13          82.6         699          37.29
  650,001 - 1,000,000                                         34        27,684,060        12.25       7.1173      6.8673          360               0           6.25              8       814,237          71.81         80.53         695          37.91
1,000,001 +                                                   14        22,880,972        10.12       6.9259      6.6759          359               1          6.125              8     1,634,355          60.23         62.91         705          41.18
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Current Gross Coupon

Collateral Grouped by Current Gross Coupon                Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
30_Yr                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6
         5.500 -    5.749                                      2           609,400         0.27        5.625       5.375          356               4          5.625          5.625       304,700          65.16         65.16         760          36.73
         5.750 -    5.999                                      3           725,714         0.32       5.8519      5.6019          356               4           5.75          5.875       241,905           77.9         84.74         742          44.82
         6.000 -    6.249                                      8         2,859,393         1.26       6.0996      5.8496          355               5              6          6.125       357,424          69.06         74.19         742          41.29
         6.250 -    6.499                                     48        17,362,287         7.68       6.3073      6.0573          359               1           6.25          6.375       361,714          69.86         76.61         697          36.15
         6.500 -    6.749                                     68        26,861,390        11.88       6.5584      6.3084          359               1            6.5          6.625       395,020          68.72         75.61         711          37.43
         6.750 -    6.999                                    107        33,954,418        15.02       6.8189      6.5689          360               0           6.75          6.875       317,331          70.07         78.68         686          38.94
         7.000 -    7.249                                     82        19,748,911         8.74        7.057       6.807          360               0              7          7.125       240,840          76.83         89.09         690          35.95
         7.250 -    7.499                                    140        37,541,011        16.61       7.3053      7.0553          360               0           7.25          7.375       268,150          76.31         88.99         696          36.76
         7.500 -    7.749                                    148        38,288,809        16.94       7.5491      7.2991          360               0            7.5          7.625       258,708          74.67         86.85         691          38.94
         7.750 -    7.999                                    113        24,229,804        10.72       7.7964      7.5464          360               0           7.75          7.875       214,423          77.58         93.85         690          37.31
         8.000 -    8.249                                     38        10,207,375         4.52       8.0229      7.7729          360               0              8          8.125       268,615          76.73          88.7         684          38.53
         8.250 -    8.499                                     30         5,823,104         2.58       8.2979      8.0479          360               0           8.25          8.375       194,103          79.15         94.45         688          35.22
         8.500 -    8.749                                     23         3,590,125         1.59       8.5488      8.2988          360               0            8.5          8.625       156,092          77.83         96.08         678          37.04
         8.750 -    8.999                                      8         1,946,984         0.86       8.8211      8.5711          360               0           8.75          8.875       243,373          74.82         87.54         674           34.7
         9.000 -    9.249                                      3           713,422         0.32       9.0988      8.8488          359               1              9          9.125       237,807          76.95         92.18         666          23.83
         9.250 -    9.499                                      4           770,920         0.34       9.2615      9.0115          360               0           9.25          9.375       192,730          78.04         90.28         679          42.98
         9.500 -    9.749                                      2           472,000         0.21          9.5        9.25          360               0            9.5            9.5       236,000             80           100         667          33.89
         9.750 -    9.999                                      2           340,800         0.15         9.75         9.5          360               0           9.75           9.75       170,400             80         96.41         792          11.63
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Current Net Coupon

Collateral Grouped by Current Net Coupon                  Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal       Min WAM        Max WAM      WA LTV          WA         WA FICO     WA DTI
                                                                                                                                                                                                                                              COMBINED
                                                                                                                                                                                                                                                LTV
   5.250 -    5.499                                            2           609,400         0.27        5.625       5.375          356               4          5.625          5.625       304,700            355           358       65.16          65.16         760      36.73
   5.500 -    5.749                                            3           725,714         0.32       5.8519      5.6019          356               4           5.75          5.875       241,905            354           359        77.9          84.74         742      44.82
   5.750 -    5.999                                            8         2,859,393         1.26       6.0996      5.8496          355               5              6          6.125       357,424            353           360       69.06          74.19         742      41.29
   6.000 -    6.249                                           48        17,362,287         7.68       6.3073      6.0573          359               1           6.25          6.375       361,714            352           360       69.86          76.61         697      36.15
   6.250 -    6.499                                           68        26,861,390        11.88       6.5584      6.3084          359               1            6.5          6.625       395,020            353           360       68.72          75.61         711      37.43
   6.500 -    6.749                                          107        33,954,418        15.02       6.8189      6.5689          360               0           6.75          6.875       317,331            354           360       70.07          78.68         686      38.94
   6.750 -    6.999                                           82        19,748,911         8.74        7.057       6.807          360               0              7          7.125       240,840            357           360       76.83          89.09         690      35.95
   7.000 -    7.249                                          140        37,541,011        16.61       7.3053      7.0553          360               0           7.25          7.375       268,150            357           360       76.31          88.99         696      36.76
   7.250 -    7.499                                          148        38,288,809        16.94       7.5491      7.2991          360               0            7.5          7.625       258,708            354           360       74.67          86.85         691      38.94
   7.500 -    7.749                                          113        24,229,804        10.72       7.7964      7.5464          360               0           7.75          7.875       214,423            358           360       77.58          93.85         690      37.31
   7.750 -    7.999                                           38        10,207,375         4.52       8.0229      7.7729          360               0              8          8.125       268,615            358           360       76.73           88.7         684      38.53
   8.000 -    8.249                                           30         5,823,104         2.58       8.2979      8.0479          360               0           8.25          8.375       194,103            356           360       79.15          94.45         688      35.22
   8.250 -    8.499                                           23         3,590,125         1.59       8.5488      8.2988          360               0            8.5          8.625       156,092            357           360       77.83          96.08         678      37.04
   8.500 -    8.749                                            8         1,946,984         0.86       8.8211      8.5711          360               0           8.75          8.875       243,373            359           360       74.82          87.54         674       34.7
   8.750 -    8.999                                            3           713,422         0.32       9.0988      8.8488          359               1              9          9.125       237,807            358           360       76.95          92.18         666      23.83
   9.000 -    9.249                                            4           770,920         0.34       9.2615      9.0115          360               0           9.25          9.375       192,730            360           360       78.04          90.28         679      42.98
   9.250 -    9.499                                            2           472,000         0.21          9.5        9.25          360               0            9.5            9.5       236,000            360           360          80            100         667      33.89
   9.500 -    9.749                                            2           340,800         0.15         9.75         9.5          360               0           9.75           9.75       170,400            359           360          80          96.41         792      11.63
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673            352           360       73.89          85.08         694       37.6

Collateral Grouped by Remaining Term

Collateral Grouped by Remaining Term                      Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal       Min WAM        Max WAM      WA LTV          WA         WA FICO     WA DTI
                                                                                                                                                                                                                                              COMBINED
                                                                                                                                                                                                                                                LTV
 181 -  360                                                  829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673            352           360       73.89          85.08         694       37.6
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673            352           360       73.89          85.08         694       37.6

Collateral Grouped by Loan-to-Value

Collateral Grouped by Loan-to-Value                       Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal       Min WAM        Max WAM      WA LTV          WA         WA FICO     WA DTI
                                                                                                                                                                                                                                              COMBINED
                                                                                                                                                                                                                                                LTV
   0.00 -   30.00                                              6         2,341,770         1.04       6.7843      6.5343          360               0            6.5          7.875       390,295            359           360       20.93          22.82         716      27.18
  30.01 -   40.00                                              8         2,882,295         1.28        6.579       6.329          359               1           6.25          7.875       360,287            358           360       35.26          35.26         658      43.89
  40.01 -   50.00                                              8         2,585,808         1.14        6.807       6.557          359               1            6.5          7.125       323,226            359           360       45.57          45.57         638      35.99
  50.01 -   60.00                                             25        18,149,884         8.03       6.9317      6.6817          360               0          5.625           7.75       725,995            355           360        57.6          61.44         697      41.67
  60.01 -   70.00                                            112        39,364,551        17.41       7.0728      6.8228          359               1              6           8.75       351,469            353           360       66.57          74.87         695      35.08
  70.01 -   79.99                                            143        38,108,860        16.86       7.1951      6.9451          360               0          5.875           9.25       266,496            353           360       76.75          86.09         702      38.29
  80.00 -   80.00                                            514       119,532,861        52.88        7.368       7.118          360               0          5.625           9.75       232,554            352           360          80          94.82         692       37.3
  80.01 -   90.00                                              9         2,209,526         0.98       7.2974      7.0474          359               1           6.25              8       245,503            354           360       89.36          90.03         684      36.15
  90.01 -   95.00                                              4           870,312         0.39       6.5403      6.2903          358               2          6.375          6.875       217,578            354           360       94.99          94.99         655      40.83
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673            352           360       73.89          85.08         694       37.6

Collateral Grouped by Combined Loan-to-Value

Collateral Grouped by Combined Loan-to-Value              Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal       Min WAM        Max WAM      WA LTV          WA         WA FICO     WA DTI
                                                                                                                                                                                                                                              COMBINED
                                                                                                                                                                                                                                                LTV
   0.00 -   30.00                                              5         2,278,500         1.01       6.7575      6.5075          360               0            6.5          7.875       455,700            359           360       20.68          20.68         717      26.37
  30.01 -   40.00                                              8         2,882,295         1.28        6.579       6.329          359               1           6.25          7.875       360,287            358           360       35.26          35.26         658      43.89
  40.01 -   50.00                                              8         2,585,808         1.14        6.807       6.557          359               1            6.5          7.125       323,226            359           360       45.57          45.57         638      35.99
  50.01 -   60.00                                             20        13,674,884         6.05       6.9176      6.6676          360               0          5.625            7.5       683,744            355           360        57.5           57.5         691      41.51
  60.01 -   70.00                                             53        26,176,353        11.58       6.8253      6.5753          359               1              6              8       493,893            353           360       64.82          65.82         692      39.91
  70.01 -   79.99                                             58        20,189,240         8.93       7.1898      6.9398          360               0          6.375           9.25       348,090            353           360       75.26          76.46         695      37.39
  80.00 -   80.00                                             79        27,272,196        12.06       7.2655      7.0155          359               1          5.625          9.125       345,218            354           360       76.72             80         684      34.56
  80.01 -   90.00                                             74        20,763,123         9.19        7.287       7.037          359               1          5.875              9       280,583            354           360       78.59          88.24         691      38.38
  90.01 -   95.00                                             88        22,031,138         9.75       7.2595      7.0095          359               1              6           9.75       250,354            352           360       78.44          94.65         698      36.96
  95.01 -  100.00                                            436        88,192,329        39.02       7.4117      7.1617          360               0           5.75           9.75       202,276            354           360       79.15          99.93         699      37.62
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673            352           360       73.89          85.08         694       37.6

Collateral Grouped by Documentation Type

Collateral Grouped by Documentation Type                  Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
Full/Alternative                                             135        29,104,341        12.88       6.8493      6.5993          359               1          5.625            9.5       215,588          75.67         88.79         705          37.06
       0.00 - 10.00                                            4           761,959         0.34       7.5563      7.3063          360               0           7.25           7.75       190,490             80         98.82         707           8.27
      10.01 - 20.00                                            6         2,270,700            1       6.7482      6.4982          358               2            6.5            9.5       378,450          72.12         84.24         750          11.82
      20.01 - 25.00                                            5           678,401          0.3       7.1042      6.8542          358               2          6.875          7.625       135,680             80         92.66         695           23.2
      25.01 - 30.00                                           10         3,398,596          1.5       6.5861      6.3361          359               1           6.25              7       339,860          66.89         74.56         750          27.97
      30.01 - 35.00                                           15         2,934,757          1.3       6.8502      6.6002          359               1          5.625           7.75       195,650          76.59         93.56         725          32.83
      35.01 - 40.00                                           30         5,016,333         2.22       7.0262      6.7762          360               0           6.25          7.875       167,211          76.76         88.01         675           37.6
      40.01 - 45.00                                           29         5,125,080         2.27       7.0676      6.8176          359               1          5.625           7.75       176,727          78.92         94.52         675          42.49
      45.01 - 50.00                                           25         6,466,971         2.86        6.721       6.471          359               1              6           7.75       258,679          75.17         86.58         698          46.66
      50.01 - 55.00                                           11         2,451,545         1.08       6.5365      6.2865          360               0          6.125           6.75       222,868          79.82         98.25         722          53.09
Limited                                                        1           464,000         0.21         6.75         6.5          360               0           6.75            6.5       464,000          76.69         76.69         660          40.12
      40.01 - 45.00                                            1           464,000         0.21         6.75         6.5          360               0           6.75            6.5       464,000          76.69         76.69         660          40.12
No Documentation                                             118        37,211,119        16.46       7.2255      6.9755          360               0           6.25            9.5       315,348          67.46         74.96         689              0
       0.00 - 10.00                                          118        37,211,119        16.46       7.2255      6.9755          360               0           6.25            9.5       315,348          67.46         74.96         689              0
No Income/No Asset                                             3           630,105         0.28       7.5299      7.2799          360               0           7.25            7.5       210,035          70.74            80         718              0
       0.00 - 10.00                                            3           630,105         0.28       7.5299      7.2799          360               0           7.25            7.5       210,035          70.74            80         718              0
No Ratio                                                     150        44,978,660         19.9       7.2748      7.0248          360               0           5.75          9.125       299,858          73.67         85.69         692              0
       0.00 - 10.00                                          150        44,978,660         19.9       7.2748      7.0248          360               0           5.75          9.125       299,858          73.67         85.69         692              0
No Ratio/No VOE                                                7         1,550,196         0.69        7.579       7.329          359               1            6.5          8.125       221,457          77.65         90.23         680           42.4
       0.00 - 10.00                                            6         1,330,196         0.59       7.7574      7.5074          359               1           6.75          8.125       221,699          77.26         88.61         681              0
      40.01 - 45.00                                            1           220,000          0.1          6.5        6.25          360               0            6.5           6.25       220,000             80           100         676           42.4
Stated Income                                                384       104,043,639        46.03       7.2899      7.0399          360               0          5.875           9.25       270,947          75.98         87.71         695           37.8
       0.00 - 10.00                                            8         1,211,295         0.54       7.7416      7.4916          360               0            7.5           8.25       151,412           79.5         94.54         733           4.84
      10.01 - 20.00                                           22         5,037,104         2.23       7.1128      6.8628          360               0           6.25          8.375       228,959          74.69         82.92         700          16.68
      20.01 - 25.00                                           21         3,452,110         1.53       7.4454      7.1954          360               0           6.25          8.875       164,386          77.51         92.81         712          22.94
      25.01 - 30.00                                           36         8,930,404         3.95       7.2122      6.9622          359               1           6.25            8.5       248,067          75.52         87.76         701          27.31
      30.01 - 35.00                                           54        15,404,783         6.81       7.2931      7.0431          360               0              6           9.25       285,274          76.01          88.8         689          32.56
      35.01 - 40.00                                           91        22,973,777        10.16       7.2886      7.0386          360               0           6.25           9.25       252,459          77.55         91.21         687          37.53
      40.01 - 45.00                                           85        22,316,756         9.87       7.2607      7.0107          360               0          5.875              9       262,550          78.52         90.22         695          42.38
      45.01 - 50.00                                           52        15,832,444            7       7.4108      7.1608          360               0          5.875              9       304,470          75.11         86.73         687          46.93
      50.01 - 55.00                                           15         8,884,965         3.93       7.2019      6.9519          360               0            6.5          7.625       592,331          67.12         71.96         721          52.65
Stated/Stated                                                 31         8,063,807         3.57        7.428       7.178          359               1           6.25          8.375       260,123          70.73         80.89         673          36.57
      25.01 - 30.00                                            2           296,000         0.13       6.4865      6.2365          355               5           6.25            6.5       148,000             80         89.46         710          27.73
      30.01 - 35.00                                            7         2,619,773         1.16       7.3924      7.1424          360               0            6.5          8.125       374,253          65.75          69.8         641          31.29
      35.01 - 40.00                                           11         3,639,350         1.61        7.507       7.257          359               1            6.5           7.75       330,850           71.4         83.18         685          38.03
      40.01 - 45.00                                            8         1,131,084          0.5       7.5321      7.2821          359               1          6.625          8.375       141,386           75.4          92.6         699          42.78
      45.01 - 50.00                                            3           377,600         0.17       7.3404      7.0904          358               2           7.25          7.625       125,867          77.57         94.02         657           47.4
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625            9.5       272,673          73.89         85.08         694           37.6

Collateral Grouped by Loan Purpose

Collateral Grouped by Loan Purpose                        Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
Cash Out Refinance                                           186        72,577,345        32.11       7.0588      6.8088          360               0          5.625           9.25    390,200.78          67.39            72         681          36.28
Purchase                                                     599       136,827,667        60.53       7.3261      7.0761          360               0          5.625           9.75    228,426.82          77.77            93         699          37.22
Rate/Term Refinance                                           44        16,640,855         7.36       7.1324      6.8824          359               1          6.125              8    378,201.25           70.3            75         706          44.17
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75    272,672.94          73.89            85         694           37.6

Collateral Grouped by Property Type

Collateral Grouped by Property Type                       Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
2-4 Family                                                    92        21,418,806         9.48        7.401       7.151          360               0           6.25           9.75       232,813          72.92         85.42         709          34.64
CO-OP                                                          1           297,000         0.13         6.25           6          358               2           6.25           6.25       297,000             90            90         730          27.85
Condominium                                                   53         9,907,972         4.38       7.3042      7.0542          359               1           6.25           9.25       186,943          74.98         84.89         687          37.96
Hi-Rise Condo                                                  7         1,167,600         0.52       7.3263      7.0763          360               0           6.75              8       166,800          69.63         82.01         665          41.39
PUD                                                          225        60,117,069         26.6       7.2443      6.9943          360               0              6              9       267,187          76.68         88.92         692          36.98
Single Family                                                440       131,047,579        57.97       7.1896      6.9396          359               1          5.625           9.75       297,835          72.77         83.46         693          38.26
Townhouse                                                     11         2,089,840         0.92       6.9028      6.6528          360               0          5.625          8.625       189,985          68.76          74.4         690          41.44
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Occupancy Type

Collateral Grouped by Occupancy Type                      Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
Investor                                                     342        55,842,397         24.7       7.5283      7.2783          360               0          5.625           9.75       163,282          75.53         89.66         713          34.78
Owner Occupied                                               454       161,499,887        71.45       7.1114      6.8614          360               0          5.625          9.125       355,727          73.25         83.37         687          38.77
Second Home                                                   33         8,703,582         3.85       7.4133      7.1633          360               0          6.625           8.25       263,745          75.19         87.47         700          36.75
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Mortgage Ins. Company

Collateral Grouped by Mortgage Ins. Company               Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
GE Capital MI                                                  1           427,410         0.19         7.25           7          360               0           7.25           7.25       427,410             90            90         729              0
Mortgage Guaranty In                                           4         1,184,732         0.52       7.2214      6.9714          358               2          6.375              8       296,183          90.74         90.74         661          41.79
No MI                                                        818       223,370,036        98.82       7.2285      6.9785          360               0          5.625           9.75       273,069          73.69            85         694          37.59
PMI                                                            3           640,697         0.28       6.7106      6.4606          359               1            6.5          7.875       213,566          92.69         94.99         655           39.7
Radian Guaranty                                                1            69,000         0.03         7.75         7.5          358               2           7.75           7.75        69,000          84.15         84.15         716          28.92
Republic MIC                                                   1            56,991         0.03         7.75         7.5          360               0           7.75           7.75        56,991          89.57         89.57         705              0
United Guaranty                                                1           297,000         0.13         6.25           6          358               2           6.25           6.25       297,000             90            90         730          27.85
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by State

Collateral Grouped by State                               Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
AL                                                             3           575,120         0.25       7.6419      7.3919          359               1          5.875           9.25       191,707          65.29         72.18         637          44.36
AZ                                                            88        26,568,266        11.75       7.3294      7.0794          360               0          5.625          8.875       301,912          74.79         85.26         696          38.12
CA                                                            98        44,002,547        19.47       6.9742      6.7242          359               1          5.625           9.25       449,006          69.81         78.51         701          34.11
CO                                                            24         4,749,743          2.1        7.045       6.795          359               1          6.125           8.25       197,906          77.26         93.77         688          38.27
CT                                                             3           892,800         0.39       6.9187      6.6687          360               0           6.75           7.25       297,600             80         98.82         718           43.8
DC                                                             6         1,966,350         0.87        7.503       7.253          358               2           6.25          8.625       327,725          72.69         80.06         680          41.67
DE                                                             2           392,000         0.17       7.2092      6.9592          360               0           6.75           7.75       196,000             80         88.11         674          38.17
FL                                                            66        17,886,316         7.91        7.344       7.094          359               1              6              9       271,005          76.65          87.2         696          38.14
GA                                                            75        11,104,376         4.91       7.3478      7.0978          359               1          6.125            9.5       148,058          78.47         95.28         682          38.38
HI                                                             3         3,167,828          1.4       6.4495      6.1995          356               4          6.125              7     1,055,943          66.96         66.96         728          53.15
IA                                                             3           391,520         0.17       7.6279      7.3779          360               0          7.375            8.5       130,507             80         96.46         664          39.27
ID                                                             7         1,367,375          0.6       7.0712      6.8212          360               0            6.5           7.75       195,339          72.65         85.77         725          33.93
IL                                                            16         3,213,289         1.42       7.5673      7.3173          360               0          6.875          9.125       200,831          77.62         96.35         678          32.22
IN                                                             1            52,840         0.02         7.75         7.5          360               0           7.75           7.75        52,840             80           100         765              0
KS                                                             1           116,000         0.05          7.5        7.25          358               2            7.5            7.5       116,000             80           100         762          40.17
KY                                                             8         1,670,795         0.74       7.1914      6.9414          360               0            6.5           7.75       208,849          80.73         96.95         678          37.94
LA                                                             2           174,510         0.08       8.0442      7.7942          358               2           7.25          8.625        87,255          73.66            95         725          35.03
MA                                                            16         5,913,613         2.62       7.3268      7.0768          359               1            6.5          7.875       369,601           73.9         87.62         669          39.73
MD                                                            71        30,000,203        13.27       7.2483      6.9983          360               0              6          8.625       422,538          72.76         80.23         691          41.76
ME                                                             2           390,400         0.17        8.791       8.541          360               0            7.5            9.5       195,200             80           100         652          37.84
MI                                                             6         1,362,077          0.6       7.4483      7.1983          360               0              7           7.75       227,013          79.05         98.42         698          35.87
MN                                                             6         1,374,875         0.61       6.9846      6.7346          359               1          6.375           8.25       229,146           76.9         99.21         699          32.96
MO                                                             5           618,171         0.27        7.658       7.408          360               0          7.125          8.375       123,634          75.41         83.08         727          26.48
MS                                                             5           815,440         0.36       7.1538      6.9038          358               2           6.25            7.5       163,088          79.96         99.85         684          37.24
MT                                                             3           433,750         0.19       7.1937      6.9437          360               0              7           7.75       144,583          68.87         85.16         659          44.73
NC                                                            24         2,845,883         1.26       7.3795      7.1295          359               1          6.375           9.25       118,578          73.41         91.56         690          39.79
NH                                                             2           347,900         0.15       7.6064      7.3564          359               1            7.5           7.75       173,950          79.99         99.99         696          34.23
NJ                                                            34         8,656,795         3.83       7.5112      7.2612          360               0          6.625           8.75       254,612          71.58         83.17         691          42.47
NM                                                            13         1,825,639         0.81       7.1978      6.9478          360               0           6.75            8.5       140,434          77.14         87.77         689          37.57
NV                                                            12         3,319,204         1.47       7.0297      6.7797          360               0           6.25          9.125       276,600          78.85         93.25         686          37.49
NY                                                            13         6,556,910          2.9       7.1657      6.9157          360               0           6.25          8.375       504,378          69.44         78.84         685          40.91
OH                                                            14         1,819,190          0.8       7.9852      7.7352          360               0          6.875           9.75       129,942          76.96         95.27         683          27.12
OK                                                             2           164,250         0.07       7.0113      6.7613          360               0           6.75           7.25        82,125          77.38         99.99         738          31.91
OR                                                             6         1,358,850          0.6       6.7508      6.5008          360               0          6.375           7.75       226,475          69.93         77.59         707          26.71
PA                                                            17         3,784,945         1.67       7.4087      7.1587          360               0            6.5          8.875       222,644          74.71         86.37         668          21.74
SC                                                             9         1,275,081         0.56       6.9964      6.7464          359               1           5.75          8.125       141,676           76.2         91.77         707          37.95
TN                                                             8         1,822,004         0.81       7.0255      6.7755          359               1          6.125          8.375       227,751          80.43         88.96         704           37.7
TX                                                            69         9,916,517         4.39       7.4472      7.1972          360               0          6.125           8.75       143,718          78.76         96.18         706          34.59
UT                                                            12         2,539,600         1.12       7.2779      7.0279          360               0            6.5              8       211,633          77.52         95.04         720          40.63
VA                                                            52        14,712,180         6.51       7.2045      6.9545          360               0          5.875           8.25       282,927           75.6         86.24         681          38.46
WA                                                            15         5,171,240         2.29       7.0593      6.8093          360               0            6.5           9.75       344,749          69.85         79.71         709          35.22
WI                                                             7           729,475         0.32       8.1057      7.8557          360               0          7.625          8.625       104,211          70.34         97.45         723          33.72
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by FICO Score

Collateral Grouped by FICO Score                          Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
   0 -    0                                                    6         1,045,846         0.46       7.6206      7.3706          360               0          5.875          8.875       174,308          77.06         82.26           0          43.37
 550 -  599                                                    7         1,629,000         0.72       7.2769      7.0269          360               0          6.625           7.75       232,714          67.05         67.05         584          36.56
 600 -  624                                                   34        10,247,217         4.53       7.4546      7.2046          360               0          6.375          8.875       301,389          69.57         76.83         618          33.79
 625 -  649                                                  111        28,006,214        12.39       7.3553      7.1053          360               0          6.125            9.5       252,308           74.6         83.18         639          39.45
 650 -  674                                                  176        48,447,618        21.43       7.2292      6.9792          360               0          6.125          9.125       275,271          72.73         82.89         662          38.24
 675 -  699                                                  156        45,156,657        19.98       7.2277      6.9777          360               0          6.125            9.5       289,466          75.91         87.98         687          38.52
 700 -  724                                                  102        26,621,757        11.78       7.1776      6.9276          359               1           6.25           9.25       260,998          76.05         89.18         712          38.18
 725 -  749                                                  115        28,905,081        12.79         7.17        6.92          359               1          5.625          8.875       251,349          75.43         90.75         736          34.35
 750 -  774                                                   70        23,913,593        10.58       7.1201      6.8701          359               1          5.625           8.75       341,623          68.88         78.74         758           38.5
 775 -  799                                                   47        11,274,965         4.99       7.1315      6.8815          360               0           5.75           9.75       239,893          74.98         87.08         783           36.1
 800 +                                                         5           797,919         0.35       6.9948      6.7448          359               1          6.125           7.75       159,584           76.8          86.4         806          24.04
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by FICO Score2

Collateral Grouped by FICO Score2                         Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
-639                                                         106        27,624,154        12.22       7.4205      7.1705          360               0          5.875           9.25       260,605          72.61         80.81         624          37.09
 640 +                                                       723       198,421,712        87.78       7.1989      6.9489          359               1          5.625           9.75       274,442          74.07         85.67         703          37.67
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Prepayment Penalty

Collateral Grouped by Prepayment Penalty                  Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
No                                                           440       118,786,221        52.55       7.2154      6.9654          360               0          5.625           9.75       269,969           74.9         86.02         694          39.51
      NO PP                                                  440       118,786,221        52.55       7.2154      6.9654          360               0          5.625           9.75       269,969           74.9         86.02         694          39.51
Yes                                                          389       107,259,645        47.45       7.2378      6.9878          360               0          5.625           9.75       275,732          72.76         84.04         693          35.58
      1Y PP                                                   23         4,958,204         2.19        7.249       6.999          360               0            6.5           8.75       215,574          68.78         79.05         691          39.78
      3Y PP                                                  170        41,403,876        18.32       7.3758      7.1258          359               1              6           9.75       243,552          75.15         87.11         689          36.17
      4M PP                                                    1           575,500         0.25         7.25           7          359               1           7.25           7.25       575,500          79.99         79.99         724           38.7
      5Y PP                                                    1           215,003          0.1        6.875       6.625          358               2          6.875          6.875       215,003          79.63         79.63         640          46.65
      6M PP                                                  193        59,207,063        26.19       7.1357      6.8857          360               0          5.625            9.5       306,772           71.3          82.5         697          34.67
      7M PP                                                    1           900,000          0.4        7.625       7.375          360               0          7.625          7.625       900,000             75            75         665          30.26
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Lien Status

Collateral Grouped by Lien Status                         Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
First Lien                                                   829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by Loan-to-Value & Mtg Ins.

Collateral Grouped by Loan-to-Value & Mtg Ins.            Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         MAX LTV      WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
LTV GT 80 w MI                                                11         2,675,830         1.18       7.0207      6.7707          359               1           6.25              8       243,257          90.81         91.36          95            680          38
LTV GT 80 w/out MI                                             2           404,008         0.18       7.4988      7.2488          358               2          6.875          7.875       202,004          91.88         91.88          95            648       43.23
LTV LE 80                                                    816       222,966,028        98.64        7.228       6.978          360               0          5.625           9.75       273,243          73.65         84.99          80            694       37.58
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08          95            694        37.6

Collateral Grouped by Balloon Flag

Collateral Grouped by Balloon Flag                        Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
No                                                           829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625           9.75       272,673          73.89         85.08         694           37.6

Collateral Grouped by IO

Collateral Grouped by IO                                  Count        Total          Pct of      Wtd Avg      Wtd Avg     Wtd Avg        Wtd Avg        Wtd Avg          Wtd            Min           Max            Avg        Wtd Avg      Wtd Avg       Wtd Avg    Wtd Avg
                                                                      CURRENT        overall      CURRENT       TOTAL      CURRENT        STATED        REMAINING         Avg          CURRENT       CURRENT        CURRENT       LOAN         O LTV         FICO        BACK
                                                                      BALANCE        CURRENT       GROSS        STRIP        NET            REM            TERM           AGE           GROSS         GROSS         BALANCE        TO                        SCORE      RATIO
                                                                                     BALANCE       COUPON                   COUPON         TERM                                        COUPON         COUPON                      VALUE
Y                                                            829    226,045,866.32          100        7.226        0.25        6.976             360            360              0         5.625           9.75       272,673       73.89          85.08         694       37.6
120                                                          820    224,301,574.32        99.23       7.2254        0.25       6.9754             360            360              0         5.625           9.75       273,539       73.95          85.13         694      37.61
60                                                             9      1,744,292.00         0.77       7.2982        0.25       7.0482             359            359              1          6.75              9       193,810       66.14          77.99         682      34.33
TOTAL                                                        829    226,045,866.32          100        7.226        0.25        6.976             360            360              0         5.625           9.75       272,673       73.89          85.08         694       37.6

Collateral Grouped by Subordinate Fin. Flag

Collateral Grouped by Subordinate Fin. Flag               Count       Balance        Percent        GWAC        NWAC         WAM          WA Age         Min GWAC       Max GWAC       Avg Bal        WA LTV          WA         WA FICO       WA DTI
                                                                                                                                                                                                                   COMBINED
                                                                                                                                                                                                                      LTV
NO                                                           225        86,663,322        38.34       7.0246      6.7746          359               1          5.625              9       385,170           68.1          68.1         685          38.58
YES                                                          604       139,382,544        61.66       7.3513      7.1013          360               0           5.75            9.5       230,766          77.49         95.64         699          37.07
TOTAL                                                        829       226,045,866          100        7.226       6.976          360               0          5.625            9.5       272,673          73.89         85.08         694           37.6

Collateral Grouped by Servicer

Collateral Grouped by Servicer                            Count       Balance        Percent        GWAC      WA Strip       NWAC         Stated           Calc          WA Age          Min           Max          Avg Bal      WA LTV          WA         WA FICO     WA DTI
                                                                                                                                            WAM             WAM                         GWAC           GWAC                                   COMBINED
                                                                                                                                                                                                                                                LTV
EMC MORTGAGE                                                 620    168,493,757.32        74.54       7.2249        0.25       6.9749             359            359              1         5.625              9       271,764       74.56           85.9         696      38.47
HARBOURSIDE MOR                                                1         98,000.00         0.04        6.625        0.25        6.375             360            360              0         6.625          6.625        98,000       30.63          30.63         672      37.63
WATERFIELD_SUB                                               208     57,454,109.00        25.42       7.2304        0.25       6.9804             360            360              0          6.25           9.75       276,222       71.98          82.76         688      35.02
TOTAL                                                        829    226,045,866.32          100        7.226        0.25        6.976             360            360              0         5.625           9.75       272,673       73.89          85.08         694       37.6

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                Count    Balance      Percent      GWAC    WA Strip    NWAC       Stated      Calc WAM     WA Age     Min GWAC   Max GWAC     Avg Bal    WA LTV       WA         WA FICO       WA DTI     WA REM
                                                                                                                  WAM                                                                             COMBINED                               IO TERM
                                                                                                                                                                                                     LTV
30Y                                              144    27,893,734.77      16.68     7.2117     0.25     6.9617          360          362           0       5.75        8.75     193,706     76.89       95.26           708        40.57         0
30Y IO                                           604   139,382,544.46      83.32     7.3513     0.25     7.1013          360          360           0       5.75        9.75     230,766     77.49       95.64           699        37.07       119
TOTAL                                            748   167,276,279.23        100      7.328     0.25      7.078          360          360           0       5.75        9.75     223,631     77.39       95.57           700        37.67       119
Collateral Grouped by Original Term
Collateral Grouped by Original Term            Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                  COMBINED
                                                                                                                                                                                                     LTV
 181 -  360                                      748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631         238         479     77.39       95.57           700        37.67
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631         238         479     77.39       95.57           700        37.67
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance         Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
-75,000                                           75      4,621,347       2.76     7.7113   7.4613        358            0         5.75       9.375     61,618       77.12       98.17       712       36.44
   75,001 -   417,000                            573    101,205,577       60.5     7.4094   7.1594        360            0         5.75        9.75    176,624       78.73       98.12       695       38.16
  417,001 -   650,000                             74     37,394,745      22.36     7.1699   6.9199        361            0         6.25         8.5    505,334       76.22       93.13       708        38.2
  650,001 - 1,000,000                             22     18,370,860      10.98     7.2458   6.9958        360            0        6.375           8    835,039       74.95       90.68       704       36.12
1,000,001 +                                        4      5,683,750        3.4     6.8719   6.6219        359            1          6.5        7.75  1,420,938       69.22       79.98       727       33.68
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance          Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
-75,000                                           75      4,621,347       2.76     7.7113   7.4613        358            0         5.75       9.375     61,618       77.12       98.17       712       36.44
   75,001 -   333,700                            534     86,767,185      51.87     7.4314   7.1814        360            0         5.75        9.75    162,485       78.77       98.13       697        37.9
  333,701 -   400,000                             33     12,005,372       7.18     7.2739   7.0239        360            0         6.25       9.125    363,799       78.33       98.32       684       40.47
  400,001 -   650,000                             80     39,827,765      23.81     7.1776   6.9276        361            1        5.875         8.5    497,847        76.4       93.37       706        38.3
  650,001 - 1,000,000                             22     18,370,860      10.98     7.2458   6.9958        360            0        6.375           8    835,039       74.95       90.68       704       36.12
1,000,001 +                                        4      5,683,750        3.4     6.8719   6.6219        359            1          6.5        7.75  1,420,938       69.22       79.98       727       33.68
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon     Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
20_Yr                                              1         50,025       0.03       5.75      5.5        238            1         5.75        5.75     50,025          67         100       757       41.42
         5.750 -    5.999                          1         50,025       0.03       5.75      5.5        238            1         5.75        5.75     50,025          67         100       757       41.42
30_Yr                                            747    167,226,254      99.97     7.3285   7.0785        360            0         5.75        9.75    223,864       77.39       95.57       700       37.67
         5.750 -    5.999                          3        683,465       0.41     5.8505   5.6005        356            4         5.75       5.875    227,822       77.77       89.41       745       39.62
         6.000 -    6.249                          8      1,453,055       0.87     6.0842   5.8342        358            2            6       6.125    181,632       79.84       94.53       689       45.49
         6.250 -    6.499                         36     10,432,908       6.24     6.3144   6.0644        359            1         6.25       6.375    289,803       75.51       93.41       721       39.09
         6.500 -    6.749                         44     15,103,268       9.03     6.5577   6.3077        359            1          6.5       6.625    343,256       72.23       86.95       717       36.59
         6.750 -    6.999                         87     21,499,138      12.85     6.8276   6.5776        359            0         6.75       6.875    247,117       78.39        96.1       697       39.87
         7.000 -    7.249                         73     15,946,756       9.53     7.0566   6.8066        361            0            7       7.125    218,449       78.45       96.22       693       35.32
         7.250 -    7.499                        123     27,606,908       16.5     7.3144   7.0644        360            0         7.25       7.375    224,446       78.37       97.53       706       38.46
         7.500 -    7.749                        138     29,913,468      17.88     7.5582   7.3082        362            0          7.5       7.625    216,764       77.32       95.69       692       36.74
         7.750 -    7.999                        106     22,128,048      13.23     7.7985   7.5485        360            0         7.75       7.875    208,755       78.08       97.85       698       37.89
         8.000 -    8.249                         41      7,900,082       4.72     8.0247   7.7747        360            0            8       8.125    192,685       77.61        95.3       690       36.01
         8.250 -    8.499                         40      7,343,114       4.39     8.2912   8.0412        359            0         8.25       8.375    183,578       79.46       97.65       700       34.24
         8.500 -    8.749                         31      3,727,118       2.23     8.5513   8.3013        359            0          8.5       8.625    120,230       77.78       99.21       683       38.59
         8.750 -    8.999                          8      1,694,783       1.01     8.7852   8.5352        359            1         8.75       8.875    211,848       73.92       93.83       701       36.63
         9.000 -    9.249                          2        509,422        0.3     9.0882   8.8382        360            0            9       9.125    254,711       75.72       97.05       671       23.83
         9.250 -    9.499                          3        471,920       0.28     9.2689   9.0189        360            0         9.25       9.375    157,307          80         100       674       39.83
         9.500 -    9.749                          2        472,000       0.28        9.5     9.25        360            0          9.5         9.5    236,000          80         100       667       33.89
         9.750 -    9.999                          2        340,800        0.2       9.75      9.5        360            0         9.75        9.75    170,400          80       96.41       792       11.63
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon       Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                  COMBINED
                                                                                                                                                                                                     LTV
   5.500 -    5.749                                4        733,491       0.44     5.8437   5.5937        348            4         5.75       5.875    183,373         238         359     77.04       90.13           746        39.77
   5.750 -    5.999                                8      1,453,055       0.87     6.0842   5.8342        358            2            6       6.125    181,632         354         360     79.84       94.53           689        45.49
   6.000 -    6.249                               36     10,432,908       6.24     6.3144   6.0644        359            1         6.25       6.375    289,803         352         360     75.51       93.41           721        39.09
   6.250 -    6.499                               44     15,103,268       9.03     6.5577   6.3077        359            1          6.5       6.625    343,256         354         360     72.23       86.95           717        36.59
   6.500 -    6.749                               87     21,499,138      12.85     6.8276   6.5776        359            0         6.75       6.875    247,117         354         360     78.39        96.1           697        39.87
   6.750 -    6.999                               73     15,946,756       9.53     7.0566   6.8066        361            0            7       7.125    218,449         354         479     78.45       96.22           693        35.32
   7.000 -    7.249                              123     27,606,908       16.5     7.3144   7.0644        360            0         7.25       7.375    224,446         357         360     78.37       97.53           706        38.46
   7.250 -    7.499                              138     29,913,468      17.88     7.5582   7.3082        362            0          7.5       7.625    216,764         358         479     77.32       95.69           692        36.74
   7.500 -    7.749                              106     22,128,048      13.23     7.7985   7.5485        360            0         7.75       7.875    208,755         357         360     78.08       97.85           698        37.89
   7.750 -    7.999                               41      7,900,082       4.72     8.0247   7.7747        360            0            8       8.125    192,685         358         360     77.61        95.3           690        36.01
   8.000 -    8.249                               40      7,343,114       4.39     8.2912   8.0412        359            0         8.25       8.375    183,578         356         360     79.46       97.65           700        34.24
   8.250 -    8.499                               31      3,727,118       2.23     8.5513   8.3013        359            0          8.5       8.625    120,230         357         360     77.78       99.21           683        38.59
   8.500 -    8.749                                8      1,694,783       1.01     8.7852   8.5352        359            1         8.75       8.875    211,848         358         360     73.92       93.83           701        36.63
   8.750 -    8.999                                2        509,422        0.3     9.0882   8.8382        360            0            9       9.125    254,711         359         360     75.72       97.05           671        23.83
   9.000 -    9.249                                3        471,920       0.28     9.2689   9.0189        360            0         9.25       9.375    157,307         360         360        80         100           674        39.83
   9.250 -    9.499                                2        472,000       0.28        9.5     9.25        360            0          9.5         9.5    236,000         360         360        80         100           667        33.89
   9.500 -    9.749                                2        340,800        0.2       9.75      9.5        360            0         9.75        9.75    170,400         359         360        80       96.41           792        11.63
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631         238         479     77.39       95.57           700        37.67
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term           Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                  COMBINED
                                                                                                                                                                                                     LTV
 181 -  360                                      745    166,543,428      99.56     7.3273   7.0773        359            0         5.75        9.75    223,548         238         360     77.39       95.56           700        37.62
 361 +                                             3        732,851       0.44     7.4776   7.2276        479            0            7       7.625    244,284         478         479     77.18       99.23           667        46.66
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631         238         479     77.39       95.57           700        37.67
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value            Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                  COMBINED
                                                                                                                                                                                                     LTV
   0.00 -   30.00                                  1         63,270       0.04       7.75      7.5        360            0         7.75        7.75     63,270         360         360        30         100           714        34.41
  50.01 -   60.00                                  8      6,101,383       3.65     6.8303   6.5803        360            0         6.25        7.75    762,673         358         360     57.52        74.5           728        39.88
  60.01 -   70.00                                 73     18,717,343      11.19     7.2942   7.0442        360            0         5.75        8.75    256,402         238         479     67.88       88.11           708        30.73
  70.01 -   79.99                                110     24,104,217      14.41     7.2402   6.9902        360            0        5.875       9.125    219,129         354         478     77.09       94.61           702        39.44
  80.00 -   80.00                                554    118,139,954      70.63     7.3756   7.1256        360            0         5.75        9.75    213,249         352         479        80       98.04           697        37.93
  80.01 -   90.00                                  2        150,113       0.09     8.1779   7.9279        360            0        7.875        8.75     75,057         360         360     81.35       96.74           721        34.68
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631         238         479     77.39       95.57           700        37.67
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value   Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                  COMBINED
                                                                                                                                                                                                     LTV
  60.01 -   70.00                                  4      3,462,813       2.07     6.5311   6.2811        360            0        6.375       6.625    865,703         358         360     57.43       67.08           738        39.87
  70.01 -   79.99                                  6      3,111,175       1.86     7.3513   7.1013        359            0        6.625        8.75    518,529         359         360     66.32       77.32           663            0
  80.00 -   80.00                                 11      6,866,475        4.1     7.1169   6.8669        359            1          6.5           8    624,225         358         360      65.5          80           714        25.84
  80.01 -   90.00                                 85     24,072,219      14.39     7.1897   6.9397        359            0        5.875           9    283,203         354         360      76.6       88.39           697        38.66
  90.01 -   95.00                                102     24,428,723       14.6     7.2811   7.0311        360            0            6        9.75    239,497         352         478     77.92       94.59           699        37.81
  95.01 -  100.00                                540    105,334,873      62.97     7.4097   7.1597        360            0         5.75        9.75    195,065         238         479      79.2       99.93           700        38.16
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631         238         479     77.39       95.57           700        37.67
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type       Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
Full/Alternative                                 158     28,588,805      17.09     6.9451   6.6951        359            1         5.75         9.5    180,942       78.45        96.8       703       38.76
       0.00 - 10.00                                4        761,959       0.46     7.5563   7.3063        360            0         7.25        7.75    190,490          80       98.82       707        8.27
      10.01 - 20.00                                5      2,192,600       1.31      6.757    6.507        358            2          6.5         9.5    438,520       71.48       84.04       748       11.56
      20.01 - 25.00                                6      1,121,893       0.67     7.0973   6.8473        358            1          6.5       7.625    186,982          80       99.55       691       23.96
      25.01 - 30.00                                9      2,286,094       1.37     6.5331   6.2831        358            1        5.875           7    254,010       74.47       92.32       745       28.07
      30.01 - 35.00                               16      2,682,557        1.6     7.0586   6.8086        359            1        6.375        7.75    167,660       79.64        99.4       714       32.56
      35.01 - 40.00                               27      3,600,700       2.15     7.2849   7.0349        360            0        6.375       8.375    133,359       79.91       98.87       690       37.95
      40.01 - 45.00                               31      4,816,703       2.88     7.1536   6.9036        358            1         5.75       8.375    155,378       78.75       99.36       684       42.66
      45.01 - 50.00                               30      5,289,024       3.16     6.8211   6.5711        358            2            6        7.75    176,301       79.47       97.08       697       46.86
      50.01 - 55.00                               30      5,837,275       3.49     6.7463   6.4963        359            0            6       7.625    194,576       79.52       97.74       696       52.76
No Documentation                                  62     17,249,081      10.31     7.4794   7.2294        360            0         6.25         9.5    278,211       74.47        93.3       713           0
       0.00 - 10.00                               62     17,249,081      10.31     7.4794   7.2294        360            0         6.25         9.5    278,211       74.47        93.3       713           0
No Income/No Asset                                 5      1,287,452       0.77     7.5103   7.2603        359            0         7.25           8    257,490          80          95       707           0
       0.00 - 10.00                                5      1,287,452       0.77     7.5103   7.2603        359            0         7.25           8    257,490          80          95       707           0
No Ratio                                         130     34,882,287      20.85     7.4345   7.1845        360            0         5.75       9.125    268,325       77.42       95.28       692           0
       0.00 - 10.00                              130     34,882,287      20.85     7.4345   7.1845        360            0         5.75       9.125    268,325       77.42       95.28       692           0
No Ratio/No VOE                                   11      2,255,292       1.35      7.538    7.288        359            1         6.25       8.125    205,027       78.97        95.2       717        42.4
       0.00 - 10.00                               10      2,035,292       1.22     7.6502   7.4002        359            1         6.25       8.125    203,529       78.86       94.69       721           0
      40.01 - 45.00                                1        220,000       0.13        6.5     6.25        360            0          6.5        6.25    220,000          80         100       676        42.4
Stated Income                                    352     76,962,825      46.01      7.346    7.096        361            0        5.875        9.25    218,644       77.58       95.73       700       37.22
       0.00 - 10.00                                7      1,107,295       0.66     7.6704   7.4204        360            0          7.5        8.25    158,185       79.45        95.9       736        4.69
      10.01 - 20.00                               16      2,388,794       1.43     7.4108   7.1608        360            0         6.25       8.375    149,300       78.39       96.21       700       16.07
      20.01 - 25.00                               19      2,872,115       1.72     7.5288   7.2788        359            0         6.25       8.875    151,164       78.84       98.65       711       22.91
      25.01 - 30.00                               29      6,611,483       3.95      7.289    7.039        359            1            6         8.5    227,982       78.09       96.55       713       27.45
      30.01 - 35.00                               55     13,200,400       7.89     7.4574   7.2074        360            0         6.25        9.25    240,007       77.63       96.51       697       32.92
      35.01 - 40.00                               86     19,476,811      11.64     7.3004   7.0504        360            0         6.25        9.25    226,475       77.01       94.71       701       37.49
      40.01 - 45.00                               74     16,485,372       9.86     7.2936   7.0436        359            0        5.875           9    222,775       78.99       96.65       691       42.46
      45.01 - 50.00                               51     12,042,109        7.2     7.3468   7.0968        366            0         6.25       8.375    236,120       75.21       93.17       696       46.82
      50.01 - 55.00                               15      2,778,447       1.66     7.2049   6.9549        359            1          6.5       7.625    185,230       79.22       99.24       722       52.38
Stated/Stated                                     30      6,050,537       3.62     7.7454   7.4954        359            1          6.5         8.5    201,685       76.93       96.25       691       38.09
      25.01 - 30.00                                2        927,430       0.55     7.4929   7.2429        358            1         6.75       7.375    463,715          80         100       701       28.92
      30.01 - 35.00                                6        705,988       0.42     7.6791   7.4291        358            2          6.5       8.125    117,665       79.71       97.89       704       32.61
      35.01 - 40.00                                8      2,507,600        1.5     7.6795   7.4295        359            1          6.5        8.25    313,450       74.55        92.1       679       38.07
      40.01 - 45.00                                8      1,221,957       0.73     8.0313   7.7813        359            1         7.25         8.5    152,745       77.42         100       716       42.27
      45.01 - 50.00                                5        576,353       0.34     7.8158   7.5658        359            1         7.25       8.375    115,271       77.35        97.6       663       48.17
      50.01 - 55.00                                1        111,209       0.07       8.25        8        359            0         8.25           8    111,209          80         100       672       51.25
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75         9.5    223,631       77.39       95.57       700       37.67
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose             Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
Cash Out Refinance                                82     27,540,241      16.46     7.1184   6.8684        360            1        5.875        8.75 335,856.60       73.78          89       694       36.06
Purchase                                         637    133,891,919      80.04     7.3745   7.1245        360            0         5.75        9.75 210,191.39        78.2          97       703       37.85
Rate/Term Refinance                               29      5,844,120       3.49      7.251    7.001        359            0         5.75           8 201,521.37       75.79          93       678       41.36
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75 223,631.39       77.39          96       700       37.67
Collateral Grouped by Property Type
Collateral Grouped by Property Type            Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
2-4 Family                                        79     14,581,978       8.72     7.5946   7.3446        359            1         6.25        9.75    184,582       75.47       96.15       715       36.44
Condominium                                       34      5,630,970       3.37     7.3566   7.1066        360            0        6.375       8.375    165,617       79.32       98.32       700          39
Hi-Rise Condo                                      5        817,600       0.49     7.3467   7.0967        360            0        6.875           8    163,520          80       97.68       665       41.59
PUD                                              210     50,912,838      30.44      7.327    7.077        361            0        5.875           9    242,442       77.96          96       700        37.9
Single Family                                    412     94,578,026      56.54     7.2846   7.0346        360            0         5.75        9.75    229,558       77.22       95.05       699       37.57
Townhouse                                          8        754,867       0.45     7.4484   7.1984        359            1          6.5       8.625     94,358          80       98.16       718       41.83
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type           Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
Investor                                         331     47,102,792      28.16      7.653    7.403        360            0         5.75        9.75    142,305       77.41       96.84       718       35.81
Owner Occupied                                   380    111,927,513      66.91     7.1815   6.9315        360            0         5.75       9.125    294,546        77.3       94.87       691       38.72
Second Home                                       37      8,245,974       4.93     7.4594   7.2094        359            0        5.875       8.375    222,864       78.52       97.88       721       36.89
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company    Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
No MI                                            747    167,178,136      99.94     7.3277   7.0777        360            0         5.75        9.75    223,799       77.39       95.57       700       37.67
PMI                                                1         98,143       0.06      7.875    7.625        360            0        7.875       7.875     98,143       80.02       95.02       721           0
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by State
Collateral Grouped by State                    Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
AL                                                 4        552,571       0.33     7.6387   7.3887        348            0         5.75        9.25    138,143       78.82         100       689       47.42
AZ                                                68     17,267,186      10.32     7.3875   7.1375        359            0         6.25       8.875    253,929       77.68       96.58       714       39.06
CA                                                62     25,190,245      15.06     7.0719   6.8219        360            0         6.25       8.375    406,294       75.92        93.3       710       33.07
CO                                                23      4,981,427       2.98     7.1265   6.8765        371            0        6.125        8.25    216,584       78.76       98.36       689       40.87
CT                                                 3        892,800       0.53     6.9187   6.6687        360            0         6.75        7.25    297,600          80       98.82       718        43.8
DC                                                 4      1,059,950       0.63     7.1726   6.9226        356            4         6.25       8.125    264,988          80       95.36       733       40.94
DE                                                 2        696,226       0.42     7.0978   6.8478        359            0         6.75        7.25    348,113          80       91.52       673       39.57
FL                                                47     11,200,670        6.7      7.457    7.207        360            0            6           9    238,312       78.33       97.73       711       36.43
GA                                                86     12,234,178       7.31     7.3483   7.0983        359            1        5.875         9.5    142,258       78.64        97.9       690       40.11
IA                                                 4        471,520       0.28     7.5638   7.3138        360            0         7.25         8.5    117,880          80       97.06       662       38.21
ID                                                 4        954,455       0.57     7.0526   6.8026        360            0          6.5        7.75    238,614       72.32       91.11       751       33.84
IL                                                18      3,531,218       2.11     7.7624   7.5124        360            0        6.875       9.125    196,179       77.83       99.17       694       34.95
IN                                                 7        633,438       0.38     7.3013   7.0513        359            0         6.75        8.25     90,491       79.85       96.62       685       44.05
KS                                                 1        116,000       0.07        7.5     7.25        358            2          7.5         7.5    116,000          80         100       762       40.17
KY                                                 8      1,411,610       0.84     7.3752   7.1252        360            0         7.25        7.75    176,451       76.61       97.61       683       38.97
LA                                                 4        367,485       0.22     7.7231   7.4731        358            1         7.25       8.625     91,871       76.99       97.63       710       40.45
MA                                                17      6,050,865       3.62     7.3997   7.1497        359            1          6.5        8.25    355,933       76.88       95.05       680       39.61
MD                                                43     14,579,243       8.72     7.4281   7.1781        361            0        6.125       8.625    339,052       79.18       95.14       685       41.68
ME                                                 3        546,262       0.33      8.173    7.923        360            0        6.625         9.5    182,087          80       98.36       649       41.19
MI                                                10      2,329,903       1.39     7.4868   7.2368        359            0        6.625       8.625    232,990       79.45       97.74       712       38.56
MN                                                 7      1,472,808       0.88     7.0438   6.7938        359            1        6.375        8.25    210,401       76.44       99.26       698       35.37
MO                                                 5        500,700        0.3     8.2941   8.0441        360            0         7.75       8.625    100,140          80        97.3       707       33.43
MS                                                 8      1,692,497       1.01     7.0184   6.7684        358            1         6.25       8.375    211,562        69.9       86.55       726       36.91
MT                                                 3        433,750       0.26     7.1937   6.9437        360            0            7        7.75    144,583       68.87       85.16       659       44.73
NC                                                27      2,896,967       1.73     7.4777   7.2277        359            0        6.375        9.25    107,295       78.83       98.74       697       40.08
NH                                                 3        543,739       0.33      7.388    7.138        359            0            7        7.75    181,246          80         100       730       41.61
NJ                                                26      6,208,318       3.71     7.6692   7.4192        359            0          6.5        8.75    238,781       76.29       97.15       695       43.44
NM                                                 8      1,114,389       0.67     7.2198   6.9698        359            1         6.75        8.25    139,299       77.42       94.84       697       37.38
NV                                                10      2,958,941       1.77      6.896    6.646        360            0         6.25       7.375    295,894       79.53       97.56       686       37.49
NY                                                 9      3,646,516       2.18     7.2654   7.0154        360            0         6.25       8.375    405,168       74.02       92.13       680       42.31
OH                                                19      2,368,279       1.42     7.5627   7.3127        360            0        6.625        9.75    124,646       77.91       99.01       683       32.12
OK                                                 2        164,250        0.1     7.0113   6.7613        360            0         6.75        7.25     82,125       77.38       99.99       738       31.91
OR                                                 3        461,720       0.28     7.0822   6.8322        360            0          6.5        7.75    153,907       77.45       99.99       679       29.87
PA                                                17      3,699,877       2.21     7.2022   6.9522        360            0          6.5        8.75    217,640       72.56       88.97       689       25.28
SC                                                10      2,108,999       1.26     6.9701   6.7201        359            0         5.75        8.75    210,900       73.05       87.99       708        39.2
TN                                                 6        845,981       0.51     7.6396   7.3896        359            1        6.125       8.375    140,997          80         100       714       33.76
TX                                               100     14,024,667       8.38     7.4897   7.2397        360            0        6.125        8.75    140,247       79.14       98.05       710        35.9
UT                                                12      2,539,600       1.52     7.2779   7.0279        360            0          6.5           8    211,633       77.52       95.04       720       40.63
VA                                                33      9,728,600       5.82     7.2245   6.9745        360            0        5.875        8.25    294,806       78.78       94.87       683       39.15
WA                                                14      3,949,163       2.36     7.1815   6.9315        360            0            6        9.75    282,083       71.59        84.7       714       37.55
WI                                                 7        729,475       0.44     8.1057   7.8557        360            0        7.625       8.625    104,211       70.34       97.45       723       33.72
WY                                                 1        119,793       0.07       6.75      6.5        358            1         6.75        6.75    119,793          80         100       758       54.32
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score               Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
   0 -    0                                        2        360,328       0.22     7.6605   7.4105        360            0            7       7.875    180,164          80         100         0       43.23
 600 -  624                                       23      4,986,799       2.98     7.6386   7.3886        360            0        6.375         8.5    216,817       79.32        97.5       621       41.17
 625 -  649                                       77     16,048,442       9.59     7.4713   7.2213        363            0        6.125         9.5    208,421       78.68       95.75       638       39.99
 650 -  674                                      149     32,201,674      19.25     7.3311   7.0811        360            0            6        8.75    216,119       77.48       95.37       663       38.73
 675 -  699                                      148     37,037,417      22.14     7.3555   7.1055        360            0        6.125         9.5    250,253       78.65        96.5       686       38.45
 700 -  724                                      102     23,413,735         14     7.2727   7.0227        360            0            6        9.25    229,546       76.19       94.58       713       38.86
 725 -  749                                      121     26,183,257      15.65     7.2701   7.0201        359            1        5.875       8.875    216,391       76.22       95.26       736       33.43
 750 -  774                                       76     15,539,160       9.29     7.2387   6.9887        359            1         5.75        8.75    204,463       77.76        96.3       760       35.55
 775 -  799                                       47     11,065,650       6.62     7.2352   6.9852        359            0         5.75        9.75    235,439       74.77       93.58       785       38.41
 800 +                                             3        439,819       0.26     7.6363   7.3863        360            0         7.25        7.75    146,606       78.79       96.21       804       24.91
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by FICO Score2
Collateral Grouped by FICO Score2              Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
-639                                              67     14,694,443       8.78     7.6005   7.3505        360            0        6.125        9.25    219,320       78.84       96.18       628       40.22
 640 +                                           681    152,581,836      91.22     7.3017   7.0517        360            0         5.75        9.75    224,056       77.25       95.52       707       37.43
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty       Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
No                                               404     91,854,726      54.91     7.2914   7.0414        360            0         5.75        9.75    227,363       77.83       95.84       699       39.43
      NO PP                                      404     91,854,726      54.91     7.2914   7.0414        360            0         5.75        9.75    227,363       77.83       95.84       699       39.43
Yes                                              344     75,421,553      45.09     7.3725   7.1225        360            0            6        9.75    219,249       76.85       95.25       702       35.71
      1Y PP                                       21      3,679,944        2.2     7.3626   7.1126        360            0          6.5        8.75    175,235        76.5       92.68       706       37.35
      3Y PP                                      175     33,203,611      19.85     7.5035   7.2535        360            1            6        9.75    189,735       78.63       97.72       701       36.66
      6M PP                                      148     38,537,998      23.04     7.2606   7.0106        360            0            6         9.5    260,392       75.35       93.37       702       34.65
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status              Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
First Lien                                       748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins. Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       MAX LTV    WA FICO      WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
LTV GT 80 w MI                                     1         98,143       0.06      7.875    7.625        360            0        7.875       7.875     98,143       80.02       95.02     80.02         721             0
LTV GT 80 w/out MI                                 1         51,970       0.03       8.75      8.5        360            0         8.75        8.75     51,970       83.87         100     83.87         721         34.68
LTV LE 80                                        746    167,126,166      99.91     7.3272   7.0772        360            0         5.75        9.75    224,030       77.38       95.57        80         700         37.67
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57     83.87         700         37.67
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag             Count    Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                            COMBINED
                                                                                                                                                                               LTV
No                                               745    166,543,428      99.56     7.3273   7.0773        359            0         5.75        9.75    223,548       77.39       95.56       700       37.62
Yes                                                3        732,851       0.44     7.4776   7.2276        479            0            7       7.625    244,284       77.18       99.23       667       46.66
TOTAL                                            748    167,276,279        100      7.328    7.078        360            0         5.75        9.75    223,631       77.39       95.57       700       37.67
Collateral Grouped by IO
Collateral Grouped by IO                       Count       Total        Pct of    Wtd Avg   Wtd Avg   Wtd Avg     Wtd Avg      Wtd Avg      Wtd Avg      Min         Max         Avg      Wtd Avg    Wtd Avg      Wtd Avg           Wtd Avg
                                                          CURRENT      overall    CURRENT    TOTAL    CURRENT      STATED     REMAINING       AGE      CURRENT     CURRENT     CURRENT     LOAN       O LTV     FICO SCORE         BACK RATIO
                                                          BALANCE      CURRENT     GROSS     STRIP      NET         REM          TERM                   GROSS       GROSS      BALANCE      TO
                                                                       BALANCE     COUPON              COUPON       TERM                                COUPON     COUPON                  VALUE
N                                                144    27,893,734.77      16.68     7.2117     0.25     6.9617          360          362           0       5.75        8.75     193,706     76.89       95.26           708        40.57
0                                                144    27,893,734.77      16.68     7.2117     0.25     6.9617          360          362           0       5.75        8.75     193,706     76.89       95.26           708        40.57
Y                                                604   139,382,544.46      83.32     7.3513     0.25     7.1013          360          360           0       5.75        9.75     230,766     77.49       95.64           699        37.07
120                                              598   138,505,012.46       82.8     7.3498     0.25     7.0998          360          360           0       5.75        9.75     231,614     77.51       95.62           699        37.08
60                                                 6       877,532.00       0.52     7.5785     0.25     7.3285          358          358           2       6.75           9     146,255     74.33       97.87           708        36.67
TOTAL                                            748   167,276,279.23        100      7.328     0.25      7.078          360          360           0       5.75        9.75     223,631     77.39       95.57           700        37.67
Collateral Grouped by Subordinate Fin. Flag
Collateral Grouped by Subordinate Fin. Flag    Count      Balance      Percent      GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                              COMBINED
                                                                                                                                                                                 LTV
YES                                              748      167,276,279        100      7.328    7.078        360            0         5.75         9.5    223,631       77.39       95.57       700       37.67
TOTAL                                            748      167,276,279        100      7.328    7.078        360            0         5.75         9.5    223,631       77.39       95.57       700       37.67
Collateral Grouped by Servicer
Collateral Grouped by Servicer                 Count      Balance      Percent      GWAC    WA Strip    NWAC     Stated WAM    Calc WAM     WA Age     Min GWAC   Max GWAC     Avg Bal    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                    COMBINED
                                                                                                                                                                                                       LTV
EMC MORTGAGE                                     597   130,831,985.44      78.21     7.3267     0.25     7.0767          360          360           0       5.75           9     219,149     77.63       95.89           702        38.34
WATERFIELD_SUB                                   151    36,444,293.79      21.79     7.3325     0.25     7.0825          360          360           0          6        9.75     241,353     76.52       94.45           695        35.38
TOTAL                                            748   167,276,279.23        100      7.328     0.25      7.078          360          360           0       5.75        9.75     223,631     77.39       95.57           700        37.67

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                 Count        Balance        Percent     GWAC    WA Strip    NWAC       Stated      Calc WAM     WA Age     Min GWAC   Max GWAC     Avg Bal    WA LTV       WA         WA FICO       WA DTI     WA REM
                                                                                                                        WAM                                                                             COMBINED                               IO TERM
                                                                                                                                                                                                           LTV
30Y                                                  94      11,987,859.31     17.67     7.3315     0.25     7.0815          360          362           0          6        8.75     127,530     73.32       83.83           723        42.12         0
30Y IO                                              342      55,842,397.28     82.33     7.5283     0.25     7.2783          360          360           0      5.625        9.75     163,282     75.53       89.66           713        34.78       119
TOTAL                                               436      67,830,256.59       100     7.4936     0.25     7.2436          360          360           0      5.625        9.75     155,574     75.13       88.63           715        36.27       119
Collateral Grouped by Original Term
Collateral Grouped by Original Term             Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                        COMBINED
                                                                                                                                                                                                           LTV
 181 -  360                                         436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574         352         479     75.13       88.63           715        36.27
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574         352         479     75.13       88.63           715        36.27
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance          Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
-75,000                                              77          4,564,144      6.73      7.621    7.371        359            0        6.125       9.375     59,275       76.38       91.58       711       34.94
   75,001 -   417,000                               338         52,792,414     77.83     7.5646   7.3146        360            0        5.625        9.75    156,191       76.57       91.55       712       36.25
  417,001 -   650,000                                21         10,473,699     15.44       7.08     6.83        359            1         6.25       8.375    498,748       67.35       72.63       730       37.25
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance           Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
-75,000                                              77          4,564,144      6.73      7.621    7.371        359            0        6.125       9.375     59,275       76.38       91.58       711       34.94
   75,001 -   333,700                               330         49,797,099     73.41     7.5473   7.2973        360            0        5.625        9.75    150,900       76.68       91.99       712       35.91
  333,701 -   400,000                                 6          2,188,898      3.23     7.7949   7.5449        360            0         6.25       8.875    364,816       72.93       82.09       707       45.53
  400,001 -   650,000                                23         11,280,116     16.63     7.1462   6.8962        359            1         6.25       8.625    490,440       68.25       73.87       727       37.49
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon      Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
30_Yr                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
         5.500 -    5.749                             1            170,400      0.25      5.625    5.375        358            2        5.625       5.625    170,400          80          80       741       41.96
         5.750 -    5.999                             1            133,911       0.2       5.75      5.5        359            1         5.75        5.75    133,911          80         100       786           0
         6.000 -    6.249                             6            598,258      0.88      6.068    5.818        359            1            6       6.125     99,710       70.04       73.04       692       32.69
         6.250 -    6.499                            24          4,929,312      7.27     6.2814   6.0314        358            1         6.25       6.375    205,388       67.38       72.52       729       39.78
         6.500 -    6.749                            15          2,869,332      4.23     6.5821   6.3321        359            1          6.5       6.625    191,289       69.59       80.44       727        35.2
         6.750 -    6.999                            42          7,296,267     10.76     6.8148   6.5648        362            0         6.75       6.875    173,721       69.57       75.99       703       40.83
         7.000 -    7.249                            33          5,615,917      8.28     7.0553   6.8053        363            0            7       7.125    170,179       73.05       82.64       725       36.58
         7.250 -    7.499                            57          9,209,998     13.58     7.3117   7.0617        360            0         7.25       7.375    161,579       77.49       92.93       723       35.15
         7.500 -    7.749                            75         11,090,563     16.35     7.5507   7.3007        360            0          7.5       7.625    147,874       77.06       93.74       711       33.86
         7.750 -    7.999                            77          9,889,248     14.58        7.8     7.55        360            0         7.75       7.875    128,432       76.68       93.87       717       35.56
         8.000 -    8.249                            30          5,119,838      7.55     8.0443   7.7943        360            0            8       8.125    170,661       78.36       94.42       713       36.04
         8.250 -    8.499                            25          3,914,329      5.77     8.3295   8.0795        359            1         8.25       8.375    156,573        79.1       95.18       718       35.14
         8.500 -    8.749                            33          3,606,210      5.32     8.5734   8.3234        359            0          8.5       8.625    109,279        78.1       94.59       686       37.44
         8.750 -    8.999                             9          1,802,956      2.66     8.7998   8.5498        359            1         8.75       8.875    200,328       75.55       90.65       706       36.65
         9.250 -    9.499                             4            770,920      1.14     9.2615   9.0115        360            0         9.25       9.375    192,730       78.04       90.28       679       42.98
         9.500 -    9.749                             2            472,000       0.7        9.5     9.25        360            0          9.5         9.5    236,000          80         100       667       33.89
         9.750 -    9.999                             2            340,800       0.5       9.75      9.5        360            0         9.75        9.75    170,400          80       96.41       792       11.63
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon        Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                        COMBINED
                                                                                                                                                                                                           LTV
   5.250 -    5.499                                   1            170,400      0.25      5.625    5.375        358            2        5.625       5.625    170,400         358         358        80          80           741        41.96
   5.500 -    5.749                                   1            133,911       0.2       5.75      5.5        359            1         5.75        5.75    133,911         359         359        80         100           786            0
   5.750 -    5.999                                   6            598,258      0.88      6.068    5.818        359            1            6       6.125     99,710         357         360     70.04       73.04           692        32.69
   6.000 -    6.249                                  24          4,929,312      7.27     6.2814   6.0314        358            1         6.25       6.375    205,388         352         360     67.38       72.52           729        39.78
   6.250 -    6.499                                  15          2,869,332      4.23     6.5821   6.3321        359            1          6.5       6.625    191,289         354         360     69.59       80.44           727         35.2
   6.500 -    6.749                                  42          7,296,267     10.76     6.8148   6.5648        362            0         6.75       6.875    173,721         357         479     69.57       75.99           703        40.83
   6.750 -    6.999                                  33          5,615,917      8.28     7.0553   6.8053        363            0            7       7.125    170,179         354         479     73.05       82.64           725        36.58
   7.000 -    7.249                                  57          9,209,998     13.58     7.3117   7.0617        360            0         7.25       7.375    161,579         357         360     77.49       92.93           723        35.15
   7.250 -    7.499                                  75         11,090,563     16.35     7.5507   7.3007        360            0          7.5       7.625    147,874         354         360     77.06       93.74           711        33.86
   7.500 -    7.749                                  77          9,889,248     14.58        7.8     7.55        360            0         7.75       7.875    128,432         357         360     76.68       93.87           717        35.56
   7.750 -    7.999                                  30          5,119,838      7.55     8.0443   7.7943        360            0            8       8.125    170,661         358         360     78.36       94.42           713        36.04
   8.000 -    8.249                                  25          3,914,329      5.77     8.3295   8.0795        359            1         8.25       8.375    156,573         356         360      79.1       95.18           718        35.14
   8.250 -    8.499                                  33          3,606,210      5.32     8.5734   8.3234        359            0          8.5       8.625    109,279         356         360      78.1       94.59           686        37.44
   8.500 -    8.749                                   9          1,802,956      2.66     8.7998   8.5498        359            1         8.75       8.875    200,328         357         360     75.55       90.65           706        36.65
   9.000 -    9.249                                   4            770,920      1.14     9.2615   9.0115        360            0         9.25       9.375    192,730         360         360     78.04       90.28           679        42.98
   9.250 -    9.499                                   2            472,000       0.7        9.5     9.25        360            0          9.5         9.5    236,000         360         360        80         100           667        33.89
   9.500 -    9.749                                   2            340,800       0.5       9.75      9.5        360            0         9.75        9.75    170,400         359         360        80       96.41           792        11.63
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574         352         479     75.13       88.63           715        36.27
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term            Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                        COMBINED
                                                                                                                                                                                                           LTV
 181 -  360                                         434         67,505,203     99.52     7.4963   7.2463        359            0        5.625        9.75    155,542         352         360     75.15       88.64           715        36.23
 361 +                                                2            325,054      0.48     6.9328   6.6828        479            0        6.875           7    162,527         479         479     72.34       86.22           704        48.83
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574         352         479     75.13       88.63           715        36.27
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value             Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                        COMBINED
                                                                                                                                                                                                           LTV
   0.00 -   30.00                                     1             63,270      0.09       7.75      7.5        360            0         7.75        7.75     63,270         360         360        30         100           714        34.41
  30.01 -   40.00                                     2            335,000      0.49     7.4142   7.1642        360            0            7        7.75    167,500         360         360     34.72       34.72           682        40.51
  40.01 -   50.00                                     3            870,095      1.28     6.3123   6.0623        359            0            6       6.875    290,032         357         360     47.57       47.57           765        52.81
  50.01 -   60.00                                    11          3,378,482      4.98     6.6373   6.3873        360            0         6.25        7.25    307,135         357         360      56.5        56.5           696        48.51
  60.01 -   70.00                                    64         11,841,245     17.46     7.2971   7.0471        361            0        6.125        8.75    185,019         358         479     65.96       80.78           708        34.99
  70.01 -   79.99                                    78         10,395,730     15.33     7.4949   7.2449        361            1            6        9.25    133,279         354         479     75.87        87.8           712        36.81
  80.00 -   80.00                                   268         40,269,705     59.37     7.6384   7.3884        359            0        5.625        9.75    150,260         352         360        80       95.13           718        35.54
  80.01 -   90.00                                     9            676,730         1     8.0989   7.8489        358            1          6.5        8.75     75,192         354         360     87.44       90.86           709        32.42
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574         352         479     75.13       88.63           715        36.27
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value    Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     Min WAM     Max WAM    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                        COMBINED
                                                                                                                                                                                                           LTV
  30.01 -   40.00                                     2            335,000      0.49     7.4142   7.1642        360            0            7        7.75    167,500         360         360     34.72       34.72           682        40.51
  40.01 -   50.00                                     3            870,095      1.28     6.3123   6.0623        359            0            6       6.875    290,032         357         360     47.57       47.57           765        52.81
  50.01 -   60.00                                    11          3,378,482      4.98     6.6373   6.3873        360            0         6.25        7.25    307,135         357         360      56.5        56.5           696        48.51
  60.01 -   70.00                                    18          4,629,679      6.83     6.8688   6.6188        360            0        6.125        7.75    257,204         358         360     64.94       64.94           700        36.04
  70.01 -   79.99                                    27          4,504,344      6.64      7.575    7.325        364            1            6        9.25    166,828         354         479      73.8       75.31           697        32.47
  80.00 -   80.00                                    45          9,121,896     13.45     7.2968   7.0468        359            1        5.625        8.75    202,709         354         360     76.42          80           715        35.38
  80.01 -   90.00                                    44          5,629,935       8.3     7.5768   7.3268        359            0         6.25        8.75    127,953         354         360     77.68       89.68           695        36.94
  90.01 -   95.00                                    55          7,706,388     11.36     7.6256   7.3756        359            1        6.125        9.75    140,116         352         360     79.31       94.71           718        29.47
  95.01 -  100.00                                   231         31,654,436     46.67     7.7078   7.4578        360            0         5.75        9.75    137,032         354         479     78.15       99.93           722        37.34
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574         352         479     75.13       88.63           715        36.27
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type        Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
Full/Alternative                                     90         12,517,675     18.45     7.1657   6.9157        359            1        5.625         9.5    139,085       76.37       90.67       726       37.61
       0.00 - 10.00                                   4            761,959      1.12     7.5563   7.3063        360            0         7.25        7.75    190,490          80       98.82       707        8.27
      10.01 - 20.00                                   5            520,700      0.77     7.5822   7.3322        359            1          6.5         9.5    104,140       79.23       98.49       754       13.31
      20.01 - 25.00                                   2            190,000      0.28     7.5461   7.2961        359            1         7.25       7.625     95,000          80       97.37       739       21.84
      25.01 - 30.00                                   4            786,396      1.16     6.5768   6.3268        357            2            6           7    196,599        78.3       94.34       742       26.58
      30.01 - 35.00                                   9          1,291,279       1.9     7.4689   7.2189        360            0         6.75        7.75    143,475       79.59       98.87       720       32.17
      35.01 - 40.00                                  25          2,720,194      4.01     7.3658   7.1158        360            0         6.25       8.375    108,808       79.61       93.91       713       37.77
      40.01 - 45.00                                  21          2,956,887      4.36     7.1805   6.9305        359            0        5.625       8.375    140,804       77.34       90.53       721       42.22
      45.01 - 50.00                                  16          1,986,762      2.93     7.1432   6.8932        358            2         6.25       8.375    124,173       79.75       95.97       708       46.96
      50.01 - 55.00                                   4          1,303,498      1.92     6.3538   6.1038        359            0         6.25        7.25    325,874       54.11       56.94       783       53.74
No Documentation                                     33          6,726,359      9.92     7.3728   7.1228        360            0         6.25         9.5    203,829       68.44       71.72       711           0
       0.00 - 10.00                                  33          6,726,359      9.92     7.3728   7.1228        360            0         6.25         9.5    203,829       68.44       71.72       711           0
No Ratio                                             62         11,519,518     16.98     7.5949   7.3449        362            0         5.75       9.125    185,799       73.85       88.21       707           0
       0.00 - 10.00                                  62         11,519,518     16.98     7.5949   7.3449        362            0         5.75       9.125    185,799       73.85       88.21       707           0
No Ratio/No VOE                                       4            580,760      0.86      7.637    7.387        359            1         6.75       8.125    145,190        72.9       81.87       698           0
       0.00 - 10.00                                   4            580,760      0.86      7.637    7.387        359            1         6.75       8.125    145,190        72.9       81.87       698           0
Stated Income                                       229         33,886,045     49.96     7.5693   7.3193        360            0            6        9.25    147,974       76.62       91.26       715       35.38
       0.00 - 10.00                                   8          1,211,295      1.79     7.7416   7.4916        360            0          7.5        8.25    151,412        79.5       94.54       733        4.84
      10.01 - 20.00                                  17          2,532,992      3.73     7.3835   7.1335        359            0         6.25       8.375    149,000       77.61       88.98       710       15.38
      20.01 - 25.00                                  17          2,001,543      2.95     7.4246   7.1746        360            0        6.125        8.25    117,738       77.16       88.39       738       22.35
      25.01 - 30.00                                  19          2,451,758      3.61     7.4242   7.1742        359            1        6.125         8.5    129,040       75.83       91.05       717       26.83
      30.01 - 35.00                                  29          4,442,777      6.55     7.7237   7.4737        360            0            7        9.25    153,199       76.44        93.4       717       32.65
      35.01 - 40.00                                  48          7,985,684     11.77     7.5618   7.3118        359            0         6.25        9.25    166,368       75.38       90.81       712       37.71
      40.01 - 45.00                                  48          7,173,133     10.58     7.6342   7.3842        359            0        6.375           9    149,440       75.93        88.6       711       42.27
      45.01 - 50.00                                  35          4,937,369      7.28     7.5524   7.3024        363            0            6           9    141,068       78.01       94.44       711       47.27
      50.01 - 55.00                                   8          1,149,494      1.69     7.4826   7.2326        359            1            7       7.625    143,687       79.86       96.21       709        52.8
Stated/Stated                                        18          2,599,900      3.83     7.9156   7.6656        359            1        6.875         8.5    144,439       73.27       91.55       703       41.37
      30.01 - 35.00                                   4            495,570      0.73     8.0395   7.7895        358            2        6.875       8.125    123,893        79.6       98.01       696       33.09
      35.01 - 40.00                                   3            558,000      0.82     7.6487   7.3987        360            0        7.375        8.25    186,000        71.2       92.19       736       37.35
      40.01 - 45.00                                   5            849,237      1.25     8.3177   8.0677        359            1          7.5         8.5    169,847       76.28         100       720       42.25
      45.01 - 50.00                                   6            697,093      1.03     7.5512   7.3012        359            0        6.875       8.375    116,182       66.77       76.17       660       49.39
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625         9.5    155,574       75.13       88.63       715       36.27
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose              Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
Cash Out Refinance                                   68         14,538,667     21.43     7.2423   6.9923        359            0        5.625        9.25 213,803.92       67.73          71       697       37.75
Purchase                                            347         50,410,583     74.32     7.5695   7.3195        360            0         5.75        9.75 145,275.46       77.35          94       721        35.7
Rate/Term Refinance                                  21          2,881,006      4.25     7.4324   7.1824        366            1        6.875       8.625 137,190.78       73.68          80       682       40.78
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75 155,573.98       75.13          89       715       36.27
Collateral Grouped by Property Type
Collateral Grouped by Property Type             Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
2-4 Family                                           88         16,379,663     24.15     7.4915   7.2415        359            0         6.25        9.75    186,133       72.44       85.56       718       35.46
Condominium                                          21          2,799,361      4.13     7.5287   7.2787        360            0         6.25        9.25    133,303       73.18       83.69       702       34.11
Hi-Rise Condo                                         3            650,000      0.96     7.2054   6.9554        360            0         6.75        7.75    216,667       61.37       68.29       669       36.45
PUD                                                  92         14,105,064     20.79     7.5891   7.3391        360            0            6       8.875    153,316       78.27       93.66       723       35.95
Single Family                                       219         31,617,016     46.61     7.4931   7.2431        361            0         5.75        9.75    144,370       75.95       89.73       713       36.74
Townhouse                                            13          2,279,153      3.36      6.962    6.712        359            1        5.625        8.75    175,319        70.1       76.12       691       42.42
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type            Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
Investor                                            436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company     Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
Mortgage Guaranty In                                  3            268,854       0.4     7.9613   7.7113        356            3          6.5        8.75     89,618       89.99       89.99       732       24.09
No MI                                               428         67,205,496     99.08     7.4884   7.2384        360            0        5.625        9.75    157,022       75.02       88.61       715        36.3
PMI                                                   2            178,645      0.26      8.213    7.963        360            0        7.875       8.625     89,323       84.52       92.76       693       44.93
Radian Guaranty                                       1             69,000       0.1       7.75      7.5        358            2         7.75        7.75     69,000       84.15       84.15       716       28.92
Republic MIC                                          2            108,261      0.16      8.162    7.912        360            0         7.75        8.62     54,130       89.77       89.77       668       43.58
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by State
Collateral Grouped by State                     Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
AL                                                    3            506,414      0.75     8.0944   7.8444        360            0         6.75        9.25    168,805       63.29       75.98       665       43.73
AZ                                                   36          6,625,636      9.77     7.7756   7.5256        360            0        5.625       8.875    184,045       77.78       94.78       728          38
CA                                                   35         10,108,547      14.9     7.1005   6.8505        361            0         6.25        9.25    288,816       68.53        75.5       719       37.72
CO                                                   15          1,529,829      2.26     7.3872   7.1372        359            1            6        8.25    101,989       73.95       92.38       710       36.94
CT                                                    1            321,600      0.47       6.75      6.5        360            0         6.75        6.75    321,600          80         100       763       48.53
DC                                                    5          1,466,350      2.16     7.5751   7.3251        357            3         6.25       8.625    293,270          80        91.1       705       41.67
DE                                                    1            180,000      0.27       7.75      7.5        360            0         7.75        7.75    180,000          80          80       703       36.52
FL                                                   24          4,254,378      6.27     7.4958   7.2458        360            0         6.25       8.875    177,266       76.29       86.53       698       32.23
GA                                                   43          5,154,584       7.6     7.6432   7.3932        359            1         6.25         9.5    119,874       78.18       95.18       702       40.41
HI                                                    1            246,400      0.36          7     6.75        357            3            7           7    246,400          80          80       781       46.23
IA                                                    1            138,720       0.2      7.375    7.125        360            0        7.375       7.375    138,720          80          90       692       48.28
ID                                                    4            707,800      1.04     7.3856   7.1356        360            0        6.875        7.75    176,950       73.65       90.28       691       31.66
IL                                                    9          1,378,060      2.03     7.8065   7.5565        360            0            7        8.25    153,118       76.03       98.18       734       18.83
IN                                                    6            464,328      0.68     7.4565   7.2065        359            1         6.75        8.25     77,388        79.8       95.39       700       40.14
KY                                                    6            309,301      0.46     7.9267   7.6767        360            0        7.625       8.625     51,550       81.68        92.4       681       35.25
LA                                                    3            263,644      0.39     7.8602   7.6102        359            1         7.25       8.625     87,881       75.81       96.69       705       40.45
MA                                                    5          1,753,240      2.58     7.3166   7.0666        360            0        6.625        7.62    350,648       66.68       81.54       696       37.75
MD                                                   16          3,790,379      5.59     7.3164   7.0664        360            0            6       8.625    236,899       72.45       81.77       713       36.66
ME                                                    1            252,000      0.37        9.5     9.25        360            0          9.5         9.5    252,000          80         100       646       36.37
MI                                                    6            607,382       0.9     7.7808   7.5308        360            0          7.5       8.625    101,230       77.88       93.44       682       40.53
MN                                                    4            972,840      1.43     6.9374   6.6874        358            2        6.375       7.875    243,210       78.44       90.87       752       38.01
MO                                                    7            805,950      1.19     7.9298   7.6798        360            0        7.125       8.625    115,136       79.37       90.12       717        32.4
MS                                                    1             52,000      0.08        7.5     7.25        360            0          7.5         7.5     52,000          80         100       731       27.37
MT                                                    2            321,750      0.47          7     6.75        360            0            7           7    160,875          65          80       669           0
NC                                                   14          1,247,839      1.84      8.075    7.825        360            0        6.875        9.25     89,131       78.31       98.78       720       37.95
ND                                                    3            205,800       0.3      6.125    5.875        360            0        6.125       6.125     68,600          70          70       672       25.24
NH                                                    1            148,000      0.22       7.75      7.5        360            0         7.75        7.75    148,000          80         100       744       34.06
NJ                                                   16          4,000,305       5.9     7.5647   7.3147        359            0          6.5        8.75    250,019       70.55       85.13       707       40.74
NM                                                   10          1,377,855      2.03     7.0116   6.7616        360            0         6.75         8.5    137,786       76.21        83.8       691       37.96
NV                                                    3            600,181      0.88     6.6468   6.3968        395            0         6.25           7    200,060       72.02       77.75       734           0
NY                                                    1            171,360      0.25      8.375    8.125        360            0        8.375       8.375    171,360          80          90       643           0
OH                                                   10          1,166,644      1.72     8.4245   8.1745        360            0        7.375        9.75    116,664       76.35       92.11       701       26.63
OK                                                    3            192,166      0.28     7.2458   6.9958        359            1         6.75       8.625     64,055       77.76       97.09       726       32.69
OR                                                    4            571,270      0.84      6.908    6.658        360            0        6.375        7.75    142,818       73.38       85.44       718       23.11
PA                                                   10          1,517,145      2.24     7.4731   7.2231        360            0        6.875       7.625    151,715       79.75       93.12       705       16.76
SC                                                    6            600,573      0.89     7.4434   7.1934        360            0         5.75        8.75    100,096       80.33       99.05       741       35.69
TN                                                    5            355,267      0.52     7.9141   7.6641        358            1          6.5       8.625     71,053       81.59       91.96       762        29.7
TX                                                   75          8,130,672     11.99     7.4753   7.2253        359            0        6.125        8.75    108,409       78.69       96.01       724       36.01
UT                                                    5            445,200      0.66     7.5531   7.3031        360            0            7           8     89,040          80       99.98       764       48.91
VA                                                   19          2,595,661      3.83     7.4229   7.1729        360            0         6.25        8.75    136,614       76.91       86.21       710       34.85
WA                                                    9          1,563,712      2.31     8.0031   7.7531        360            0         7.25        9.75    173,746          80       93.59       739       26.67
WI                                                    7            729,475      1.08     8.1057   7.8557        360            0        7.625       8.625    104,211       70.34       97.45       723       33.72
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
   0 -    0                                           3            489,613      0.72     8.0409   7.7909        360            0            7       8.875    163,204       76.56       76.56         0       36.53
 600 -  624                                           3            370,750      0.55     8.1531   7.9031        360            0        7.625         8.5    123,583       75.01       78.08       621       27.35
 625 -  649                                          29          4,044,264      5.96     7.8252   7.5752        359            0         6.25         9.5    139,457       71.11       79.54       639       38.71
 650 -  674                                          68         10,870,992     16.03      7.311    7.061        360            0        6.125        8.75    159,868       71.42       80.86       662       37.93
 675 -  699                                          71         11,381,020     16.78      7.693    7.443        361            0            6         9.5    160,296       77.36       91.51       688       37.73
 700 -  724                                          80         11,708,037     17.26     7.5114   7.2614        361            1            6        9.25    146,350       76.75       91.14       712       36.16
 725 -  749                                          92         13,273,611     19.57     7.5118   7.2618        359            0        5.625       8.875    144,278       77.55       95.45       737       33.86
 750 -  774                                          48          7,373,250     10.87     7.3506   7.1006        360            0        6.375       8.375    153,609       75.71       92.09       761       32.88
 775 -  799                                          38          7,800,802      11.5     7.2986   7.0486        359            0         5.75        9.75    205,284       71.63       82.13       787        41.4
 800 +                                                4            517,919      0.76      7.465    7.215        359            1          6.5        7.75    129,480       80.48       95.27       804       24.04
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by FICO Score2
Collateral Grouped by FICO Score2               Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
-639                                                 21          3,047,015      4.49     7.9124   7.6624        359            0         6.25        9.25    145,096       72.14       78.37       632       36.67
 640 +                                              415         64,783,241     95.51     7.4739   7.2239        360            0        5.625        9.75    156,104       75.28       89.11       718       36.25
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty        Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
No                                                  208         33,125,963     48.84     7.3783   7.1283        360            0         5.75        9.75    159,259       74.29       86.88       716       38.15
      NO PP                                         208         33,125,963     48.84     7.3783   7.1283        360            0         5.75        9.75    159,259       74.29       86.88       716       38.15
Yes                                                 228         34,704,294     51.16     7.6036   7.3536        360            1        5.625        9.75    152,212       75.95        90.3       713       34.66
      1Y PP                                          20          2,254,355      3.32     7.5847   7.3347        359            0          6.5       8.375    112,718       72.99       87.78       694       35.03
      3Y PP                                         118         16,521,774     24.36     7.6503   7.4003        360            1         6.25        9.75    140,015        77.7        92.2       712       35.92
      6M PP                                          90         15,928,165     23.48     7.5577   7.3077        360            0        5.625         9.5    176,980       74.55       88.68       717       33.17
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status               Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
First Lien                                          436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.  Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       MAX LTV    WA FICO      WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
LTV GT 80 w MI                                        8            624,760      0.92     8.0447   7.7947        358            2          6.5        8.75     78,095       87.74        90.1        90         708          32.1
LTV GT 80 w/out MI                                    1             51,970      0.08       8.75      8.5        360            0         8.75        8.75     51,970       83.87         100     83.87         721         34.68
LTV LE 80                                           427         67,153,526        99     7.4875   7.2375        360            0        5.625        9.75    157,268       75.01       88.61        80         715          36.3
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63        90         715         36.27
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag              Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
No                                                  434         67,505,203     99.52     7.4963   7.2463        359            0        5.625        9.75    155,542       75.15       88.64       715       36.23
Yes                                                   2            325,054      0.48     6.9328   6.6828        479            0        6.875           7    162,527       72.34       86.22       704       48.83
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625        9.75    155,574       75.13       88.63       715       36.27
Collateral Grouped by IO
Collateral Grouped by IO                        Count         Total         Pct of    Wtd Avg   Wtd Avg   Wtd Avg     Wtd Avg      Wtd Avg      Wtd Avg      Min         Max         Avg      Wtd Avg    Wtd Avg      Wtd Avg           Wtd Avg
                                                             CURRENT        overall   CURRENT    TOTAL    CURRENT      STATED     REMAINING       AGE      CURRENT     CURRENT     CURRENT     LOAN       O LTV     FICO SCORE         BACK RATIO
                                                             BALANCE        CURRENT    GROSS     STRIP      NET         REM          TERM                   GROSS       GROSS      BALANCE      TO
                                                                            BALANCE    COUPON              COUPON       TERM                                COUPON     COUPON                  VALUE
N                                                    94      11,987,859.31     17.67     7.3315     0.25     7.0815          360          362           0          6        8.75     127,530     73.32       83.83           723        42.12
0                                                    94      11,987,859.31     17.67     7.3315     0.25     7.0815          360          362           0          6        8.75     127,530     73.32       83.83           723        42.12
Y                                                   342      55,842,397.28     82.33     7.5283     0.25     7.2783          360          360           0      5.625        9.75     163,282     75.53       89.66           713        34.78
120                                                 337      55,133,877.28     81.28     7.5294     0.25     7.2794          360          360           0      5.625        9.75     163,602     75.56       89.67           712        34.84
60                                                    5         708,520.00      1.04     7.4434     0.25     7.1934          359          359           1          7       7.875     141,704     72.98       88.84           727        29.52
TOTAL                                               436      67,830,256.59       100     7.4936     0.25     7.2436          360          360           0      5.625        9.75     155,574     75.13       88.63           715        36.27
Collateral Grouped by Subordinate Fin. Flag
Collateral Grouped by Subordinate Fin. Flag     Count        Balance        Percent     GWAC      NWAC      WAM        WA Age      Min GWAC    Max GWAC    Avg Bal     WA LTV        WA       WA FICO    WA DTI
                                                                                                                                                                                  COMBINED
                                                                                                                                                                                     LTV
NO                                                  105         20,727,464     30.56     7.1313   6.8813        360            1        5.625           9    197,404       69.97       69.97       707       37.67
YES                                                 331         47,102,792     69.44      7.653    7.403        360            0         5.75         9.5    142,305       77.41       96.84       718       35.81
TOTAL                                               436         67,830,257       100     7.4936   7.2436        360            0        5.625         9.5    155,574       75.13       88.63       715       36.27
Collateral Grouped by Servicer
Collateral Grouped by Servicer                  Count        Balance        Percent     GWAC    WA Strip    NWAC     Stated WAM    Calc WAM     WA Age     Min GWAC   Max GWAC     Avg Bal    WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                        COMBINED
                                                                                                                                                                                                           LTV
EMC MORTGAGE                                        355      54,842,196.59     80.85     7.4241     0.25     7.1741          360          360           1      5.625       8.875     154,485     74.77       88.18           719        38.08
WATERFIELD_SUB                                       81      12,988,060.00     19.15     7.7868     0.25     7.5368          360          360           0      6.375        9.75     160,346     76.69       90.52           697        28.47
TOTAL                                               436      67,830,256.59       100     7.4936     0.25     7.2436          360          360           0      5.625        9.75     155,574     75.13       88.63           715        36.27

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

DEAL NAME:                       BSABS 2006 AC2

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION & PURPOSE OF LOAN
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
                                    FULL       STATED      OTHER         ALL                                           AVG PRIN        CURRENT          IO          SILENT
          FICO SCORE                 DOC        DOC         DOC         DOCS         PURCH       CO REFI     WAC        BAL ($)          LTV          LOANS          2NDS
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
LESS THAN 450                       0.05        0.27       0.10         0.41          0.00        0.01      7.5281      153,611.57      77.11          0.35          0.12
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
451-500                             0.00        0.00       0.00         0.00          0.08        0.07      0.0000            0.00       0.00          0.00          0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
501-550                             0.00        0.00       0.00         0.00          0.22        0.14      0.0000            0.00       0.00          0.00          0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
551-600                             0.26        0.45       0.34         1.04          0.16        0.08      7.1771      220,621.38      62.79          0.66          0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
601-650                             2.92        7.52       5.10         15.53         0.11        0.05      7.3899      244,817.21      74.03         13.28          7.32
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
651-700                             3.77       19.08       15.90        38.75         0.00        0.00      7.1986      270,747.84      74.38         31.54          23.45
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
701-750                             4.50       13.52       8.13         26.15         0.57        0.34      7.1400      263,516.51      74.21         19.88          16.58
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
751-800                             3.75        6.12       7.91         17.78         0.00        0.00      6.9853      309,889.62      70.14         10.39          8.93
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
801-850                             0.10        0.00       0.24         0.33          0.00        0.00      6.9806      198,298.74      83.89          0.19          0.07
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------
TOTAL                               15.34      46.95       37.71       100.00         0.00        0.00      7.1755      268,619.12      73.45         76.29          56.46
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ----------------

LTV & FICO
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
                                    FICO
                                    LESS
                                    THAN       450 -       501 -        551 -        601 -        651 -     701 -        751 -          801 -         TOTAL        AVG PRIN                   GROSS        LIMITED      STATED        IO        SILENT
          CURRENT LTV                450        500         550          600          650          700       750          800            850           FICO         BAL ($)         WAC       MARGIN         DOC          DOC       LOANS        2NDS
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
10.01-20                            0.00        0.00       0.00         0.00          0.11        0.00       0.00        0.00            0.00          633           167,500.00     6.8489     0.00         0.00         0.08        0.11        0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
20.01-30                            0.00        0.00       0.00         0.12          0.00        0.00       0.16        0.55            0.00          731           490,610.93     6.7293     0.00         0.00         0.11        0.66        0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
30.01-40                            0.00        0.00       0.00         0.07          0.08        0.82       0.05        0.00            0.00          659           336,894.27     6.5998     0.00         0.00         0.11        0.97        0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
40.01-50                            0.00        0.00       0.00         0.06          0.46        0.68       0.16        0.32            0.00          683           331,316.54     6.6157     0.00         0.00         0.03        0.87        0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
50.01-60                            0.00        0.00       0.00         0.10          1.34        1.64       1.57        2.30            0.00          715           643,660.06     6.9329     0.00         0.00         2.96        4.62        0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
60.01-70                            0.06        0.00       0.00         0.19          2.25        4.87       3.20        2.96            0.09          703           475,404.33     6.7747     0.00         0.00         4.64        8.83        1.17
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
70.01-80                            0.23        0.00       0.00         0.50          3.79        8.26       5.69        3.42            0.00          695           322,579.31     7.1619     0.00         0.16         12.04      16.02        3.37
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
80.01-90                            0.00        0.00       0.00         0.00          1.63        3.83       2.00        1.71            0.03          695           267,096.55     7.2093     0.00         0.00         4.54        7.01        8.12
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
90.01-100                           0.00        0.00       0.00         0.00          0.00        0.00       0.00        0.00            0.00           0                  0.00          0     0.00         0.00         0.00        0.00        0.00
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
100+                                0.12        0.00       0.00         0.00          5.88        18.64     13.32        6.52            0.21          700           203,080.16     7.3786     0.00         0.00         22.44      37.20       43.80
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
TOTAL                               0.41        0.00       0.00         1.04         15.53        38.75     26.15        17.78           0.33          699           268,619.12     7.1755     0.00         0.16         46.95      76.29       56.46
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------

PRIN BALANCE & FICO
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
                                    FICO
                                    LESS
                                    THAN       450 -       501 -        551 -        601 -        651 -     701 -        751 -          801 -         TOTAL         CURRENT                   GROSS        LIMITED      STATED        IO        SILENT
         PRIN BALANCE                450        500         550          600          650          700       750          800            850           FICO           LTV           WAC       MARGIN         DOC          DOC       LOANS        2NDS
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$1-$50,000                          0.00        0.00       0.00         0.02          0.06        0.08       0.03        0.04            0.00          683           70.73        7.7447       0.00         0.00         0.14        0.07        0.13
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$50,001-$100,000                    0.12        0.00       0.00         0.00          0.72        1.95       1.82        0.96            0.06          704           76.19        7.5269       0.00         0.00         2.82        3.64        4.35
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$100,001-$150,000                   0.00        0.00       0.00         0.09          1.40        3.56       2.45        1.63            0.04          698           77.24        7.3504       0.00         0.00         4.99        6.94        7.69
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$150,001 - $200,000                 0.12        0.00       0.00         0.18          2.33        3.63       2.69        0.62            0.00          685           77.3          7.213       0.00         0.00         4.20        8.05        6.86
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$200,001 - $250,000                 0.08        0.00       0.00         0.15          1.80        3.62       1.50        0.87            0.00          684           76.53        7.3954       0.00         0.00         4.22        6.96        5.07
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$250,001 - $300,000                 0.09        0.00       0.00         0.38          1.19        3.19       1.20        0.65            0.09          684           75.61        7.3513       0.00         0.00         2.51        5.94        4.27
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$300,001 - $350,000                 0.00        0.00       0.00         0.11          1.23        1.85       1.08        0.63            0.00          686           75.7         7.2537       0.00         0.00         1.94        4.37        3.51
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$350,001 - $400,000                 0.00        0.00       0.00         0.12          0.75        1.75       1.02        0.26            0.00          684           78.22        7.3496       0.00         0.00         2.16        3.66        3.01
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$400,001 - $450,000                 0.00        0.00       0.00         0.00          0.99        1.89       2.77        1.79            0.14          710           74.77        6.9196       0.00         0.00         3.33        4.91        4.21
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$450,001 - $500,000                 0.00        0.00       0.00         0.00          1.12        2.91       2.28        1.77            0.00          707           72.17        7.0236       0.00         0.16         3.21        5.17        2.43
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$500,001 - $550,000                 0.00        0.00       0.00         0.00          1.06        2.47       1.21        1.76            0.00          706           75.82        7.2565       0.00         0.00         2.64        4.57        3.32
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$550,001 - $600,000                 0.00        0.00       0.00         0.00          0.40        1.56       0.59        0.78            0.00          705           75.6         6.8544       0.00         0.00         1.77        2.35        1.55
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$600,001 - $650,000                 0.00        0.00       0.00         0.00          0.44        2.15       0.63        1.72            0.00          717           67.21        6.9179       0.00         0.00         1.73        2.58        1.93
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$700,001 - $750,000                 0.00        0.00       0.00         0.00          0.24        0.93       1.47        0.71            0.00          719           69.56        6.8166       0.00         0.00         1.67        2.40        0.70
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
$ 700,000 +                         0.00        0.00       0.00         0.00          1.81        7.21       5.41        3.59            0.00          706           66.02        7.0699       0.00         0.00         9.61       14.66        7.42
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------
TOTAL                               0.41        0.00       0.00         1.04         15.53        38.75     26.15        17.78           0.33          699           73.45        7.1755       0.00         0.16         46.95      76.29       56.46
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- -----------

MORTG RATES & FICO
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
                                    FICO
                                    LESS
                                    THAN       450 -       501 -        551 -        601 -        651 -     701 -        751 -          801 -         TOTAL         CURRENT                   GROSS       AVG PRIN      LIMITED     STATED        IO        SILENT
          MORTG RATES                450        500         550          600          650          700       750          800            850           FICO           LTV           WAC       MARGIN       BAL ($)        DOC        DOC        LOANS        2NDS
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
5.501-6.0%                          0.06        0.00       0.00         0.00          0.00        0.13       0.78        0.47            0.00          739           72.09        5.8268       0.00        251,342.02    0.00        0.51        0.65        0.41
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
6.001-6.5%                          0.00        0.00       0.00         0.10          1.44        5.52       4.70        4.60            0.12          715           68.92        6.3708       0.00        343,571.59    0.00        5.71       11.46        6.60
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
6.501-7.0%                          0.06        0.00       0.00         0.30          3.93        11.93      6.32        4.40            0.00          697           70.79        6.8067       0.00        310,441.69    0.16       12.49       19.31       12.55
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
7.001-7.5%                          0.08        0.00       0.00         0.46          4.13        11.22      8.26        5.22            0.18          701           74.80        7.3252       0.00        271,821.97    0.00       14.72       23.56       17.15
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
7.501-8.0%                          0.12        0.00       0.00         0.14          4.35        7.22       4.40        2.32            0.04          688           77.28        7.7728       0.00        227,632.55    0.00        9.63       16.07       14.31
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
8.001-8.5%                          0.00        0.00       0.00         0.05          0.98        1.69       1.14        0.63            0.00          693           78.98        8.3053       0.00        170,356.58    0.00        2.22        3.34        3.75
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
8.501-9.0%                          0.08        0.00       0.00         0.00          0.35        0.68       0.49        0.04            0.00          682           77.84        8.7300       0.00        142,668.81    0.00        0.96        1.18        1.14
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
9.001-9.5%                          0.00        0.00       0.00         0.00          0.36        0.37       0.07        0.00            0.00          665           78.43        9.3029       0.00        261,143.92    0.00        0.70        0.61        0.44
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
9.501-10.0%                         0.00        0.00       0.00         0.00          0.00        0.00       0.00        0.12            0.00          792           80.00        9.7500       0.00        170,400.00    0.00        0.00        0.12        0.12
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------
TOTAL                               0.41        0.00       0.00         1.04         15.53        38.75     26.15        17.78           0.33          699           73.45        7.1755       0.00        268,619.12    0.16       46.95       76.29       56.46
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ---------- ----------- ----------- -----------

MORTG RATES & LTV
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
                                     LTV
                                   40.01-     50.01 -     60.01 -      70.01 -      80.01 -      90.01 -                 TOTAL           AVG          GROSS        AVG PRIN       LIMITED     STATED         IO         SILENT
          MORTG RATES                50          60         70           80            90          100       100+         LTV            FICO         MARGIN        BAL ($)         DOC        DOC          LOANS        2NDS
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
5.501-6.0%                          0.03        0.15       0.57         0.57          0.11        0.00        0          72.09           739           0.00          251,342.02    0.00        0.51         0.65         0.41
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
6.001-6.5%                          0.72        2.10       4.67         7.72          0.13        0.30        0          68.92           715           0.00          343,571.59    0.00        5.71         11.46        6.60
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
6.501-7.0%                          0.87        2.69       5.62         16.55         0.16        0.09        0          70.79           697           0.00          310,441.69    0.16       12.49         19.31        12.55
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
7.001-7.5%                          0.05        3.47       5.19         20.10         0.14        0.50        0          74.80           701           0.00          271,821.97    0.00       14.72         23.56        17.15
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
7.501-8.0%                          0.00        0.60       2.10         15.40         0.37        0.00        0          77.28           688           0.00          227,632.55    0.00        9.63         16.07        14.31
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
8.001-8.5%                          0.00        0.00       0.39         3.98          0.11        0.00        0          78.98           693           0.00          170,356.58    0.00        2.22         3.34         3.75
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
8.501-9.0%                          0.00        0.00       0.24         1.30          0.09        0.00        0          77.84           682           0.00          142,668.81    0.00        0.96         1.18         1.14
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
9.001-9.5%                          0.00        0.00       0.00         0.79          0.00        0.00        0          78.43           665           0.00          261,143.92    0.00        0.70         0.61         0.44
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
9.501-10.0%                         0.00        0.00       0.00         0.12          0.00        0.00        0          80.00           792           0.00          170,400.00    0.00        0.00         0.12         0.12
                                 ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------
TOTAL                               1.68        9.01       18.79        66.53         1.12        0.89        0          73.45           699           0.00          268,619.12    0.16       46.95         76.29        56.46
-------------------------------- ------------ --------- ------------ ------------ ------------- ---------- --------- -------------- --------------- ----------- ---------------- ---------- ----------- -------------- ----------

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

INSTRUCTIONS: PLEASE ALSO PROVIDE INFO ON CONFORMING AND NON-CONFORMING POOL  (CELLS HAVE
ALREADY BEEN FORMATTED IN COLUMN B, C, D, E)

                               aggregate pool  group: ______      group: ______   group: ______
------------------------------
          gross WAC                7.18%
------------------------------

------------------------------

------------------------------

------------------------------

------------------------------
        wtd avg FICO                699
------------------------------
     FICO less than 600              1%
------------------------------
        FICO 600-650                15%
------------------------------

------------------------------

------------------------------

------------------------------
        wtd avg CLTV                84%
------------------------------
       CLTV equals 80               11%
------------------------------
   CLTV greater than 80.01          54%
------------------------------
       LTV 95.01 -100                0%
------------------------------
        Full Doc (%)                15%
------------------------------
       Stated Doc (%)               47%
------------------------------

------------------------------
          purch (%)                 57%
------------------------------
         CO refi (%)                34%
------------------------------
         Own Occ (%)                72%
------------------------------
     Prepay Penalty (%)             45%
------------------------------
           DTI (%)                  38%
------------------------------
          ARM ? (%)                  0%
------------------------------
          2/28 (%)                   0%
------------------------------
          3/27 (%)                  $ -
------------------------------
        1st Lien (%)                100
------------------------------
      Avg Loan Balance             268619
------------------------------
         # of Loans                 1103
------------------------------
  Loan Bal less than $100k         5.77%
------------------------------
 Mtg Rates greater than 12%          0
------------------------------
      Manuf Housing (%)             0.16
------------------------------

------------------------------
        largest state                CA
------------------------------
       silent 2nd (%)               56%
------------------------------
        IO loans (%)                76%
------------------------------
           5yr IO                    1
------------------------------
           2 yr IO                   0%
------------------------------
          IO: FICO                  694%
------------------------------
           IO LTV                   74%
------------------------------
           IO DTI                   38%
------------------------------
         IO full doc                16%
------------------------------
          IO: purch                 46%
------------------------------

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Collateral Grouped by State
Collateral Grouped by State                    Count            Balance             Percent
AL                                                 6             929,371.00            0.31
AZ                                                96          30,507,306.00           10.30
CA                                               135          58,909,050.00           19.88
CO                                                29           6,026,841.00            2.03
CT                                                 3             892,800.00            0.30
DC                                                 7           2,086,350.00            0.70
DE                                                 5           5,112,752.00            1.73
FL                                                81          22,818,223.00            7.70
GA                                               101          14,860,064.00            5.02
HI                                                 3           3,167,828.00            1.07
IA                                                 4             471,520.00            0.16
ID                                                 7           1,367,375.00            0.46
IL                                                19           3,971,218.00            1.34
IN                                                 7             633,438.00            0.21
KS                                                 1             116,000.00            0.04
KY                                                12           1,883,854.00            0.64
LA                                                 4             367,485.00            0.12
MA                                                21           8,100,235.00            2.73
MD                                                84          33,518,710.00           11.31
ME                                                 3             546,262.00            0.18
MI                                                12           2,834,444.00            0.96
MN                                                 8           1,917,065.00            0.65
MO                                                 9             915,107.00            0.31
MS                                                 8           1,692,497.00            0.57
MT                                                 3             433,750.00            0.15
NC                                                29           3,755,673.00            1.27
ND                                                 3             205,800.00            0.07
NH                                                 3             543,739.00            0.18
NJ                                                41          11,166,558.00            3.77
NM                                                13           1,825,639.00            0.62
NV                                                15           4,000,929.00            1.35
NY                                                19           9,640,040.00            3.25
OH                                                24           3,416,556.00            1.15
OK                                                 3             192,166.00            0.06
OR                                                 9           2,661,921.00            0.90
PA                                                26           6,381,060.00            2.15
SC                                                14           2,652,764.00            0.90
TN                                                12           2,100,930.00            0.71
TX                                               123          17,130,049.00            5.78
UT                                                12           2,539,600.00            0.86
VA                                                62          17,117,613.00            5.78
WA                                                18           5,910,200.00            1.99
WI                                                 8             846,321.00            0.29
WY                                                 1             119,793.00            0.04
TOTAL                                          1,103         296,286,894.00          100.00

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type    Count        Balance         Percent    GWAC     WA Strip    NWAC     Stated WAM      Calc WAM     WA Age      Min GWAC      Max GWAC     Avg Bal    WA LTV         WA         WA FICO    WA DTI     WA REM
                                                                                                                                                                                                    COMBINED                            IO TERM
                                                                                                                                                                                                      LTV
30Y                                     1           277,043.75     23.65         7       0.25     6.75             359           358         1              7             7    277,044        75             75         689         0           0
30Y IO                                  3           894,400.00     76.35    6.9501       0.25   6.7001             359           359         1          6.375             8    298,133     79.98          89.35         719      35.7         119
TOTAL                                   4         1,171,443.75       100    6.9619       0.25   6.7119             359           359         1          6.375             8    292,861      78.8          85.96         712      35.7         119

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.